As filed with the Securities and Exchange Commission on March 29, 2011

Securities Act File No. 002-89725
Investment Company Act File No. 811-03981

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

Registration Statement Under The Securities Act Of 1933

Post-effective Amendment No. 57 (X)

and/or
Registration Statement Under The Investment Company Act of 1940
Amendment No. 58 (X)

Check appropriate box or boxes

PRUDENTIAL WORLD FUND, INC.

Exact name of registrant as specified in charter

Gateway Center Three, 4th Floor
100 Mulberry Street

Newark, New Jersey 07102

Address of Principal Executive Offices, including Zip Code

(973) 367-7521

Registrant's Telephone Number, including Area Code

Deborah A. Docs
Gateway Center Three, 4th Floor
100 Mulberry Street

Newark, New Jersey 07102

Name and Address of Agent for Service of Process

It is proposed that this filing will become effective:

_immediately upon filing pursuant to paragraph (b)

_on (---) pursuant to paragraph (b)

_60 days after filing pursuant to paragraph (a)(1)

_on (---) pursuant to paragraph (a)(1)

_75 days after filing pursuant to paragraph (a)(2)

(X)_on March 30, 2011 pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

     this post-effective amendment designates a new effective date for a previously filed post-effective amendment

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PROSPECTUS	March 30, 2011
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Prudential Emerging Markets Debt Local Currency Fund

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Ticker Symbols
Class A: EMDAX	Class Q: EMDQX
Class C: EMDCX	Class Z: EMDZX
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FUND TYPE

Emerging Market Bond

OBJECTIVE

Total return, through a combination of current income and capital appreciation

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As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

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Prudential Investments, Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Table of Contents

3	SUMMARY SECTION
3	INVESTMENT OBJECTIVE
3	FUND FEES AND EXPENSES
4	INVESTMENTS, RISKS AND PERFORMANCE
9	MANAGEMENT OF THE FUND
9	BUYING AND SELLING FUND SHARES
9	TAX INFORMATION
9	FINANCIAL INTERMEDIARY COMPENSATION

10	HOW THE FUND INVESTS
10	INVESTMENT OBJECTIVE AND POLICIES
13	OTHER INVESTMENTS AND STRATEGIES
14	INVESTMENT RISKS

21	HOW THE FUND IS MANAGED
21	BOARD OF DIRECTORS
21	MANAGER
22	INVESTMENT SUBADVISER
22	PORTFOLIO MANAGERS
23	DISTRIBUTOR
23	DISCLOSURE OF PORTFOLIO HOLDINGS

24	FUND DISTRIBUTIONS AND TAX ISSUES
24	DISTRIBUTIONS
26	TAX ISSUES
27	IF YOU SELL OR EXCHANGE YOUR SHARES

28	HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND
28	HOW TO BUY SHARES
42	HOW TO SELL YOUR SHARES
45	HOW TO EXCHANGE YOUR SHARES

49	FINANCIAL HIGHLIGHTS
49	INTRODUCTION
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SUMMARY SECTION

INVESTMENT OBJECTIVE

The Fund's investment objective is to seek total return, through a combination of current income and capital appreciation.

FUND FEES AND EXPENSES

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The tables below describe the sales charges, fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and an eligible group of investors purchase, or agree to purchase in the future, more than $50,000 in shares of the Fund or other funds in the Prudential Investments family of funds. More information about these discounts is available from your financial professional and is explained in Reducing or Waiving Class A's Initial Sales Charge on page 31 of the Fund's Prospectus and in the Fund's Statement of Additional Information (SAI), in Rights of Accumulation on page 86.

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Shareholder Fees (paid directly from your investment)
	Class A	Class C	Class Q	Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.5%	None	None	None
Maximum deferred sales charge (load)(as a percentage of the lower of original purchase price or sale proceeds)	1%	1%	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None
Redemption fees	None	None	None	None
Exchange fee	None	None	None	None
Maximum account fee (accounts under $2,500)	$15	$15	None	None

Annual Fund Operating Expenses % (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class Q	Class Z
Management fees	0.80	0.80	0.80	0.80
+ Distribution and service (12b-1) fees	0.30	1.00	None	None
+ Other expenses	0.86	0.86	0.73	0.86
= Total annual Fund operating expenses	1.96	2.66	1.53	1.66
- Fee waiver	(0.66)	(0.61)	(0.48)	(0.61)
= Net annual Fund operating expenses	1.30	2.05	1.05	1.05

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Example . The following hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

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	If Shares Are Redeemed		If Shares Are Not Redeemed
Share Class	1 Year	3 Years	1 Year	3 Years
Class A	$576	$977	$576	$977
Class C	$308	$769	$208	$769
Class Q	$107	$436	$107	$436
Class Z	$107	$464	$107	$464
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° Other expenses (which include expenses for accounting and valuation services, custodian fees, audit and legal fees, transfer agency fees, fees paid to independent directors and other miscellaneous items) are estimated for the Fund's first fiscal year of operations. Actual expenses may vary.
° The manager of the Fund has contractually agreed through March 31, 2012 to limit net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary and certain other expenses, including taxes, interest and brokerage commisions) of each class of shares of the Fund to 1.05% of the Fund's average daily net assets. These waivers may not be terminated prior to March 31, 2012. Separately, the distributor of the Fund has contractually agreed through March 31, 2012 to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares. The decision on whether to renew, modify or terminate each waiver is subject to review by the distributor, the manager and the Fund's Board of Directors.

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Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Fund will seek to achieve its investment objective by investing under normal circumstances at least 80% of its investable assets in currencies of, and fixed income instruments denominated in local currencies of, emerging market countries. The Fund anticipates investing in derivatives, such as forward contracts, options, futures contracts or swap agreements, denominated in any currency. Such investments will be included under the 80% of assets policy noted above so long as the underlying asset of such derivative is a currency or fixed income instrument denominated in the currency of an emerging market country and such investments are subject to the Fund's limit of investing up to 25% of its net assets in derivatives. The term "investable assets" refers to the Fund's net assets plus any borrowings for investment purposes. The Fund's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions.

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The Fund generally considers emerging market countries to be countries that are on the World Bank's list of low or middle income countries as well as any other country that the investment subadviser believes has an emerging economy or market. Emerging market countries are expected to include, but are not limited to, Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Malaysia, Mexico, Peru, Philippines, Poland, Romania, Russia, Singapore, Slovakia, South Africa, South Korea, Taiwan, Thailand, and Turkey. The Fund may invest to a lesser extent in lesser-developed emerging market countries that are not included in standard emerging market benchmarks and are not widely followed by investors (commonly referred to as "frontier countries"). The Fund's investments may be highly concentrated in a geographic region or country and under normal circumstances the Fund will invest in at least three different countries, without limit as to the amount of Fund assets that may be invested in any single country. The Fund's fixed income instruments may include bonds, debt securities and derivatives issued by various U.S. and non-U.S. public or private sector entities. The Fund may invest up to 50% of its net assets in junk bonds. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

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In determining which securities to buy and sell, the investment subadviser considers country and currency selection, economic conditions, interest rate fundamentals, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and other specific factors that the Fund believes to be relevant. The investment subadviser also evaluates individual debt securities within each fixed-income sector based upon their relative investment merit and considers factors such as yield, duration and potential for price appreciation as well as credit quality, maturity and risk.

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The Fund will provide 60 days' prior written notice to shareholders of a change in the 80% policy stated above. While we make every effort to achieve the Fund's objective, we can't guarantee success.

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Principal Risks of Investing in the Fund . All investments have risks to some degree. Please remember that an investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment.

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Fixed Income Instruments Risk . Fixed income instruments are subject to credit risk, market risk and interest rate risk. The Fund's holdings, share price, yield and total return may also fluctuate in response to bond market movements.

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Recent Market Events . The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. The financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the subadviser. These market conditions may continue or get worse. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the United States calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be known for some time.

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Risk of Increase in Expenses . Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

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Management Risk . Actively managed mutual funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these techniques will produce the desired results. Additionally, the securities selected by the subadviser may underperform the markets in general, the Fund's benchmark and other mutual funds with similar investment objectives.

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Non-U.S. Securities Risk . Investments in securities of non-U.S. issuers, including emerging markets issuers (including those denominated in U.S. dollars), involve certain risks not typically associated with investments in domestic issuers. The values of non-U.S. securities are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a non-U.S. country.

In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing and financial reporting standards as are U.S. companies.

In addition, the Fund's investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. Dividends or interest on, or proceeds from the sale of, non-U.S. securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply.

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Emerging Markets Risk . The risks of non-U.S. investments are greater for investments in emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreign investors, or that prevent foreign investors from withdrawing their money at will.

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Currency Risk . The Fund's assets may be invested in securities that are denominated in non-U.S. currencies or directly in currencies. Such investments are subject to the risk that the value of a particular currency will change in relation to the U.S. dollar or other currencies. The weakening of a country's currency relative to the U.S. dollar will negatively affect the dollar value of the Fund's assets. Among the factors that may affect currency values are trade balances, levels of short term interest rates, differences in relative values of similar assets in different currencies, long term opportunities for investment and capital appreciation, central bank policy, and political developments. The Fund may attempt to hedge such risks by selling or buying currencies in the forward market; selling or buying currency futures contracts, options or other securities thereon; borrowing funds denominated in particular currencies; or any combination thereof, depending on the availability of liquidity in the hedging instruments and their relative costs. There can be no assurance that such strategies will be implemented or, if implemented, will be effective. The Fund would incur additional costs from hedging.

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Credit Risk. Credit risk relates to the ability of the issuer of a fixed income instrument or the counterparty to a financial transaction with the Fund to meet interest and principal payments as they come due or to fulfill its obligations to the Fund. The value of the fixed income instruments held by the Fund will be adversely affected by any erosion in the ability of the relevant issuers to make interest and principal payments as they become due. The ratings given to a debt security by certain ratings agencies provide a generally useful guide as to such credit risk. The lower the rating of a debt security held by the Fund, the greater the degree of credit risk that is perceived to exist by the rating agency with respect to that security. Increasing the amount of Fund assets invested in lower-rated securities generally will increase the Fund's income, but also will increase the credit risk to which the Fund is subject. The Fund generally enters into financial transactions with major dealers that are deemed acceptable to the investment subadviser from a credit perspective.

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Interest Rate Risk . The value of fixed-income securities will decline if interest rates increase. Securities with longer maturities are generally more sensitive to changes in interest rates than securities with shorter maturities.

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Derivatives Risk . The Fund will engage in a variety of transactions using "derivatives," such as futures, options, forwards and swaps. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be traded on organized exchanges, or in individually negotiated transactions with other parties (these are known as "over-the-counter" derivatives). The Fund will use derivatives both for hedging purposes (to seek to reduce risk) and for non-hedging purposes (to seek to increase return consistent with the Fund's investment objective). Although the Fund has the flexibility to make use of derivatives, it may choose not to for a variety of reasons, even under very volatile market conditions.

Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the investment subadviser's ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to the Fund. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund's derivatives positions at any time. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

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Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet known and may not be known for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Junk Bonds Risk. High-yield, high-risk bonds have speculative characteristics, including particularly high credit risk. Junk bonds tend to be less liquid than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market's psychology.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. The Fund may not be able to sell illiquid investments at competitive prices. Investments in certain commodities, derivatives, non-U.S. investments, restricted securities, and securities having substantial market and/or credit risk tend to involve greater liquidity risk.

Geographic Concentration Risk . Because the Fund may invest a large portion of its assets in a single country or region of the world, the Fund's investments can be geographically concentrated. This can result in more pronounced risks based upon economic conditions that impact a single country or region more or less than other countries or regions.

Non-Diversified Investment Company Risk . Funds that are "non-diversified" for purposes of the Investment Company Act of 1940, as amended (the 1940 Act) may invest a greater percentage of their assets in securities of a single issuer. The risk of investing in a smaller number of issuers includes the risk of being more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund might be.

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For more information on the risks of investing in this Fund, please see How the Fund Invests - Investment Risks in the Prospectus and Investment Risks and Considerations in the SAI.

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The Fund's Past Performance . The Fund has not been in operation for a full calendar year, and hence has no past performance data to present. A number of factors - including risk - can affect how the Fund will perform in the future.

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MANAGEMENT OF THE FUND

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Investment Manager	Subadviser	Portfolio Manager	Title	Service Date
Prudential Investments LLC	Prudential Investment Management, Inc.	David Bessey	Managing Director	March 2011
		Cathy L. Hepworth, CFA	Portfolio Manager	March 2011
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BUYING AND SELLING FUND SHARES

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	Minimum Initial Investment	Minimum Subsequent Investment
Fund shares (most cases)	$2,500	$100
Retirement accounts and custodial accounts for minors	$1,000	$100
Automatic Investment Plan (AIP)	$50	$50
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You can purchase or redeem shares through the Fund's transfer agent or through servicing agents, including brokers, dealers and other financial intermediaries appointed by the distributor to receive purchase and redemption orders. Current shareholders may also purchase or redeem shares through the Fund's website or by calling (800) 225-1852. Redemption proceeds may be sent by mail, by Federal funds wire or deposited directly into your bank account if you have established the link.

TAX INFORMATION

Dividends, Capital Gains and Taxes. The Fund's dividends and distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

FINANCIAL INTERMEDIARY COMPENSATION

Potential Conflicts of Interest. If you purchase Fund shares through a financial services firm, the Fund, the Manager, or their related companies may pay the financial services firm for the sale of Fund shares and/or for services to shareholders. These payments may create a conflict of interest by influencing the financial services firm or the firm's representatives to recommend the Fund over another investment. Ask your financial services firm or representative for more information or visit your financial services firm's website.

HOW THE FUND INVESTS

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INVESTMENT OBJECTIVE AND POLICIES

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The Fund's investment objective is to seek total return through a combination of current income and capital appreciation. The Fund's investment objective is not a fundamental policy, and therefore may be changed by the Board without prior shareholder approval.

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The Fund will seek to achieve its investment objective by investing under normal circumstances at least 80% of its investable assets in currencies of, and fixed income instruments denominated in local currencies of, emerging market countries. The Fund anticipates investing in derivatives, such as forward contracts, options, futures contracts or swap agreements, denominated in any currency. Such investments will be included under the 80% of assets policy noted above so long as the underlying asset of such derivative is a currency or fixed income instrument denominated in the currency of an emerging market country and such investments are subject to the Fund's limit of investing up to 25% of its net assets in derivatives. The term "investable assets" refers to the Fund's net assets plus any borrowings for investment purposes. The Fund's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions.

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In determining which securities to buy and sell, the investment subadviser considers country and currency selection, economic conditions, interest rate fundamentals, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and other specific factors that the Fund believes to be relevant. The investment subadviser also evaluates individual debt securities within each fixed-income sector based upon their relative investment merit and considers factors such as yield, duration and potential for price appreciation as well as credit quality, maturity and risk.

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The Fund generally considers emerging market countries to be countries that are on the World Bank's list of low or middle income countries as well as any other country that the investment subadviser believes has an emerging economy or market. Emerging market countries are expected to include, but are not limited to, Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Malaysia, Mexico, Peru, Philippines, Poland, Romania, Russia, Singapore, Slovakia, South Africa, South Korea, Taiwan, Thailand, and Turkey. The Fund may invest to a lesser extent in lesser-developed emerging market countries that are not included in standard emerging market benchmarks and are not widely followed by investors (commonly referred to as "frontier countries"). The Fund's investments may be highly concentrated in a geographic region or country. Under normal circumstances the Fund will invest in at least three different countries, without limit as to the amount of Fund assets that may be invested in any single country.

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The Fund's fixed income instruments may include bonds, debt securities and derivatives issued by various U.S. and non-U.S. public or private sector entities. The Fund may invest up to 50% of its net assets in high-yield debt instruments or "junk bonds," which are rated below investment grade by a nationally recognized rating service or considered by the subadviser to be of comparable quality. However, the Fund may only invest up to 10% of its net assets in distressed instruments, which generally are rated CCC or below by a nationally recognized rating service or considered by the investment subadviser to be of comparable quality. Fund assets not invested in currencies or fixed income instruments denominated in currencies of emerging market countries may be invested in other types of fixed income instruments.

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The Fund's portfolio of bonds is expected to have an average duration of 3 to 8 years. Duration measures the potential volatility of the price of a portfolio of bonds prior to maturity. Duration is the magnitude of the change in price of a bond relative to a given change in the market interest rate. Duration incorporates a bond's yield, coupon interest payments, final maturity, call and put features and prepayment exposure into one measure.

The Fund will provide 60 days' prior written notice to shareholders of a change in its non-fundamental policy of investing at least 80% of its investable assets in fixed income instruments denominated in the currencies of local emerging market countries and in currencies of emerging market countries.

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Derivative Strategies . The Fund will use various derivative strategies to try to improve the Fund's returns. The Fund will also use hedging techniques to try to protect the Fund's assets. We cannot guarantee that these strategies and techniques will work, that the instruments necessary to implement these strategies and techniques will be available, or that the Fund will not lose money. The use of derivatives — such as futures, foreign currency forward contracts, options on futures, index and inverse floating rate securities and various types of swaps — involves costs and can be volatile. With derivatives, the investment subadviser tries to predict if the underlying investment – a security, market index, currency, interest rate or some other benchmark - will go up or down at some future date. The Fund could use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objective. The Fund will consider other factors (such as cost) in deciding whether to employ any particular strategy or technique, or use any particular instrument. Any derivatives the Fund uses may not match or offset the Fund's underlying positions and this could result in losses to the Fund that would not otherwise have occurred. Derivatives that involve leverage could magnify losses. When the Fund uses derivative strategies, the Fund designates certain assets as segregated or otherwise covers its exposure, as required by the rules of the Securities and Exchange Commission (the "Commission").

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Because the Fund is a global fund and invests in securities denominated in different foreign currencies, the Fund may use "currency hedges." Currency hedges can help protect the Fund's net asset value from declining if a particular foreign currency were to decrease in value compared to the U.S. dollar.

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Futures Contracts and Related Options. The Fund will purchase and sell financial futures contracts and related options on financial futures. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index, or some other asset, at a stipulated future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the underlying index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Fund makes daily margin payments based on price movements in the index. An option gives the purchaser the right to buy or sell securities or currencies, or in the case of an option on a futures contract or an option on a swap, the right to buy or sell a futures contract or swap, respectively, in exchange for a premium.

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Foreign Currency Forward Contracts. The Fund will enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date and at a set price or to make or receive a cash payment based on the value of a given currency at a future date. Delivery of the underlying currency is expected, the terms are individually negotiated, the counterparty is not a clearing corporation or an exchange and payment on the contract is made upon delivery, rather than daily.

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Swap Transactions. The Fund may enter into swap transactions. Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. There are various types of swaps, including but not limited to, credit default swaps, interest rate swaps, total return swaps and index swaps.

Swap Options. The Fund may enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. For more information about these strategies, see the SAI.

Options on Securities and Financial Indexes. The Fund may purchase and sell put and call options on securities and financial indexes traded on U.S. or foreign securities exchanges or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities in exchange for a premium. The Fund will sell only covered options. For more information about the Fund's use of options, see the SAI.

Tax Considerations. The Fund intends to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Under subchapter M, at least 90% of the Fund's gross income for each taxable year must be "qualifying income." The Fund believes that its investment strategies with respect to foreign currencies will generate qualifying income under current U.S. federal income tax law.

OTHER INVESTMENTS AND STRATEGIES

In addition to the principal investment strategies, the Fund also may use the following non-principal investment strategies to try to increase its returns or protect its assets if market conditions warrant.

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Temporary Defensive Investments . In response to adverse market, economic or political conditions, the Fund may take a temporary defensive position and invest up to 100% of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities or in high-quality obligations of domestic or foreign banks and corporations, and may hold up to 100% of its assets in cash or cash equivalents. Investing heavily in these securities limits the Fund's ability to achieve its investment objective, but can help to preserve the Fund's assets.

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Asset-Backed Securities. The Fund may invest in asset-backed securities. An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as mortgages, automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other corporate and municipal securities.

Bank Debt. The Fund may invest in fixed and floating rate loans (secured or unsecured) arranged through private negotiations between a corporation or other institution that is the borrower and one or more financial institutions that are the lenders. These types of investments can be in the form of loan participations or assignments.

Repurchase Agreements. The Fund may use repurchase agreements, where a party agrees to sell a security to the Fund and then repurchases it at an agreed-upon price at a stated time. This creates a fixed return for the Fund, and is, in effect, a loan by the Fund. Repurchase agreements are used for cash management purposes only.

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Reverse Repurchase Agreements and Dollar Rolls . The Fund may enter into reverse repurchase agreements, which involve the sale of a portfolio security by the Fund coupled with an agreement to repurchase the security, as well as dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously agrees to repurchase a substantially similar security at a future date. Either strategy involves leverage and may magnify underlying investment gains or losses.

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Short Sales . The Fund may make short sales of a security. This means that the Fund may sell a security that it does not own, which it may do, for example, when the investment subadviser thinks the value of the security will decline. The Fund generally borrows the security to deliver to the buyers in a short sale. The Fund must then replace the borrowed security by purchasing it at the market price at the time of replacement. Short sales involve costs and risk. The Fund must pay the lender any dividends or interest that accrues on the security it borrows, and the Fund will lose money if the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security. The Fund may make short sales "against the box." In a short sale against the box, at the time of sale, the Fund owns or has the right to acquire the identical security at no additional cost. When selling short against the box, the Fund gives up the opportunity for capital appreciation in the security.

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When-Issued and Delayed-Delivery Securities. The Fund may purchase securities, including money market obligations, municipal bonds or other obligations, on a when-issued or delayed-delivery basis. When the Fund makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the obligations take place at a later time. The Fund does not earn interest income until the date the obligations are expected to be delivered.

Equity and Equity-Related Securities. The Fund may invest up to 5% of the Fund's net assets in equity or equity-related securities acquired by the Fund as a result of the exercise of warrants, options or other instruments attached to a fixed income instrument or as part of a restructuring or reorganization and in exchange for the Fund's existing fixed income investment.

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Additional Strategies . The Fund follows certain policies when it borrows money (the Fund can borrow up to 33 1/3% of the value of its total assets); and holds illiquid securities (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is "non-diversified ," meaning it can invest more than 5% of its assets in the securities of any one issuer.

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The Fund is subject to certain other investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

INVESTMENT RISKS

All investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad-based securities market indexes, performance of the Fund can deviate from performance of the indexes. The charts below outline the key risks and potential rewards of the Fund's principal strategies and certain other non-principal strategies that the Fund may use. Following the charts is a table which sets forth the investment limits applicable to each of the types of investments discussed in the charts. Unless otherwise noted, a percentage stated as a limit on the Fund's ability to engage in a particular type of investment is a percentage of investable assets. For more information, see the SAI.

Principal Investment Strategies

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Emerging markets debt
Risks	Potential Rewards

  Emerging markets, economies and political systems may not be as stable as in the U.S. or in more developed countries.
  Currency risk - changing value of foreign currencies can cause losses.
  May be less liquid than U.S. bonds and bonds in more developed markets.
  Differences in foreign laws, accounting standards, public information and custody and settlement practices provide less reliable information on foreign investments and involve more risk.
  Not all government securities are insured or guaranteed by the government, but only by the issuing agency.

  Investors can participate in the growth of emerging markets through investment in issuers operating in those markets.
  May profit from changing value of foreign currencies.
  Opportunities for diversification.
  Principal and interest on foreign government securities may be guaranteed.

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Currency
Risks	Potential Rewards

  The value of a particular currency will change in relation to the U.S. dollar or other currencies.
  The weakening of a country's currency relative to the U.S. dollar will negatively affect the dollar value of the Fund's assets.

The Fund may profit from a favorable change in the value of foreign currencies (non-U.S. dollar denominated securities).
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Foreign Fixed Income Securities
Risks	Potential Rewards

  Foreign markets, economies and political systems, particularly those in developing countries, may not be as stable as those in the U.S.
  May be less liquid than U.S. fixed-income debt securities.
  Differences in foreign laws, accounting standards, public information, custody and settlement practices provide less reliable information on foreign investments and involve more risk.
  Currency risk - adverse changes in the value of foreign currencies can cause losses (non-U.S. currency denominated securities).
  Investments in emerging market securities are subject to greater volatility and price declines.
  Credit risk - the risk that the underlying receivables will not be paid by debtors or by credit insurers or guarantors of such instruments.
  Some asset-backed securities are unsecured or secured by lower-rated insurers or guarantors and thus may involve greater risk.
  Market risk - the risk that bonds will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower or the bond's insurer.

  Investors may participate in the growth of foreign markets through investments in companies operating in those markets.
  Opportunities for diversification.
  Fund may profit from a favorable change in the value of foreign currencies
  (non-U.S. dollar denominated securities).

High Yield Debt Obligations (Junk Bonds)
Risks	Potential Rewards

  Credit risk (particularly high) - the risk that the underlying receivables will not be paid by debtors or by credit insurers or guarantors of such instruments. Some asset-backed securities are unsecured or secured by lower-rated insurers or guarantors and thus may involve greater risk.
  Market risk (particularly high) - the risk that bonds will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower or the bond's insurer.
  Illiquidity risk - the risk that bonds may be difficult to value precisely and to sell at the time or price desired.
  Are generally less secure than higher quality debt securities.

May offer higher interest income and higher potential gains than higher grade debt securities. Most bonds rise in value when interest rates fall.

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Derivatives
Risks	Potential Rewards

  The value of derivatives (such as futures, swaps and options) that are used to hedge a portfolio security is generally determined independently from the value of that security and could result in a loss to the Fund when the price movement of the derivative does not correlate with a change in the value of the portfolio security.
  Derivatives may not have the intended effects and may result in losses or missed opportunities.
  The counterparty to a derivatives contract could default.
  Derivatives can increase share price volatility and those that involve leverage could magnify losses.
  Certain types of derivatives involve costs to the Fund that can reduce returns.
  Derivatives may be difficult to value precisely or sell at the time or price desired.
  New regulation of derivatives may make them more costly, limit their availability or otherwise adversely affect their value or performance.

  Derivatives could make money and protect against losses if the investment analysis proves correct.
  Derivatives used for return enhancement purposes involve a type of leverage and could generate substantial gains at low cost.
  One way to manage the Fund's risk/return balance is by locking in the value of an investment ahead of time.
  Hedges that correlate well with an underlying position can reduce or eliminate the volatility of investment income or capital gains at low cost.

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Non-Principal Investment Strategies

Bank Debt
Risks	Potential Rewards

  In participations, the Fund has no rights against the borrower in the event the borrower does not repay the loan.
  In participations, the Fund is subject to the credit risk of the lender.
  In assignments, the Fund has no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral.
  In assignments, the rights against the borrower that are acquired by the Fund may be more limited than those held by the assigning lender.

A source of regular interest income. May offer the right to receive principal, interest and fees.

Illiquid Securities
Risks	Potential Rewards
May be difficult to value precisely. May be difficult to sell at the time or price desired.	May offer a more attractive yield or potential for growth than more widely traded securities.

Reverse repurchase agreements and dollar rolls
Risks	Potential Rewards

  Risk that the counterparty may fail to return securities in a timely manner or at all.
  May magnify underlying investment losses.
  Investment costs may exceed potential underlying investment gains.
  Leverage risk - the risk that the market value of the securities purchased with proceeds of the sale declines below the price of the securities the Fund must repurchase.

May magnify underlying investment gains.

Short Sales, including short sales against the box
Risks	Potential Rewards

  May magnify underlying investment losses.
  Share price volatility can magnify losses because underlying security must be replaced at a specific time.
  Investment costs may exceed potential underlying investment gains.
  Short sales pose the risk of potentially unlimited loss.
  Short sales "against the box" give up the opportunity for capital appreciation in the security.

May magnify underlying investment gains. Short sales "against the box" may lock capital appreciation while delaying tax consequences.
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Principal & Non-Principal Strategies

  Currencies of, and fixed income instruments denominated in local currencies of, emerging market countries: At least 80%
  High-yield debt securities (Junk Bonds): Up to 50% of total assets
  Derivatives (including swaps): Up to 25% of net assets
  Short Sales: Up to 25% of net assets (excluding short sales against the box)
  Asset-backed securities: Up to 15% of total assets
  Loan Participations & Assignments: Up to 10% of net assets
  Illiquid Securities: Up to 15% of net assets
  Money market instruments: Up to 100% on temporary basis
  Borrowing: Up to 33 1/3% of total assets

HOW THE FUND IS MANAGED

BOARD OF DIRECTORS

The Fund is overseen by a Board of Directors or Trustees (hereafter referred to as Directors, or the Board). The Board oversees the actions of the Manager, investment subadviser(s) and distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund.

MANAGER

Prudential Investments LLC (PI)
Gateway Center Three, 100 Mulberry Street
Newark, NJ 07102-4077

Under a Management Agreement with the Fund, PI manages the Fund's investment operations and administers its business affairs and is responsible for supervising the Fund's investment subadviser.

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PI and its predecessors have served as a manager or administrator to investment companies since 1987. As of February 28, 2011, PI, a wholly-owned subsidiary of Prudential, served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the manager or administrator to closed-end investment companies, with aggregate assets of approximately $156.6 billion.

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Subject to the supervision of the Board, PI is responsible for conducting the initial review of prospective investment subadvisers for the Fund. In evaluating a prospective investment subadviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of the Fund's investment subadviser(s).

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PI and the Fund operate under an exemptive order (the Order) from the Securities and Exchange Commission (the Commission) that generally permits PI to enter into or amend agreements with unaffiliated investment subadvisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with an investment subadviser. Shareholders of the Fund still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Fund. The Fund will notify shareholders of any new investment subadvisers engaged or material amendments to subadvisory agreements made pursuant to the Order.

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A discussion of the basis for the Directors' approvals of the Fund's management and subadvisory agreements is available in the Fund's annual report to shareholders, which is issued at the end of December each year.

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On the Fund's launch date, a Prudential affiliate made a seed money investment in the Fund that the affiliate may decide to redeem once third-party assets invested in the Fund reach a level whereby the Fund's annualized expense ratio would not be negatively impacted by the redemption."

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INVESTMENT SUBADVISER

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Prudential Investment Management, Inc. (PIM) has served as an investment adviser to Prudential Financial, Inc. (Prudential Financial) since 1984. Its address is Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102. PI has responsibility for all investment advisory services, supervises PIM and pays PIM for its services. As of December 31, 2010, PIM managed approximately $537 billion in assets.

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Prudential Fixed Income is the primary public fixed income asset management unit of PIM, with $270 billion in assets under management as of December 31, 2010, and is the unit of PIM that provides investment advisory services to the Fund.

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Prudential Fixed Income is organized into groups specializing in different sectors of the fixed income market: U.S. and non-U.S. government bonds, mortgages and asset-backed securities, U.S. and non-U.S. investment grade corporate bonds, high-yield bonds, bank loans, emerging markets bonds, municipal bonds, and money market securities.

PORTFOLIO MANAGERS

David Bessey and Cathy L. Hepworth, CFA, of PFI are responsible for the management of the Fund.

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David Bessey is Managing Director and Head of Prudential Fixed Income's Emerging Markets Debt Team, investing in emerging market debt denominated in both $US and local currencies. Mr. Bessey is also senior portfolio manager for all Core Plus Fixed Income strategies and for the Emerging Markets Debt Long/Short Strategy. Mr. Bessey has been managing emerging market debt portfolios since 1995. Prior to joining Prudential Financial in 1989, Mr. Bessey was a project manager on various engineering projects in the United States, Asia, and Latin America. Mr. Bessey received a BS in Geological Engineering from Cornell University and an MBA in Finance from the Sloan School at the Massachusetts Institute of Technology (MIT).

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Cathy L. Hepworth, CFA, is Portfolio Manager and Emerging Markets Sovereign Strategist for Prudential Fixed Income's Emerging Markets Team. Ms. Hepworth co-founded the firm's emerging markets debt management effort with David Bessey in 1996. Previously, Ms. Hepworth was an analyst in the credit unit of Pramerica Financial's Capital Management Group, focusing on sovereigns, foreign banks, Canadian Provinces, energy sectors, insurance companies and domestic banks. Prior to joining Pramerica Financial in 1989, she held analyst positions at Bankers Trust, Merrill Lynch, and Golembe Associates. Ms. Hepworth received a BSFS from Georgetown University, School of Foreign Service. She holds the Chartered Financial Analyst (CFA) designation.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the Fund.

DISTRIBUTOR

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Prudential Investment Management Services LLC (PIMS or the Distributor) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund also has a Distribution and Service Plan (the Plan) under Rule 12b-1 of the Investment Company Act of 1940, as amended (1940 Act) with respect to each of the Class A and Class C shares. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A and C shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Q and Class Z. These fees - known as 12b-1 fees - are shown in the "Fund Fees and Expenses" table.

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Because the fees are paid from the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is described in the Fund's SAI and on the Fund's website.

FUND DISTRIBUTIONS AND TAX ISSUES

DISTRIBUTIONS

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Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes dividends of net investment income and realized net capital gains, if any, to shareholders. These distributions are subject to federal income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified or tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state and local income tax in the state where you live.

Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, unless you hold your shares in a qualified or tax-deferred plan or account.

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The following briefly discusses some of the important income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

The Fund declares dividends of any net investment income to shareholders on a daily basis and distributes the dividends every month. For example, if the Fund owns an ACME Corp. bond and the bond pays interest, the Fund will pay out a portion of this interest as a dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be subject to taxation whether or not they are reinvested in the Fund. Corporate shareholders not eligible and dividends from the Fund will not qualify for preferential rates.

The Fund also distributes any realized net capital gains to shareholders. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 bonds of ACME Corp. for a total of $1,000 and more than one year later sold the bonds for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's remaining total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security-if the Fund holds a security for more than one year before selling it, any gain is treated as long-term capital gain which, if recognized in a taxable year beginning before January 1, 2013, is generally taxed at rates of up to 15%, provided that the Fund distributes the net capital gain to noncorporate U.S. shareholders, and up to 20% thereafter. If the Fund holds the security for one year or less, any gain is treated as short-term capital gain, which is taxed at rates applicable to ordinary income. Different rates apply to corporate shareholders.

Dividends of net investment income paid to a noncorporate U.S. shareholder in a taxable year beginning before January 1, 2013 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. Dividends of net investment income that are not designated as qualified dividend income will be taxable to shareholders at ordinary income rates. Also, a portion of the dividends paid to corporate shareholders of the Fund will be eligible for the 70% dividends received deduction to the extent the Fund's income is derived from certain dividends received from U.S. corporations. It is not expected that a substantial portion of the Fund's dividends will be designated as qualified dividend income or be eligible for the dividends received deduction.

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For taxable years beginning after December 31, 2012, a U.S. shareholder that is an individual, estate, or certain type of trust will be subject to a 3.8% Medicare contribution tax on the lesser of (1) the U.S. shareholder's "net investment income," including Fund distributions and net gains from the disposition of Fund shares, and (2) the excess of the U.S. shareholder's modified gross income for the taxable year over a certain threshold.

For your convenience, distributions of dividends and net capital gains are automatically reinvested in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes, unless your shares are held in a qualified or tax-deferred plan or account. If your dividend distribution check remains uncashed for more than six months, your check may be invested in additional shares of the Fund at the next NAV calculated on the day of the investment. For more information about automatic reinvestment and other shareholder services, see "Additional Shareholder Services" in the next section.

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The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. The Fund declares dividends of any net investment income to shareholders on a daily basis and distributes the dividends every month. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Fund Distribution Schedule
Dividends	Monthly
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

For your convenience, distributions of dividends and net capital gains are automatically reinvested in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes, unless your shares are held in a qualified or tax-deferred plan or account. If your dividend distribution check remains uncashed for more than six months, your check may be invested in additional shares of the Fund at the next NAV calculated on the day of the investment. For more information about automatic reinvestment and other shareholder services, see "Additional Shareholder Services" in the next section.

Return of Capital
If a fund's distributions exceed its taxable and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return or capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. Under federal law, a fund is required to notify shareholders of the components of any distribution that includes amounts from sources other than net income.

TAX ISSUES

Form 1099
Every year you will receive a Form 1099 which reports the amount of ordinary income distributions and long-term capital gains we distributed to you during the prior year unless you own shares of the Fund as part of a qualified or tax-deferred plan or account. If you do own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually, but instead you will receive a Form 1099 when you take any distribution from your qualified or tax-deferred plan or account.

Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends and distributions in the fourth quarter, with a record date in such quarter, and actually pay them in January of the following year. In such cases, the dividends and distributions are treated as if they were paid on December 31st of the prior year.

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Withholding Taxes
If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion, currently 28%, of your distributions and sale proceeds.

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Taxation of Foreign Shareholders
For a discussion regarding the taxation of foreign shareholders, please see the SAI.

If You Purchase on or Before a Record Date
If you buy shares of the Fund on or before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to taxes. You may think you've done well since you bought shares one day and soon thereafter received a distribution. That is not so, because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. However, the timing of your purchase does mean that part of your investment may have come back to you as taxable income.

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Qualified and Tax-Deferred Retirement Plans
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax-deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of Prudential Investments mutual funds that are suitable for retirement plans offered by Prudential.

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IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any shares of the Fund for a profit, you have realized a capital gain which is subject to tax unless the shares are held in a qualified or tax-deferred plan or account. For individuals and other non-corporate shareholders, the maximum capital gains tax rate is generally 15%, if the gain is recognized in a taxable year beginning before January 1, 2013, and 20% thereafter, for shares held for more than one year.

If you sell shares of the Fund at a loss, you may have a capital loss which you may use to offset capital gains you have, plus, in the case of non-corporate taxpayers, ordinary income of up to $3,000. If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before and ending 30 days after the sale of the shares). Under certain circumstances, if you acquire shares of the Fund and sell or exchange your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale or exchange of the shares.

If you exchange your Fund shares for shares of another class of the Fund, this is generally not a taxable event and should not result in realization of a capital gain or loss by you. If you exchange your shares of the Fund for shares of another Prudential Investments mutual fund, this is considered a sale for tax purposes. In other words, it's a taxable event. Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above. Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell - or exchange - Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND

HOW TO BUY SHARES

In order to buy Fund shares, simply follow the steps described below.

Opening an Account

If you don't have an account with us or a financial services firm that is permitted to buy or sell shares of the Fund for you, contact the Transfer Agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent) at (800) 225-1852 or write to:

Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

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You may purchase shares by check or wire. We do not accept cash, money orders or travelers checks. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information, see the back cover page of this Prospectus. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares, including due to failure by you to provide additional information requested, such as information needed to verify the source of funds used to purchase shares, your identity or the identity of any underlying beneficial owners of your shares.

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With certain limited exceptions, Fund shares are only available to be sold in the United States, U.S. Virgin Islands, Puerto Rico and Guam.

Choosing a Share Class

Individual investors can choose among Class A, Class C, Class Q, and Class Z shares of the Fund, although Class Q and Class Z shares are available only to a limited group of investors.

Multiple share classes let you choose a cost structure that meets your needs:

  Class A shares purchased in amounts of less than $1 million require you to pay a sales charge at the time of purchase, but the operating expenses of Class A shares are lower than the operating expenses of Class C shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are also subject to a contingent deferred sales charge (CDSC) of 1%.
  Class C shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within 12 months of purchase. The operating expenses of Class C shares are higher than the operating expenses of Class A shares.

When choosing a share class, you should consider the following factors:

  The amount of your investment and any previous or planned future investments, which may qualify you for reduced sales charges for Class A shares under Rights of Accumulation or a Letter of Intent.
  The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For this reason, Class C shares are generally appropriate only for investors who plan to hold their shares for no more than 3 years.
  The different sales charges that apply to each share class — Class A's front-end sales charge (or in certain instances, CDSC) vs. Class C's lower CDSC.
  Class C shares purchased in single amounts greater than $1 million are generally less advantageous than purchasing Class A shares. Purchase orders for Class C shares above this amount generally will not be accepted.
  Because Class Q and Class Z shares have lower operating expenses than Class A or Class C shares, as applicable, you should consider whether you are eligible to purchase Class Q and Class Z shares.

See "How to Sell Your Shares" for a description of the impact of CDSCs.

Some investors purchase or sell shares of the Fund through financial intermediaries and omnibus accounts maintained by brokers that aggregate the orders of multiple investors and forward the aggregate orders to the Fund. If your shares are held through a broker-dealer, financial adviser, financial planner or other financial intermediary, you should discuss with your financial intermediary which share classes of the Fund are available to you and which share class may best meet your needs. The Fund has advised the financial intermediaries and broker-dealers who maintain such accounts of the share class features and guidelines, per the Prospectus, and it is their responsibility to monitor and enforce these guidelines with respect to shareholders purchasing shares through financial intermediaries or omnibus accounts.

Share Class Comparison. Use the following chart to help you compare the different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

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	Class A	Class C	Class Q	Class Z
Minimum purchase amount	$2,500	$2,500	Generally none	Generally none
Minimum amount for subsequent purchases	$100	$100	None	None
Maximum initial sales charge	4.50% of the public offering price	None	None	None
Contingent Deferred Sales Charge (CDSC) (as a percentage of the lower of original purchase price or sale proceeds)	1%	1% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30 of 1% (.25 of 1% currently)	1%	None	None
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Notes to Share Class Comparison Table:
° The minimum initial and subsequent investment requirements do not apply to employee savings plan accounts or payroll deduction plan accounts. The minimum initial investment for retirement accounts and custodial accounts for minors is $1,000. The minimum initial and subsequent investment for AIP accounts is $50 (if your shares are held through a broker or other financial intermediary, the broker or intermediary is responsible for determining the minimum initial and subsequent investment for AIP accounts). For more information on Class Z shares, see "Qualifying for Class Z Shares." For more information on Class Q shares, see "Qualifying for Class Q Shares."
° If the value of your Class A or Class C account with PMFS is less than $2,500, the Fund will deduct a $15 annual small account maintenance fee from your account. The $15 annual small account maintenance fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the $15 small account maintenance fee will be waived. The $15 small account maintenance fee will not be charged on: (i) accounts during the first six months from inception of the account, (ii) omnibus accounts or accounts for which a broker or other financial intermediary is responsible for recordkeeping, (iii) institutional accounts, (iv) group retirement plans, (v) AIP accounts or employee savings plan accounts, (vi) accounts with the same registration associated with multiple share classes within the Fund, or (vii) clients with assets of more than $50,000 across the Prudential Investments family of mutual funds. For more information, see "Purchase, Redemption and Pricing of Fund Shares - Small Account Maintenance Fee" in the SAI.
° For more information about the CDSC and how it is calculated, see "How to Sell Your Shares—Contingent Deferred Sales Charge (CDSC)."
° Investors who purchase $1 million or more of Class A shares shares and redeem those shares within 12 months of purchase are subject to a CDSC of 1%, but are not subject to an initial sales charge. The CDSC is waived for certain retirement or benefit plans.
° These distribution and service (12b-1) fees are paid from the Fund's assets on a continuous basis. The service fee for Class A and Class C shares is .25 of 1%. The distribution fee for Class A shares is limited to .30 of 1% (including up to .25 of 1% as a service fee). Class C shares pay a distribution fee (in addition to the service fee) of .75 of 1% and .75 of 1%, respectively.
° For the year ending March 31, 2012, the Distributor has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of Class A shares.

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Reducing or Waiving Class A's Initial Sales Charge

The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

Increase the Amount of Your Investment. You can reduce Class A's initial sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases:

Amount of Purchase	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance
Less than $50,000	4.50%	4.71%	4.00%
$50,000 to $99,999	4.00%	4.17%	3.50%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1 million to $4,999,999*	None	None	1.00%**
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*If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy other share classes. If you purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase, you will be subject to a 1% CDSC, although you will not be subject to an initial sales charge. The CDSC is waived for purchases by certain retirement or benefit plans.

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** For investments of $5 million to $9,999,999, the dealer reallowance is .50%. For investments of $10 million and over, the dealer reallowance is .25%.

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To satisfy the purchase amounts above, you can:

  Use your Rights of Accumulation, which allow you or an eligible group of related investors to combine (1) the current value of Prudential Investments mutual fund shares you or the group already own, (2) the value of money market shares (other than Direct Purchase money market shares) you or an eligible group of related investors have received for shares of other Prudential Investments mutual funds in an exchange transaction, and (3) the value of the shares you or an eligible group of related investors are purchasing; or
  Sign a Letter of Intent, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other Prudential Investments mutual funds within 13 months.

An "eligible group of related investors" includes any combination of the following:

  All accounts held in your name (alone or with other account holders) and taxpayer identification number (TIN);
  Accounts held in your spouse's name (alone or with other account holders) and TIN (see definition of spouse below);
  Accounts for your children or your spouse's children including children for whom you and/or your spouse are legal guardian(s) (e.g., UGMAs and UTMAs);
  Accounts in the name and TINs of your parents;
  Trusts with you, your spouse, your children, your spouse's children and/or your parents as the beneficiaries;
  With limited exclusions, accounts with the same address (exclusions include, but are not limited to, addresses for brokerage firms and other intermediaries and Post Office boxes); and
  Accounts held in the name of a company controlled by you (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners), including employee benefit plans of the company where the accounts are held in the plan's TIN.

A "spouse" is defined as follows:

  The person to whom you are legally married. We also consider your spouse to include the following:
  An individual of the same gender with whom you have been joined in a civil union, or legal contract similar to marriage;
  A domestic partner, who is an individual (including one of the same gender) with whom you have shared a primary residence for at least six months, in a relationship as a couple where you, your domestic partner or both provide for the personal or financial welfare of the other without a fee, to whom you are not related by blood; or
  An individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

The value of shares held by you or an eligible group of related investors will be determined as follows:

  for Class A shares and any other share class for which a sales charge is paid, the value of existing shares is determined by the maximum offering price (net asset value (NAV) plus maximum sales charge); and
  for all other share classes, the value of existing shares is determined by the NAV.

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Note: Class Z and Class Q shares cannot be aggregated with any other share class for purposes of reducing or waiving Class A's initial sales charge.

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If your shares are held directly by the Transfer Agent, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify the Transfer Agent at the time of the qualifying share purchase in order to receive the applicable reduction or waiver. If your shares are held through a broker or other financial intermediary, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify your broker or intermediary at the time of the qualifying purchase in order to receive the applicable reduction or waiver. Shares held through a broker or other financial intermediary will not be systematically aggregated with shares held directly by the Transfer Agent for purposes of receiving a reduction or waiver of Class A's initial sales charge. The reduced or waived sales charge will be granted subject to confirmation of account holdings.

If your shares are held directly by the Transfer Agent, you must identify the eligible group of related investors. Although the Transfer Agent does not require any specific form of documentation in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge, you may be required to provide appropriate documentation if the Transfer Agent is unable to establish your eligibility.

If your shares are held through a broker or other intermediary, the broker or intermediary is responsible for determining the specific documentation, if any, that you may need in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge. Your broker or intermediary is also responsible for notifying the Transfer Agent if your share purchase qualifies for a reduction or waiver of Class A's initial sales charge.

Purchases of $1 million or more. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, although a CDSC may apply, as previously noted.

Mutual Fund Programs. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with the Distributor relating to:

  Mutual fund "wrap" or asset allocation programs; where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or
  Mutual fund "supermarket" programs; where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Group Retirement Plans. Group retirement plans, including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit plans, Taft Hartley multiemployer pension plans, SEP IRA and SARSEP plans, SIMPLE IRA plans, 457 plans, 403(b) plans, non-qualified deferred compensation plans, and other defined contribution plans may purchase Class A shares without paying the initial sales charge. The availability of Class A shares at net asset value for group retirement plans will depend upon the policies of your financial intermediary and/or the recordkeeper for your plan. If Prudential Retirement Services is the record keeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class A shares at net asset value.

The Prudential Investments mutual funds and Prudential Trust Company, the custodian for the 403(b) participant custodial accounts, have collectively decided to discontinue offering participant-directed 403(b) custodial accounts. Contributions for investment into participant-directed 403(b) custodial accounts for which Prudential Trust Company serves as the custodian under the employer's written plan are no longer accepted. Contributions received on your behalf from your employer will be returned to your employer. This change does not affect any investments you may have under a 403(b) annuity contract with Prudential Retirement Services. Future investment through a 403(b) plan may be available through a custodial account held with your employer's third party administrator. You should check with your employer to determine if this is an option.

Other Types of Investors. Certain other types of investors may purchase Class A shares without paying the initial sales charge, including:

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  certain directors, officers, employees (including their spouses, children and parents) of Prudential and its affiliates, the Prudential Investments mutual funds, and the investment subadvisers of the Prudential Investments mutual funds;
  persons who have retired directly from active service with Prudential or one of its subsidiaries;
  certain real estate brokers, agents and employees of real estate brokerage companies affiliated with the Prudential Real Estate Affiliates;
  registered representatives and employees of broker-dealers that have entered into dealer agreements with the Distributor; and
  investors in Individual Retirement Accounts (IRAs), provided that (a) the purchase is made either from a directed rollover to such IRA or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential Retirement (the institutional Benefit Plan recordkeeping entity of Prudential) provides administrative or recordkeeping services, in each case provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution, or (b) the IRA is established through Prudential Retirement as part of its "Rollover IRA" program (regardless of whether or not the purchase consists of proceeds of a tax-free rollover of assets from a Benefit Plan described above).

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To qualify for a waiver of the Class A sales charge at the time of purchase, you must notify the Transfer Agent or the Distributor must be notified by the broker facilitating the purchase that the transaction qualifies for a waiver of the Class A sales charge. The waiver will be granted subject to confirmation of your account holdings.

Additional Information About Reducing or Waiving Class A's Sales Charge.
The Fund also makes available free of charge, on the Fund's website at
www.prudentialfunds.com, in a clear and prominent format, information relating to the Fund's Class A initial sales charge, and the different ways that investors can reduce or avoid paying the initial sales charge. The Fund's website includes hyperlinks that facilitate access to this information.

You may need to provide your broker-dealer or other financial intermediary through which you hold Fund shares with the information necessary to take full advantage of reduced or waived Class A sales charges.

The Distributor may reallow the Class A sales charge to dealers.

Qualifying for Class Q Shares
Group Retirement Plans. Group retirement plans, including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit plans, Taft-Hartley multi-employer pension plans, SEP-IRA and SARSEP plans, SIMPLE IRA plans, 457 plans, 403(b) plans, non-qualified deferred compensation plans and other defined contribution plans may purchase Class Q shares. The availability of Class Q shares for group retirement plans will depend upon the policies of your financial intermediary and/or the recordkeeper for your plan.
Other Types of Investors. The following investors may also purchase Class Q shares: (i) Prudential funds, including Prudential fund-of-funds, and (ii) Prudential, with an investment of $10 million or more (except that seed money investments by Prudential in other Prudential funds may be made in any amount).

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Qualifying for Class Z Shares
Institutional Investors. Various institutional investors may purchase Class Z shares, including corporations, banks, governmental entities, municipalities, hospitals, insurance companies and IRS Section 501 entities, such as foundations and endowments. The minimum initial investment for such investors is $10 million. Institutional investors are responsible for indicating their eligibility to purchase Class Z shares at the time of purchase. Certain financial intermediaries may require that investments by their institutional investor clients in Class Z shares be placed directly with the Fund's Transfer Agent. Please contact the Transfer Agent at (800) 225-1852 for further details.

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Mutual Fund Programs. Class Z shares can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential, or whose programs are available through financial intermediaries that have agreements with Prudential, relating to:

  Mutual fund "wrap" or asset allocation programs where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services; or
  Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in a share class offered by the program before selecting a share class.

Group Retirement Plans. Group retirement plans, including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit plans, Taft-Hartley multi-employer pension plans, SEP-IRA and SARSEP plans, SIMPLE IRA plans, 457 plans, 403(b) plans, non-qualified deferred compensation plans and other defined contribution plans may purchase Class Z shares. The availability of Class Z shares for group retirement plans will depend upon the policies of your financial intermediary and/or the recordkeeper for your plan. Investment in the Fund through a 403(b) plan may be available through a custodial account held with your employer's third party administrator. You should check with your employer to determine if this is an option. If Prudential Retirement Services is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class Z shares.

Other Types of Investors. Class Z shares also can be purchased by any of the following:

  Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option;
  Current and former Directors/Trustees of mutual funds managed by PI or any other affiliate of Prudential;
  Prudential, with an investment of $10 million or more (except that seed money investments by Prudential in other Prudential funds may be made in any amount);
  Prudential funds, including Prudential fund-of-funds; and
  Qualified state tuition programs (529 plans).

How Financial Services Firms are Compensated for Selling Prudential Investments Mutual Funds

Prudential Investments Mutual Funds are distributed by Prudential Investment Management Services LLC (the Distributor), a broker-dealer that is licensed to sell securities. The Distributor generally does not sell shares of the Funds directly to the public, but instead markets and sells Prudential Investments Mutual Funds through other broker-dealers, 401(k) providers, retirement plan administrators, and other financial intermediaries. For ease of reference, we refer to all financial intermediaries collectively as "financial services firms." Each Prudential Investments mutual fund is managed by the Manager.

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Only persons licensed with the Financial Industry Regulatory Authority, Inc. (FINRA), as a registered representative (often referred to as a broker or financial adviser) and associated with a specific financial services firm may sell shares of a Prudential Investments Mutual Fund to you, or to a retirement plan in which you participate.

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Rule 12b-1 Fees & Sales Charges. The Distributor has agreements in place with financial services firms defining how much each firm will be paid for the sale of a particular Prudential Investments Mutual Fund from front-end sales charges, if any, paid by Fund shareholders and from fees paid to the Distributor by the Fund pursuant to Rule 12b-1 under the 1940 Act (Rule 12b-1). These financial services firms then pay their registered representatives who sold you the Prudential Investments mutual fund some or all of what they received from the Distributor. The registered representatives may receive a payment when the sale is made and can, in some cases, continue to receive ongoing payments while you are invested in the Prudential Investments mutual fund. The Distributor may change at any time, without prior notice, the amount of Rule 12b-1 fees that it pays (when the sale is made and/or any ongoing payments) to financial services firms and registered representatives so that the Distributor may retain all or a portion of such fees.

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"Revenue Sharing" Payments. In addition to the compensation received by financial services firms as described above, the Manager or certain of its affiliates (but not the Distributor) may make additional payments (which are often referred to as "revenue sharing" payments) to the financial services firms from the Manager's or certain affiliates' own resources, including from the profits derived from management or other fees received from the Fund, without additional direct or indirect cost to the Fund or its shareholders. Revenue sharing payments are in addition to the front-end sales charges paid by Fund shareholders or fees paid pursuant to plans adopted in accordance with Rule 12b-1. The Manager or certain of its affiliates may revise the terms of any existing revenue sharing arrangement, and may enter into additional revenue sharing arrangements with other financial services firms in the future.

Revenue sharing arrangements are intended to foster the sale of Fund shares and/or to compensate financial services firms for assisting in marketing or promotional activities in connection with the sale of Fund shares. In exchange for revenue sharing payments, the Fund generally expects to receive the opportunity for the Fund to be sold through the financial services firms' sales force or access to third-party platforms or other marketing programs, including but not limited to mutual fund "supermarket" platforms or other sales programs. To the extent that financial services firms receiving revenue sharing payments sell more shares of the Fund, the Manager and Distributor benefit from the increase in Fund assets as a result of the management and distribution fees they receive from the Fund, respectively. Increased sales of Fund shares also may benefit shareholders, since an increase in Fund assets may allow the Fund to expand its investment opportunities, and increased Fund assets may result in reduced Fund operating expenses.

Revenue sharing payments, as well as the other types of payments described above, may provide an incentive for financial services firms and their registered representatives to recommend or sell shares of the Fund to you and in doing so may create conflicts of interest between the firms' financial interests and their duties to customers.

If your Fund shares are purchased through a retirement plan, the Manager or certain of its affiliates (but not the Distributor) may also make revenue sharing payments to the plan's record keeper or an affiliate, which generally is not a registered broker-dealer. Rule 12b-1 fees and sales charges may only be paid to a registered broker-dealer.

It is likely that financial services firms that execute portfolio transactions for the Fund will include those firms with which the Manager and/or certain of its affiliates have entered into revenue sharing arrangements. Neither the Manager nor any subadviser may consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. The Manager and certain of its affiliates will not use Fund brokerage as any part of revenue sharing payments to financial services firms.

Revenue sharing payments are usually calculated based on a percentage of Fund sales and/or Fund assets attributable to a particular financial services firm. Payments may also be based on other criteria or factors, for example, a fee per each transaction. Specific payment formulas are negotiated based on a number of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. The Manager and/or certain of its affiliates make such payments to financial services firms in amounts that generally range from .02% up to .20% of Fund assets serviced and maintained by the financial services firms or from .10% to .25% of sales of Fund shares attributable to the firm. In addition, the Manager and/or certain of its affiliates may pay flat fees on a one-time or irregular basis for the initial set-up of the Fund on a financial services firm's systems, participation or attendance at a financial services firm's meeting, or for other reasons. These amounts are subject to change. In addition, the costs associated with visiting the financial services firms to make presentations, and/or train and educate the personnel of the financial services firms, may be paid by the Manager and/or certain of its affiliates, subject to applicable FINRA regulations.

Please contact the registered representative (or his or her firm) who sold shares of the Fund to you for details about any payments the financial services firm may receive from the Manager and/or certain of its affiliates. You should review your financial services firm's disclosure and/or talk to your financial services firm to obtain more information on how this compensation may have influenced your financial services firm's recommendation of the Fund. Additional information regarding these revenue sharing payments is included in the SAI which is available to you at no additional charge.

Other Payments Received by Financial Services Firms
Administrative, Sub-Accounting and Networking Fees. In addition to, rather than in lieu of, the fees that the Fund may pay to financial services firms as described above, and the fees the Fund pays to the Transfer Agent, the Transfer Agent or its affiliates may enter into additional agreements on behalf of the Fund with financial services firms pursuant to which the Fund will pay financial services firms for certain administrative, sub-accounting and networking services. These services include maintenance of shareholder accounts by the firms, such as record-keeping and other activities that otherwise would be performed by the Transfer Agent. Sub-accounting services encompass activities that reduce the burden of record-keeping to the Fund. Administrative fees are paid to a firm that undertakes, for example, shareholder communications on behalf of the Fund. Networking services are services undertaken to support the electronic transmission of shareholder purchase and redemption orders through the National Securities Clearing Corporation (NSCC).

These payments, as discussed above, are paid out of Fund assets and generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial services firm or (2) a fixed dollar amount for each account serviced by a financial services firm. From time to time, the Manager or certain of its affiliates (but not the Distributor) also may pay a portion of the fees for the services to the financial services firms at their own expense and out of their own resources.

In addition, the Fund reimburses the Distributor for NSCC fees that are invoiced to the Distributor as the party to the Agreement with NSCC for the administrative services provided by NSCC to the Fund and its shareholders. These administrative services provided by NSCC to the Fund and its shareholders include transaction processing and settlement through Fund/SERV, electronic networking services to support the transmission of shareholder purchase and redemption orders to and from financial intermediaries, and related recordkeeping provided by NSCC to the Fund and its shareholders. These payments are generally based on a transaction fee rate for certain administrative services plus a fee for other administrative services.

Anti-Money Laundering
In accordance with federal law, the Fund has adopted policies designed to deter money laundering. Under the policies, the Fund will not knowingly engage in financial transactions that involve proceeds from unlawful activity or support terrorist activities, and shall file government reports, including those concerning suspicious activities, as required by applicable law. The Fund will seek to confirm the identity of potential shareholders to include both individuals and entities through documentary and non-documentary methods. Non-documentary methods may include verification of name, address, date of birth and tax identification number with selected credit bureaus. The Fund has also appointed an Anti-Money Laundering Compliance Officer to oversee the Fund's anti-money laundering policies.

Understanding the Price You'll Pay

The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund — known as the net asset value or NAV — is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the value of one share of the Fund — or the NAV — is $10 ($1,000 divided by 100).

Mutual Fund Shares

The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. bonds in its portfolio and the price of ACME bonds goes up, while the value of the Fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.

The Fund's NAV will be determined every day on which the Fund is open as of the close of regular trading on the New York Stock Exchange (NYSE) (generally, 4:00 pm Eastern Time). The Fund's portfolio securities are valued based upon market quotations or, if market quotations are not readily available, at fair value as determined in good faith under procedures established by the Board. These procedures include pricing methodologies for determining the fair value of certain types of securities and other assets held by the Fund that do not have quoted market prices, and authorize the use of other pricing sources, such as bid prices supplied by a principal market maker and evaluated prices supplied by pricing vendors that employ analytic methodologies that take into account the prices of similar securities and other market factors.

If the Fund determines that a market quotation for a security is not reliable based on, among other things, events or market conditions that occur with respect to one or more securities held by the Fund or the market as a whole, after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the Fund's NAV is determined, the Fund may use "fair value pricing," which is implemented by a valuation committee (Valuation Committee) consisting of representatives of the Manager and subadviser or by the Board. In addition, the Fund may use fair value pricing determined by the Valuation Committee or Board if the pricing source does not provide an evaluated price for a security or provides an evaluated price that, in the judgment of the Manager (or subadviser), does not represent fair value. Securities that are primarily traded outside the United States may also be subject to a fair value pricing adjustment using a service provided by a pricing vendor, if it is determined that market quotations from those non-U.S. markets are not reliable, based on market movements after the close of the relevant non-U.S. markets.

With respect to any portion of the Fund's assets that are invested in one or more open-end investment companies, the Fund's NAV will be calculated based upon the NAV of the investment company in which the Fund invests.

Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. If the Fund needs to implement fair value pricing after the NAV publishing deadline but before shares of the Fund are processed, the NAV you receive or pay may differ from the published NAV price.

Fair value pricing procedures are designed to result in prices for the Fund's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and may have the effect of reducing arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Fund's NAV by short-term traders.

What Price Will You Pay for Shares of the Fund? For Class A shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For all other share classes, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares. Unless regular trading on the NYSE closes before 4:00 p.m. New York time, or later than 4:00 p.m. New York time, your order to purchase must be received by the Transfer Agent by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received by the Transfer Agent after the close of regular trading on the NYSE.

Additional Shareholder Services

As a Fund shareholder, you can take advantage of the following services and privileges:

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Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out - or distributes - its net investment income and net capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, or by notifying your broker or the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends. For accounts held at the Transfer Agent (PMFS), distributions of $10.00 or less on non-retirement accounts will not be paid out in cash, but will be automatically reinvested into your account.

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Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

Automatic Investment Plan (AIP). You can make regular purchases of the Fund by having a fixed amount of money automatically withdrawn from your bank or brokerage account at specified intervals. The minimum for subsequent investments through newly-established AIP accounts must be at least $50 monthly.

Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLE IRAs, SEP plans, Keoghs, 403(b)(7) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES

You can sell your Fund shares for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" below.

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When you sell shares of the Fund - also known as redeeming your shares - the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, your broker must receive your order to sell no later than the time regular trading on the NYSE closes - which is usually 4:00 p.m. New York time - to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise, contact:

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Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to seven days from the purchase date. Your broker may charge you a separate or additional fee for sales of shares.

As a result of restrictions on withdrawals and transfers imposed by Section 403(b) of the Internal Revenue Code, we may consider a redemption request to not be in good order until we obtain information from your employer that is reasonably necessary to ensure that the payment is in compliance with such restrictions, if applicable. In such an event, the redemption request will not be in good order and we will not process it until we obtain information from your employer.

Restrictions on Sales
There are certain times when you may not be able to sell shares of the Fund or when we may delay paying you the proceeds from a sale. As permitted by the Commission, the former may happen only during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI.

If you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order medallion signature guaranteed if:

  You are selling more than $100,000 of shares;
  You want the redemption proceeds made payable to someone that is not in our records;
  You want the redemption proceeds sent to some place that is not in our records;
  You are a business or a trust; or
  You are redeeming due to the death of the shareholder or on behalf of the shareholder.

The medallion signature guarantee may be obtained from an authorized officer from a bank, broker, dealer, securities exchange or association, clearing agency, savings association, or credit union that is participating in one of the recognized medallion guarantee programs (STAMP, SEMP, or NYSE MSP). The medallion signature guarantee must be appropriate for the dollar amount of the transaction. The Transfer Agent reserves the right to reject transactions where the value of the transaction exceeds the value of the surety coverage indicated on the medallion imprint. For more information, see the SAI.

Contingent Deferred Sales Charge (CDSC)
If you sell Class C shares within 12 months of purchase, you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase (the CDSC is waived for purchase by certain retirement and/or benefit plans). To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

  Amounts representing shares you purchased with reinvested dividends and distributions,
  Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A shares (in certain cases) and 12 months for Class C shares, and
  Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A shares (in certain cases) and 12 months for Class C shares).

Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid — or at least minimize — the CDSC.

Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.
The CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. The rate decreases on the anniversary date of your purchase.

The holding period for purposes of determining the applicable CDSC will be calculated from the anniversary date of the purchase, excluding any time Class C shares were held in a money market fund.

Waiver of the CDSC — Class C Shares
Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

Redemption In Kind
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker. You would be responsible for any tax consequences associated with owning the securities.

Involuntary Redemption of Small Accounts
If the value of your account with PMFS is less than $500 for any reason, we may sell your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. The involuntary sale provisions do not apply to AIP accounts, employee savings plan accounts, payroll deduction plan accounts, retirement accounts (such as a 401(k) plan, an IRA or other qualified or tax-deferred plan or account), omnibus accounts, and accounts for which a broker or other financial intermediary is responsible for recordkeeping. Prior thereto, if you make a sale that reduces your account value to less than the threshold, we may sell the rest of your shares (without charging any CDSC) and close your account; this involuntary sale does not apply to shareholders who own their shares as part of a retirement account. For more information, see "Purchase, Redemption and Pricing of Fund Shares – Involuntary Redemption" in the SAI.

Small Account Maintenance Fee
If the value of your account is with PMFS is less than $2,500 with certain exclusions, a $15 annual small account maintenance fee will be deducted from your account, and any applicable CDSC on the shares redeemed to pay the $15 small account maintenance fee will be waived. For more information, see "How to Buy Shares" in this Prospectus, and "Purchase, Redemption and Pricing of Fund Shares – Small Account Maintenance Fee" in the SAI.

90-Day Repurchase Privilege
After you redeem your shares, you have a 90-day period during which you may reinvest back into your account any of the redemption proceeds in shares of the same Fund and share class without paying an initial sales charge. If you paid a CDSC when you redeemed your Class A, B, or C shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid on that reinvested portion of your redemption proceeds. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. For more information, see the SAI.

Retirement Plans
To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Fund for shares of the same class in certain other Prudential Investments mutual funds — including certain money market funds, if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of other funds in the Prudential Investments mutual fund family, but you can't exchange Class A shares for Class B, Class C, Class F, Class L, Class M, Class Q, Class R, Class X, or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Prudential MoneyMart Assets, Inc. After an exchange, at redemption, the CDSC will be calculated from the date of the initial purchase, excluding any time Class B or Class C shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.

For investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential, or whose programs are available through financial intermediaries that have agreements with Prudential relating to mutual fund "wrap" or asset allocation programs or mutual fund "supermarket" programs, an exchange may be made from Class A to Class Z shares of the Fund in certain limited circumstances. Contact your program sponsor or financial intermediary with any questions.

If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

There is no sales charge for exchanges. If, however, you exchange — and then sell — shares within the applicable CDSC period, you must still pay the applicable CDSC. If you have exchanged Class C shares into a money market fund, the time you hold the Class C shares in the money market account will not be counted in calculating the required holding period for CDSC liability.

Remember, as we explained in the section entitled "Fund Distributions and Tax Issues — If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI.

Frequent Purchases and Redemptions of Fund Shares
The Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of the Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, the Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the Fund cannot predict how much cash it will have to invest. In addition, if the Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder's frequent trading strategy.

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The Fund does not knowingly accommodate or permit frequent trading, and the Board has adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, the Fund's Transfer Agent monitors trading activity on a daily basis. The Fund has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into the Fund and then sell those shares within a specified period of time (a "round-trip transaction") as established by the Fund's Chief Compliance Officer (CCO). The CCO is authorized to set and modify the parameters of the trading policy at any time as required to prevent the adverse impact of frequent trading on Fund shareholders.

The CCO has defined frequent trading as one or more round-trip transactions in shares of the Fund within a 30-day period. If this occurs, the shareholder's account will be subject to a 60-day warning period, commencing on the first day of the following month. If a second round-trip occurs before the conclusion of the 60-day warning period, a trading suspension will be placed on the account by the Fund's transfer agent, that will remain in effect for 90 days. The trading suspension will relate to purchases and exchange purchases (but not redemptions) in the Fund in which the frequent trading occurred. Exceptions to the trading policy will not normally be granted.

Transactions in the Prudential Investments money market funds are excluded from this policy. In addition, the policy does not apply to the Prudential Asset Allocation Funds and the Prudential Real Assets Fund, which are structured as "funds-of-funds," and invest primarily in other mutual funds within the Prudential Investments fund family.

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The Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into the Fund by a shareholder. Moreover, the Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in the Fund. The Transfer Agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period. If a purchase into the Fund is rejected or canceled, the shareholder will receive a return of the purchase amount.

If the Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements, such as through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, or an administrator or trustee of a retirement plan ("Intermediaries") that holds your shares in an account under its name, Intermediaries maintain the individual beneficial owner records and submit to the Fund only aggregate orders combining the transactions of many beneficial owners. The Fund itself generally cannot monitor trading by particular beneficial owners. The Fund has notified Intermediaries in writing that it expects the Intermediaries to impose restrictions on transfers by beneficial owners. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in the Fund through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.

The Transfer Agent also reviews the aggregate net flows in excess of $1 million. In those cases, the trade detail is reviewed to determine if any of the activity relates to potential offenders. In cases of omnibus orders, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to potential offenders. Where appropriate, the Transfer Agent may request that the Intermediary block a financial adviser or client from accessing the Fund. If necessary, the Fund may be removed from a particular Intermediary's platform.

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Fund, the Transfer Agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. The Fund does not have any arrangements intended to permit trading of its shares in contravention of the policies described above.

Telephone Redemptions or Exchanges
You may redeem your shares of the Fund if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at (800) 225-1852 and communicating your instructions in good order to a customer service representative before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section entitled "How to Sell Your Shares - Restrictions on Sales" above for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable.

In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

Expedited Redemption Privilege
If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

FINANCIAL HIGHLIGHTS

INTRODUCTION

No financial information is available for the Fund as of the date of this Prospectus, as the Fund is new and has no prior financial information.

Back Cover

FOR MORE INFORMATION Please read this Prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:
MAIL Prudential Mutual Fund Services LLC PO Box 9658 Providence, RI 02940 WEBSITE www.prudentialfunds.com	TELEPHONE (800) 225-1852 (973) 367-3529 (from outside the U.S.)

  E-DELIVERY
  To receive your mutual fund documents on-line, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows (the SEC charges a fee to copy documents):
MAIL Securities and Exchange Commission Public Reference Section 100 F Street, N.E. Washington, DC 20549-1520 ELECTRONIC REQUEST publicinfo@sec.gov	IN PERSON Public Reference Room located at 100 F Street, N.E. in Washington, DC For hours of operation, call (202) 551-8090 VIA THE INTERNET on the EDGAR Database at www.sec.gov

The Annual and Semi-Annual Reports and the SAI contain additional information about the Fund. Shareholders may obtain free copies of the SAI, Annual Report and Semi-Annual Report as well as other information about the Fund and may make other shareholder inquiries through the telephone number, address and website listed above.

STATEMENT OF ADDITIONAL INFORMATION (SAI) (incorporated by reference into this Prospectus) SEMI-ANNUAL REPORT	ANNUAL REPORT (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)

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Prudential Emerging Markets Debt Local Currency Fund
Share Class	A	C	Q	Z
NASDAQ	EMDAX	EMDCX	EMDQX	EMDZX
CUSIP	743969750	743969743	743969735	743969727

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811-03981	MF212STAT

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Prudential World Fund, Inc.

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March 30, 2011

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STATEMENT OF ADDITIONAL INFORMATION

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This Statement of Additional Information ("SAI') of Prudential World Fund, Inc. is not a prospectus and should be read in conjunction with the Prospectus of the Prudential Emerging Markets Debt Local Currency Fund dated March 30, 2011 (the Prospectus). The Prospectus can be obtained, without charge, by calling (800) 225-1852 or by writing to the respective Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-1852. The Prospectus is incorporated by reference into this SAI, and this SAI has been incorporated by reference into the Prospectus.

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Prudential World Fund, Inc. has two other series in addition to the Fund, which are currently offered pursuant to separate prospectuses, each dated December 23, 2010, and a joint SAI, dated December 23, 2010. The information presented in this SAI applies only to the Fund and does not amend or replace the SAI dated December 23, 2010 that relates only to the other two series. Prudential Emerging Markets Debt Local Currency Fund is new and therefore no audited financial statements or other financial information isavailable.

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Ticker Symbols
Class A: EMDAX	Class Q: EMDQX
Class C: EMDCX	Class Z: EMDZX
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Table of Contents

3	PART I
3	INTRODUCTION
3	FUND CLASSIFICATION, INVESTMENT OBJECTIVES & POLICIES
4	INVESTMENT RISKS AND CONSIDERATIONS: EMERGING MARKETS DEBT LOCAL CURRENCY FUND
22	INVESTMENT RISKS AND CONSIDERATIONS: INTERNATIONAL VALUE FUND
38	INVESTMENT RISKS AND CONSIDERATIONS: INTERNATIONAL EQUITY FUND
58	INVESTMENT RESTRICTIONS
59	INFORMATION ABOUT BOARD MEMBERS AND OFFICERS
65	MANAGEMENT & ADVISORY ARRANGEMENTS
74	OTHER SERVICE PROVIDERS
75	DISTRIBUTION OF FUND SHARES
79	COMPUTATION OF OFFERING PRICE PER SHARE
80	PORTFOLIO TRANSACTIONS & BROKERAGE
82	ADDITIONAL INFORMATION
84	PRINCIPAL SHAREHOLDERS
84	FINANCIAL STATEMENTS

85	PART II
85	PURCHASE, REDEMPTION AND PRICING OF FUND SHARES
89	NET ASSET VALUE
91	SHAREHOLDER SERVICES
94	TAXES, DIVIDENDS AND DISTRIBUTIONS
101	DISCLOSURE OF PORTFOLIO HOLDINGS
103	PROXY VOTING
104	CODES OF ETHICS
105	APPENDIX I: DESCRIPTION OF BOND RATINGS
107	APPENDIX II: PROXY VOTING POLICIES OF THE SUBADVISERS

PART I

INTRODUCTION

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This SAI sets forth information about each of the mutual funds (each, a "Fund," and collectively, the "Funds") which together comprise Prudential World Fund, Inc. (the "World Fund"). It provides additional information about the Board of Directors, the advisory services provided to and the management fees paid by each Fund, and information about other fees paid by and services provided to each Fund. This SAI also provides information bout the investment policies and other investment information relevant to each Fund.

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Although this SAI sets forth information about each of the mutual funds which together comprise World Fund, it relates only to the Prudential Emerging Markets Debt Local Currency Fund. For additional information about the two other series that comprise World Fund, please consult the separate prospectuses of the other series, each dated December 23, 2010, and the joint SAI, dated December 23, 2010.

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FUND CLASSIFICATION, INVESTMENT OBJECTIVES & POLICIES

The World Fund is an open-end, diversified management investment company comprised of the following three series (each, a Fund and collectively, the Funds, as noted above):

  Prudential Emerging Markets Debt Local Currency Fund
  Prudential International Value Fund
  Prudential International Equity Fund

Prudential Emerging Markets Debt Local Currency Fund (the "Emerging Markets Debt Local Currency Fund") is a non-diversified series of World Fund. Prudential International Value Fund (the "International Value Fund") and Prudential International Equity Fund (the "International Equity Fund") are each a diversified series of the World Fund.

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Emerging Markets Debt Local Currency Fund's investment objective is to achieve total return, through a combination of current income and capital appreciation. Emerging Markets Debt Local Currency Fund will seek to achieve its investment objective by investing under normal circumstances at least 80% of its investable assets in currencies of, and fixed income instruments denominated in local currencies of, emerging market countries.

International Value Fund's investment objective is to achieve long-term growth of capital through investment in equity securities of foreign issuers. International Value Fund will seek to achieve its objective primarily through investment in a diversified portfolio of securities which will consist of equity securities of foreign issuers. International Value Fund will, under normal circumstances, invest at least 65% of the value of its total assets in common stock and preferred stock of foreign companies in at least three different countries.

International Equity Fund's investment objective is to achieve long-term growth of capital. International Equity Fund will, under normal circumstances, invest at least 80% of the value of its investable assets (net assets plus borrowings for investment purposes) in common stock and preferred stock of foreign companies.

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Additional Policies of the Funds.
International Value Fund may, under normal circumstances, invest up to 35% of its total assets and International Equity Fund may invest up to 20% of its investable assets in (1) other equity-related securities of foreign issuers; (2) common stock, preferred stock, and other equity-related securities of U.S. issuers; (3) investment grade debt securities of domestic and foreign corporations, governments, governmental entities, and supranational entities; and (4) high-quality domestic money market instruments and short-term fixed income securities.

The International Value Fund and the International Equity Fund will purchase money market instruments only in one of the two highest short-term quality ratings of a nationally recognized statistical rating organization.

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There can be no assurance that each Fund's investment objective will be achieved.

All references in this SAI to a Fund's Manager includes such Fund's subadviser(s).

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The principal investment policies and strategies of each Fund are described in each Fund's Prospectus. In addition, each Fund may from time to time use the securities, instruments, policies and strategies that are further identified in the following section, entitled "Investment Risks and Considerations," in seeking to achieve its objective. Each Fund also may invest from time to time in certain types of investments and strategies that are either not listed below or are not identified below as relating to the Fund.

A Fund may not be successful in achieving its objective and you could lose money.

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INVESTMENT RISKS AND CONSIDERATIONS: EMERGING MARKETS DEBT LOCAL CURRENCY FUND

The investment policies and strategies identified below for the Emerging Markets Debt Local Currency Fund are subject to the following limitations or restrictions:

  Emerging Markets Debt Local Currency may invest up to 5% of its net assets in equity and equity-related securities.

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ASSET-BACKED SECURITIES. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.

Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.

Asset-backed securities issued in the form of debt instruments include collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinated corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, and market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

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The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold and, thus, are not registered under state or federal securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify for transactions pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"). In addition to the normal risks associated with fixed income securities, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

BORROWING AND LEVERAGE. Unless noted otherwise, the Fund may borrow up to 33 1/3% of the value of its total assets (calculated at the time of the borrowing). The Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings. If the Fund borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage."

The Fund may borrow from time to time, at the Manager's discretion, to take advantage of investment opportunities, when yields on available investments exceed interest rates and other expenses of related borrowing, or when, in the Manager's opinion, unusual market conditions otherwise make it advantageous for the Fund to increase its investment capacity. The Fund will only borrow when there is an expectation that it will benefit the Fund after taking into account considerations such as interest income and possible losses upon liquidation. Borrowing by the Fund creates an opportunity for increased net income but, at the same time, creates risks, including the fact that leverage may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund. Unless otherwise stated, the Fund may borrow through forward rolls, dollar rolls or reverse repurchase agreements.

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CONVERTIBLE SECURITIES. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege.

The characteristics of convertible securities make them appropriate investments for an investment company seeking long-term growth of capital or capital appreciation and income. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed-income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.

In analyzing convertible securities, the Manager will consider both the yield on the convertible security relative to its credit quality and the potential capital appreciation that is offered by the underlying common stock, among other things.

Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by the Fund are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. As described below, the Fund is authorized to enter into foreign currency hedging transactions in which it may seek to reduce the effect of such fluctuations.

Apart from currency considerations, the value of convertible securities is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." To the extent interest rates change, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

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To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities' investment value.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

Synthetic convertible securities may be either (i) a debt security or preferred stock that may be convertible only under certain contingent circumstances or that may pay the holder a cash amount based on the value of shares of underlying common stock partly or wholly in lieu of a conversion right (a "Cash-Settled Convertible"), (ii) a combination of separate securities chosen by the Manager in order to create the economic characteristics of a convertible security, i.e., a fixed income security paired with a security with equity conversion features, such as an option or warrant (a "Manufactured Convertible") or (iii) a synthetic security manufactured by another party.

Synthetic convertible securities may include either Cash-Settled Convertibles or Manufactured Convertibles. Cash-Settled Convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured Convertibles are created by the Manager by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed income ("fixed income component") or a right to acquire equity securities ("convertibility component"). The fixed income component is achieved by investing in nonconvertible fixed income securities, such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call options, warrants, or other securities with equity conversion features ("equity features") granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.

A Manufactured Convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security having a unitary market value, a Manufactured Convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total "market value" of such a Manufactured Convertible is the sum of the values of its fixed-income component and its convertibility component.

More flexibility is possible in the creation of a Manufactured Convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the Manager may combine a fixed income instrument and an equity feature with respect to the stock of the issuer of the fixed income instrument to create a synthetic convertible security otherwise unavailable in the market. The Manager may also combine a fixed income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the Manager believes such a Manufactured Convertible would better promote the Fund's objective than alternate investments. For example, the Manager may combine an equity feature with respect to an issuer's stock with a fixed income security of a different issuer in the same industry to diversify the Fund's credit exposure, or with a U.S. Treasury instrument to create a Manufactured Convertible with a higher credit profile than a traditional convertible security issued by that issuer. A Manufactured Convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, "combined" to create a Manufactured Convertible. For example, the Fund may purchase a warrant for eventual inclusion in a Manufactured Convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.

The value of a Manufactured Convertible may respond differently to certain market fluctuations than would a traditional convertible security with similar characteristics. For example, in the event the Fund created a Manufactured Convertible by combining a short-term U.S. Treasury instrument and a call option on a stock, the Manufactured Convertible would likely outperform a traditional convertible of similar maturity that is convertible into that stock during periods when Treasury instruments outperform corporate fixed income securities and underperform during periods when corporate fixed-income securities outperform Treasury instruments.

DEBT SECURITIES. Debt securities, such as bonds, involve credit risk. This is the risk that the issuer will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the bonds. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in that issuer. Credit risk is reduced to the extent the Fund invests its assets in U.S. Government securities. All debt securities, however, are subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.

DEPOSITARY RECEIPTS. The Fund may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs") are receipts or shares typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts ("EDRs") are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts ("GDRs") are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs and ADSs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.

The Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted or exchanged.

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DERIVATIVES. The Fund may use instruments referred to as derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. The Fund may use derivatives for hedging purposes. The Fund may also use derivatives to seek to enhance returns. The use of a derivative is speculative if the Fund is primarily seeking to achieve gains, rather than offset the risk of other positions. When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost. No Fund may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

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A discussion of the risk factors relating to derivatives is set out in the sub-section entitled "Risk Factors Involving Derivatives."

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HEDGING. Hedging is a strategy in which a derivative or security is used to offset the risks associated with other Fund holdings. Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to hedge effectively its portfolio. There is also a risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or a related option.

There can be no assurance that the Fund's hedging strategies will be effective or that hedging transactions will be available to the Fund. The Fund is not required to engage in hedging transactions and the Fund may choose not to do so from time to time.

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SWAP AGREEMENTS. The Fund may enter into swap transactions, including but not limited to, equity, interest rate, index, credit default, total return and, to the extent that it may invest in foreign currency-denominated securities, currency exchange rate swap agreements. In addition, the Fund may enter into options on swap agreements (swap options). These swap transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap transactions are a type of derivative. Derivatives are further discussed in the sub-sections entitled "Derivatives" and "Risk Factors Involving Derivatives."

Swap agreements are two party contracts entered into primarily by institutional investors. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on or calculated with respect to particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index or other investments or instruments. Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of liquid assets.

To the extent that the Fund enters into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Fund's obligations, if any, with respect to such swaps, accrued on a daily basis. Inasmuch as segregated accounts are established for these hedging transactions, the Manager and the Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction. Since swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its rights to receive a return on its portfolio securities and its rights and obligations to receive and pay a return pursuant to swaps. The Fund will enter into swaps only with counterparties meeting certain creditworthiness standards (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines approved by the Fund's Board).

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Unless otherwise noted, the Fund's net obligations in respect of all swap agreements (i.e., the aggregate net amount owed by the Fund) is limited to 15% of its net assets.

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CREDIT DEFAULT SWAP AGREEMENTS AND SIMILAR INSTRUMENTS. The Fund may enter into credit default swap agreements and similar agreements, and may also buy credit-linked securities. The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by the Fund. The protection "buyer" in a credit default contract may be obligated to pay the protection "seller" an up front or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, the Fund generally receives an up front payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.

Credit default swaps and similar instruments involve greater risks than if the Fund had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risk. The Fund will enter into credit default swap agreements and similar instruments only with counterparties who are rated investment grade quality by at least one credit rating agency at the time of entering into such transaction or whose creditworthiness is believed by the Manager to be equivalent to such rating. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up front or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. When the Fund acts as a seller of a credit default swap or a similar instrument, it is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.

TOTAL RETURN SWAP AGREEMENTS. The Fund may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Total return swap agreements may effectively add leverage to the Fund's portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swap agreements entail the risk that a party will default on its payment obligations to the Fund thereunder. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of the Fund's obligations will be accrued on a daily basis, and the full amount of the Fund's obligations will be segregated by the Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the total return swap agreement.

Unless otherwise noted, the Fund's net obligations in respect of all swap agreements (i.e., the aggregate net amount owed by the Fund) is limited to 15% of its net assets.

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OPTIONS ON SECURITIES AND SECURITIES INDEXES.

TYPES OF OPTIONS. The Fund may engage in transactions in options on individual securities, baskets of securities or securities indices, or particular measurements of value or rate (an "index"), such as an index of the price of treasury securities or an index representative of short term interest rates. Such investments may be made on exchanges and in over-the-counter ("OTC") markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties' obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. See "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives."

CALL OPTIONS. The Fund may purchase call options on any of the types of securities or instruments in which it may invest. A call option gives the Fund the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. The Fund also may purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.

The Fund may only write (i.e., sell) covered call options on the securities or instruments in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which the Fund owns the underlying security or has an absolute and immediate right to acquire that security, without additional consideration (or for additional consideration held in a segregated account by its custodian), upon conversion or exchange of other securities currently held in its portfolio or with respect to which the Fund has established cover by segregating liquid instruments on its books. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund enters into a closing purchase transaction. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining. Also, with respect to call options written by the Fund that are covered only by segregated portfolio securities, the Fund is exposed to the risk of loss equal to the amount by which the price of the underlying securities rises above the exercise price.

PUT OPTIONS. The Fund may purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. By buying a put option, the Fund acquires a right to sell such underlying securities or instruments at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Fund also may purchase uncovered put options.

The Fund may write (i.e., sell) put options on the types of securities or instruments that may be held by the Fund, provided that such put options are covered, meaning that such options are secured by segregated, liquid instruments. The Fund will receive a premium for writing a put option, which increases the Fund's return.

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FUTURES. The Fund may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract the Fund is required to deposit collateral ("margin") equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.

The sale of a futures contract limits the Fund's risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract's expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

The purchase of a futures contract may protect the Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or the Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position.

The Fund is also authorized to purchase or sell call and put options on futures contracts including financial futures and stock indices in connection with its hedging activities. Generally, these strategies would be used under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund entered into futures transactions. The Fund may purchase put options or write (i.e., sell) call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, the Fund can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

The Fund may only write "covered" put and call options on futures contracts. The Fund will be considered "covered" with respect to a call option it writes on a futures contract if the Fund owns the assets that are deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates for the term of the option cash or other liquid assets equal to the fluctuating value of the optioned future. The Fund will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option, or if it segregates for the term of the option cash or other liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Fund with its futures custody manager or as otherwise permitted by applicable law with respect to such option). There is no limitation on the amount of the Fund's assets that can be segregated.

The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA") pursuant to Rule 4.5 under the CEA promulgated by the U.S. Commodity Futures Trading Commission ("CFTC"). The Fund is not, therefore, subject to registration or regulation as a "commodity pool operator" under the CEA and the Fund is operated so as not to be deemed to be a "commodity pool" under the regulations of the CFTC.

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FOREIGN EXCHANGE TRANSACTIONS. The Fund may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, "Currency Instruments") for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar or to seek to enhance returns. Such transactions could be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

As an illustration, the Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen-denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a "straddle"). By selling such a call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. "Straddles" of the type that may be used by the Fund are considered to constitute hedging transactions and are consistent with the policies described above. The Fund will not attempt to hedge all of its foreign portfolio positions.

FORWARD FOREIGN EXCHANGE TRANSACTIONS. Forward foreign exchange transactions are over-the-counter (OTC) contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. The Fund will enter into foreign exchange transactions for purposes of hedging either a specific transaction or a portfolio position, or to seek to enhance returns. The Fund may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Fund has received or anticipates receiving a dividend or distribution.

The Fund may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Fund is denominated or by purchasing a currency in which the Fund anticipates acquiring a portfolio position in the near future. The Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Forward foreign exchange transactions involve substantial currency risk, and also involve credit and liquidity risk.

CURRENCY FUTURES. The Fund may seek to enhance returns or hedge against the decline in the value of a currency against the U.S. dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. See the sub-section entitled "Futures." Currency futures involve substantial currency risk, and also involve leverage risk.

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CURRENCY OPTIONS. The Fund may seek to enhance returns or hedge against the decline in the value of a currency against the U.S. dollar through the use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Fund may engage in transactions in options on currencies either on exchanges or OTC markets. See "Types of Options" above and "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives" in this SAI. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.

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RISK FACTORS INVOLVING DERIVATIVES. Derivatives are volatile and involve significant risks, including:

Credit Risk - the risk that the counterparty on a derivative transaction will be unable to honor its financial obligation to the Fund.

Currency Risk - the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk - the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk - the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

The use of derivatives for hedging purposes involves correlation risk. If the value of the derivative moves more or less than the value of the hedged instruments, the Fund will experience a gain or loss that will not be completely offset by movements in the value of the hedged instruments.

The Fund intends to enter into transactions involving derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives." However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or the Fund will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a derivative without incurring substantial losses, if at all.

Certain transactions in derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose the Fund to potential losses, which exceed the amount originally invested by the Fund. When the Fund engages in such a transaction, the Fund will deposit in a segregated account at its custodian liquid securities or cash and cash equivalents with a value at least equal to the Fund's exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Securities and Exchange Commission (the "Commission" or "SEC"). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund's exposure to loss.

Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives

Certain derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The Fund will, therefore, acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Manager anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer's quotation may be used.

Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparty, the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The Fund will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in derivatives traded in OTC markets only with financial institutions that appear to have substantial capital or that have provided the Fund with a third-party guaranty or other credit enhancement.

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RISK FACTORS IN HEDGING FOREIGN CURRENCY RISKS. Hedging transactions involving Currency Instruments have substantial risks, including correlation risk. While the Fund's use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the Net Asset Value ("NAV") of the Fund's shares, the NAV of the Fund's shares will fluctuate. Moreover, except for the Prudential Emerging Markets Debt Local Currency Fund, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Fund's hedging strategies will be ineffective. To the extent that the Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, the Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

In connection with its trading in forward foreign currency contracts, the Fund will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, the Fund will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Fund of any profit potential or force the Fund to cover its commitments for resale, if any, at the then market price and could result in a loss to the Fund.

It may not be possible for the Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available and it is not possible to engage in effective foreign currency hedging. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.

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DISTRESSED SECURITIES. The Fund may invest in securities, including corporate loans purchased in the secondary market, which are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or are rated in the lower rating categories (Ca or lower by Moody's and CC or lower by S&P or Fitch) or which, if unrated, are in the judgment of the Manager of equivalent quality ("Distressed Securities"). Investing in Distressed Securities is speculative and involves significant risks. Distressed Securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment.

Except for the Prudential Emerging Markets Debt Local Currency Fund, the Fund will generally make such investments only when the Manager believes it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities. However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which the Fund makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that the Fund will receive any interest payments on the Distressed Securities, the Fund will be subject to significant uncertainty as to whether or not the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Fund may be restricted from disposing of such securities.

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FOREIGN INVESTMENTS. The Fund may invest in foreign equity and/or debt securities. Foreign debt securities include certain foreign bank obligations and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.

Foreign Market Risk. Foreign securities offer the potential for more diversification than if the Fund invests only in the United States because securities traded on foreign markets have often (though not always) performed differently from securities in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund's ability to purchase or sell foreign securities or transfer the Fund's assets or income back into the United States, or otherwise adversely affect the Fund's operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Currency Risk and Exchange Risk. Securities in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of the Fund's portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as "currency risk," means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less rigorously than the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company's securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company's financial condition.

Certain Risks of Holding Fund Assets Outside the United States. The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund's ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, thereby reducing the amount available for distribution to shareholders.

ILLIQUID OR RESTRICTED SECURITIES. The Fund may invest in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Fund's assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund's operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short term cash requirements or incurring capital losses on the sale of illiquid investments. The Fund may invest in securities that are not registered (restricted securities) under the Securities Act of 1933, as amended ("Securities Act").

Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund's investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information, which may restrict the Fund's ability to conduct portfolio transactions in such securities.

The Fund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. The Board has determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Board. The Board has adopted guidelines and delegated to the Manager the daily function of determining and monitoring liquidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for restricted securities sold and offered under Rule 144A will continue to develop, the Board will carefully monitor the Fund's investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

INVESTMENT IN OTHER INVESTMENT COMPANIES. The Fund may invest in other investment companies, including exchange traded funds. In accordance with the Investment Company Act of 1940 (the "1940 Act"), the Fund may invest up to 10% of its total assets in securities of other investment companies. In addition, under the 1940 Act, the Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund's total assets may be invested in securities of any single investment company. (These limits do not restrict a Feeder Fund from investing all of its assets in shares of its Master Portfolio.)

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Notwithstanding the limits discussed above, the Fund may invest in other investment companies without regard to the limits set forth above provided that the Fund complies with Rules 12d1-1, 12d1-2 and 12d1-3 promulgated by the SEC under the 1940 Act.

As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by the Fund in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies: such entities would ordinarily be organized to invest in issuers in certain countries where the Fund would be unable to invest directly due to foreign legal restrictions and/or adverse tax consequences.

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EXCHANGE-TRADED FUNDS. The Fund may invest in Exchange-Traded Funds ("ETFs"). ETFs, which may be unit investment trusts or mutual funds, typically hold portfolios of securities designed to track the performance of various broad securities indexes or sectors of such indexes. ETFs provide another means, in addition to futures and options on indexes, of including stock index exposure in the Fund's investment strategies. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such ETF.

INVESTMENT IN EMERGING MARKETS. The Fund may invest in the securities of issuers domiciled in various countries with emerging capital markets. Specifically, a country with an emerging capital market is any country that are on the World Bank's list of low or middle income countires as well as any other country that the subadviser believes has an emerging market or economy. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks not involved in investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets, (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments, (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments, (iv) national policies that may limit the Fund's investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests, and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Such capital markets are emerging in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that these capital markets will continue to present viable investment opportunities for the Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not recur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected markets.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and companies may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund's acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

FRONTIER COUNTRIES. Frontier market countries generally have smaller economies and less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The economies of frontier market countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. These factors make investing in frontier market countries significantly riskier than in other countries and any one of them could cause the price of the Fund's shares to decline.

Governments of many frontier market countries in which the Fund may invest may exercise substantial influence over many aspects of the private sector. In some cases, the governments of such frontier market countries may own or control certain companies. Accordingly, government actions could have a significant effect on economic conditions in a frontier market country and on market conditions, prices and yields of securities in the Fund's portfolio. Moreover, the economies of frontier market countries may be heavily dependent upon international trade and, accordingly, have been and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Certain frontier market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain frontier market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Frontier market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors, such as the Fund. In addition, if deterioration occurs in a frontier market country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets in frontier market countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund. Also, securities laws in many frontier market countries are relatively new and unsettled. Therefore, laws regarding foreign investment in frontier market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably.

The frontier market countries in which the Fund invests may become subject to sanctions or embargoes imposed by the U.S. government and the United Nations. The value of the securities issued by companies that operate in, or have dealings with these countries may be negatively impacted by any such sanction or embargo and may reduce the Fund's returns.

Banks in frontier market countries used to hold the Fund's securities and other assets in that country may lack the same operating experience as banks in more developed markets. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Fund to recover assets held by a foreign bank in the event of the bankruptcy of the bank. Settlement systems in frontier markets may be less well organized than in the developed markets. As a result, there is greater risk than in developed countries that settlements will take longer and that cash or securities of the Fund may be in jeopardy because of failures of or defects in the settlement systems.

RESTRICTIONS ON CERTAIN INVESTMENTS. A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil, have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. In accordance with the Investment Company Act of 1940, as amended ("1940 Act"), the Fund may invest up to 10% of its total assets in securities of other investment companies, not more than 5% of which may be invested in any one such company. In addition, under the 1940 Act, the Fund may not own more than 3% of the total outstanding voting stock of any investment company. These restrictions on investments in securities of investment companies may limit opportunities for the Fund to invest indirectly in certain developing countries. New shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values. If the Fund acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such other investment companies. See also "Investments in Other Investment Companies."

JUNK BONDS. Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that the Manager believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for the Fund. The major risks in junk bond investments include the following:

  Junk bonds are issued by less creditworthy issuers. These securities are vulnerable to adverse changes in the issuer's economic condition and to general economic conditions. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.
  The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer's ability to pay its debt obligations also may be lessened by specific issuer developments, or the unavailability of additional financing.
  Junk bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations.
  Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If an issuer redeems the junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.
  Prices of junk bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.
  Junk bonds may be less liquid than higher rated fixed income securities even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund's portfolio securities than in the case of securities trading in a more liquid market.
  The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

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MONEY MARKET INSTRUMENTS. The Fund may invest in money market instruments. Money market instruments include cash equivalents and short-term obligations of U.S. banks, certificates of deposit, short-term obligations issued or guaranteed by the U.S. Government or its agencies. Money market instruments also include bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and foreign branches, by foreign banking institutions, and by the World Bank and other multinational instrumentalities, as well as commercial paper and other short-term obligations of, and variable amount master demand notes, variable rate notes and funding agreements issued by, U.S. and foreign corporations.

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MORTGAGE-BACKED SECURITIES. Investing in mortgage-backed securities involves certain unique risks in addition to those generally associated with investing in fixed-income securities and in the real estate industry in general. These unique risks include the failure of a party to meet its commitments under the related operative documents, adverse interest rate changes and the effects of prepayments on mortgage cash flows. Mortgage-backed securities are "pass-through" securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Fund. The value of mortgage-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities differ from traditional fixed-income securities because of their potential for prepayment without penalty. The price paid by the Fund for its mortgage-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover, when the Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid.

Mortgage-backed securities can be collateralized by either fixed-rate mortgages or adjustable rate mortgages. Fixed-rate mortgage securities are collateralized by fixed-rate mortgages and tend to have high prepayment rates when the level of prevailing interest rates declines significantly below the interest rates on the mortgages. Thus, under those circumstances, the securities are generally less sensitive to interest rate movements than lower coupon fixed rate mortgages.

Generally, adjustable rate mortgage securities ("ARMs") have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMs will experience increased rates of prepayment of principal. However, the major difference between ARMs and fixed-rate mortgage securities ("FRMs") is that the interest rate and the rate of amortization of principal of ARMs can and do change in accordance with movements in a particular, pre-specified, published interest rate index. The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that is charged during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.

The underlying mortgages which collateralize the ARMs in which the Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

To the extent that the Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If the Fund buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Since long-term securities generally fluctuate more widely in response to changes in interest rates than shorter-term securities, maturity extension risk could increase the inherent volatility of the Fund. Under certain interest rate and prepayment scenarios, the Fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee.

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Most mortgage-backed securities are issued by federal government agencies such as the Government National Mortgage Association ("Ginnie Mae"), or by government sponsored enterprises such as Freddie Mac (formally, the Federal Home Loan Mortgage Corporation) or Fannie Mae (formally, the Federal National Mortgage Association). Principal and interest payments on mortgage-backed securities issued by the federal government and some federal government agencies, such as Ginnie Mae, are guaranteed by the federal government and backed by the full faith and credit of the United States. Mortgage-backed securities issued by other government agencies or government sponsored enterprises are backed only by the credit of the government agency or enterprise and are not backed by the full faith and credit of the United States. Private mortgage-backed securities are issued by private corporations rather than government agencies and are subject to credit risk and interest rate risk.

Fannie Mae and Freddie Mac are stockholder-owned companies chartered by Congress. Fannie Mae and Freddie Mac guarantee the securities they issue as to timely payment of principal and interest, but such guarantee is not backed by the full faith and credit of the United States. In September 2008, Fannie Mae and Freddie Mac were placed into conservatorship by their regulator, the Federal Housing Finance Agency. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. Although the U.S. Government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises ("GSEs") in the future.

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The July 2010 financial regulatory reforms passed by Congress contain two provisions related to secondary mortgage market reforms. The first requires the U.S. Treasury Secretary to submit a report to Congress by January 31, 2011, with recommendations for ending the conservatorships of Fannie Mae and Freddie Mac. The second is a "sense" or opinion of Congress that efforts to regulate the terms and practices related to residential mortgage credit are incomplete without enactment of meaningful structural reforms of Fannie Mae and Freddie Mac. This nonbinding "sense" of the Congress has no legal effect. The Fund cannot predict the prospects for the enactment, timing or content of legislative proposals regarding the future status of the government-sponsored enterprises.

REPURCHASE AGREEMENTS. The Fund may invest in securities pursuant to repurchase agreements. The Fund will enter into repurchase agreements only with parties meeting creditworthiness standards as set forth in the Fund's repurchase agreement procedures.

Under such agreements, the other party agrees, upon entering into the contract with the Fund, to repurchase the security at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, although such return may be affected by currency fluctuations. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser.

In the case of a repurchase agreement, as a purchaser, the Fund will require all repurchase agreements to be fully collateralized at all times by cash or other liquid assets in an amount at least equal to the resale price. The seller is required to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with disposition of the collateral.

The Fund may participate in a joint repurchase agreement account with other investment companies managed by Prudential Investments LLC pursuant to an order of the Commission. On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. The Fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified item and price. See "Repurchase Agreements."

The Fund may enter into dollar rolls. In a dollar roll, the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sale price and the forward price for the future purchase (often referred to as the drop) as well as by the interest earned on the cash proceeds of the initial sale. The Fund will establish a segregated account in which it will maintain cash or other liquid assets, marked to market daily, having a value equal to its obligations in respect of dollar rolls.

Dollar rolls involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Cash proceeds from dollar rolls may be invested in cash or other liquid assets.

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SECURITIES LENDING. Consistent with applicable regulatory requirements, and unless otherwise noted, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans of the Fund do not exceed in the aggregate 33 1/3% of the value of the Fund's total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral (including a line of credit) that is equal to at least 100% of the market value, determined daily, of the loaned securities. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

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A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay receiving additional collateral or in recovery and in some cases loss of all rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of the Fund. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

SECURITIES OF SMALLER OR EMERGING GROWTH COMPANIES. Investment in smaller or emerging growth companies involves greater risk than is customarily associated with investments in more established companies. The securities of smaller or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

While smaller or emerging growth company issuers may offer greater opportunities for capital appreciation than large cap issuers, investments in smaller or emerging growth companies may involve greater risks and thus may be considered speculative. The Manager believes that properly selected companies of this type have the potential to increase their earnings or market valuation at a rate substantially in excess of the general growth of the economy. Full development of these companies and trends frequently takes time.

Certain small cap and emerging growth securities only trade in the OTC market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by the Fund of portfolio securities to meet redemptions or otherwise may require the Fund to make many small sales over a lengthy period of time, or to sell these securities at a discount from market prices or during periods when, in the Manager's judgment, such disposition is not desirable.

While the process of selection and continuous supervision by the Manager does not, of course, guarantee successful investment results, it does provide access to an asset class not available to the average individual due to the time and cost involved. Careful initial selection is particularly important in this area as many new enterprises have promise but lack certain of the fundamental factors necessary to prosper. Investing in small cap and emerging growth companies requires specialized research and analysis. In addition, many investors cannot invest sufficient assets in such companies to provide wide diversification.

Small companies are generally little known to most individual investors although some may be dominant in their respective industries. The Manager believes that relatively small companies will continue to have the opportunity to develop into significant business enterprises. The Fund may invest in securities of small issuers in the relatively early stages of business development that have a new technology, a unique or proprietary product or service, or a favorable market position. Such companies may not be counted upon to develop into major industrial companies, but Fund management believes that eventual recognition of their special value characteristics by the investment community can provide above-average long-term growth to the portfolio.

Equity securities of specific small cap issuers may present different opportunities for long-term capital appreciation during varying portions of economic or securities markets cycles, as well as during varying stages of their business development. The market valuation of small cap issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles. Smaller companies, due to the size and kinds of markets that they serve, may be less susceptible than large companies to intervention from the federal government by means of price controls, regulations or litigation.

SHORT SALES AND SHORT SALES AGAINST-THE-BOX. The Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. When the Fund makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities. The Fund may not be able to limit any losses resulting from share price volatility if the security indefinitely continues to increase in value at such specified time.

The Fund secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to the uncovered short positions, (1) the Fund is required to deposit similar collateral with its custodian or otherwise segregate collateral on its records, to the extent that the value of the collateral in the aggregate is at all times equal to at least 100% of the current market value of the security sold short and will not be less than the market value of the security, or (2) the Fund must otherwise cover its short position. Depending on arrangements made with the broker-dealer from which the Fund borrowed the security, regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. As a result, if the Fund makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities they do not own. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at a desired price. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

The Fund may also make short sales against-the-box. A short sale against-the-box is a short sale in which the Fund owns an equal amount of the securities sold short, or securities convertible or exchangeable for, with or without payment of any further consideration, such securities. However, if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration must be segregated on the Fund's records or with its Custodian.

SOVEREIGN DEBT. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

STANDBY COMMITMENT AGREEMENTS. A Fund may enter into standby commitment agreements. These agreements commit a Fund, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to that Fund at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Fund will enter into such agreements for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to the Fund. A Fund will limit its investment in such commitments so that the aggregate purchase price of securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale that affect their marketability, will not exceed 15% of its net assets taken at the time of the commitment. A Fund segregates liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment. There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from any appreciation in the value of the security during the commitment period. The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security thereafter will be reflected in the calculation of a Fund's NAV. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

SUPRANATIONAL ENTITIES. The Fund may invest in debt securities of supranational entities. Examples include the World Bank, the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The government members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.

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TEMPORARY DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS. The Fund may temporarily invest without limit in money market instruments, including commercial paper of U.S. corporations, certificates of deposit, bankers' acceptances and other obligations of domestic banks, and obligations issued or guaranteed by the U.S. Government, its agencies or its instrumentalities, as part of a temporary defensive strategy.

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The Fund may invest in money market instruments to maintain appropriate liquidity to meet anticipated redemptions. Money market instruments typically have a maturity of one year or less as measured from the date of purchase. The Fund also may temporarily hold cash or invest in money market instruments pending investment of proceeds from new sales of Fund shares or during periods of portfolio restructuring.

U.S. GOVERNMENT SECURITIES. The Fund may invest in adjustable rate and fixed rate U.S. Government securities. U.S. Government securities are instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government guarantees do not extend to the yield or value of the securities or the Fund's shares. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.

U.S. Treasury securities include bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

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Securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of Government National Mortgage Association ("GNMA," or "Ginnie Mae"), the Farmers Home Administration, the Small Business Administration and securities guaranteed under FDIC's Temporary Liquidity Guarantee Program are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.

Fannie Mae (formally, the Federal National Mortgage Association) and Freddie Mac (formally, the Federal Home Loan Mortgage Corporation) are stockholder-owned companies chartered by Congress. Fannie Mae and Freddie Mac guarantee the securities they issue as to timely payment of principal and interest, but such guarantee is not backed by the full faith and credit of the United States. In September 2008, Fannie Mae and Freddie Mac were placed into conservatorship by their regulator, the Federal Housing Finance Agency. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. Although the U.S. Government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

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The Fund may invest in debt securities that are guaranteed under the FDIC's Temporary Liquidity Guarantee Program ("TLGP"). Under the TLGP, the FDIC guarantees, with the full faith and credit of the U.S. Government, the payment of principal and interest on senior unsecured debt issued by entities eligible to participate in the TLGP, which generally include FDIC-insured depository institutions, U.S. bank holding companies or financial holding companies and certain U.S. savings and loan holding companies. This guarantee presently extends through the earlier of the maturity date of the debt or June 30, 2012 (or December 31, 2012, depending on when the debt was originally issued). This guarantee does not extend to shares of the Fund itself.
The Fund may also invest in component parts of U.S. Government securities, namely either the corpus (principal) of such obligations or one or more of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of U.S. Government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. Government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. The Fund may also invest in custodial receipts held by a third party that are not U.S. Government securities.

WARRANTS AND RIGHTS. Warrants and rights are securities permitting, but not obligating, the warrant holder to subscribe for other securities. Buying a warrant does not make the Fund a shareholder of the underlying stock. The warrant holder has no right to dividends or votes on the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. The Fund may purchase or sell securities that it is entitled to receive on a when issued basis. The Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. These transactions involve the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. The Fund has not established any limit on the percentage of its assets that may be committed in connection with these transactions. When the Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Fund's purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

INVESTMENT RISKS AND CONSIDERATIONS: INTERNATIONAL VALUE FUND

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The investment policies and strategies identified below for the International Value Fund are subject to the following limitations or restrictions:

  International Value Fund may invest no more than 5% of net assets in non-investment grade fixed income securities.
  International Value Fund may commit up to 20% of net assets to investment techniques such as dollar rolls, forward rolls and reverse repurchase agreements.

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ASSET-BACKED SECURITIES. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.

Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.

Asset-backed securities issued in the form of debt instruments include collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinated corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, and market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

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The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold and, thus, are not registered under state or federal securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify for transactions pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"). In addition to the normal risks associated with fixed income securities, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

BORROWING AND LEVERAGE. Unless noted otherwise, the Fund may borrow up to 33 1/3% of the value of its total assets (calculated at the time of the borrowing). The Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings. If the Fund borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage."

The Fund may borrow from time to time, at the Manager's discretion, to take advantage of investment opportunities, when yields on available investments exceed interest rates and other expenses of related borrowing, or when, in the Manager's opinion, unusual market conditions otherwise make it advantageous for the Fund to increase its investment capacity. The Fund will only borrow when there is an expectation that it will benefit the Fund after taking into account considerations such as interest income and possible losses upon liquidation. Borrowing by the Fund creates an opportunity for increased net income but, at the same time, creates risks, including the fact that leverage may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund. Unless otherwise stated, the Fund may borrow through forward rolls, dollar rolls or reverse repurchase agreements.

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CONVERTIBLE SECURITIES. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege.

The characteristics of convertible securities make them appropriate investments for an investment company seeking long-term growth of capital or capital appreciation and income. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed-income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.

In analyzing convertible securities, the Manager will consider both the yield on the convertible security relative to its credit quality and the potential capital appreciation that is offered by the underlying common stock, among other things.

Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by the Fund are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. As described below, the Fund is authorized to enter into foreign currency hedging transactions in which it may seek to reduce the effect of such fluctuations.

Apart from currency considerations, the value of convertible securities is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." To the extent interest rates change, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

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To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities' investment value.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

Synthetic convertible securities may be either (i) a debt security or preferred stock that may be convertible only under certain contingent circumstances or that may pay the holder a cash amount based on the value of shares of underlying common stock partly or wholly in lieu of a conversion right (a "Cash-Settled Convertible"), (ii) a combination of separate securities chosen by the Manager in order to create the economic characteristics of a convertible security, i.e., a fixed income security paired with a security with equity conversion features, such as an option or warrant (a "Manufactured Convertible") or (iii) a synthetic security manufactured by another party.

Synthetic convertible securities may include either Cash-Settled Convertibles or Manufactured Convertibles. Cash-Settled Convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured Convertibles are created by the Manager by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed income ("fixed income component") or a right to acquire equity securities ("convertibility component"). The fixed income component is achieved by investing in nonconvertible fixed income securities, such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call options, warrants, or other securities with equity conversion features ("equity features") granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.

A Manufactured Convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security having a unitary market value, a Manufactured Convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total "market value" of such a Manufactured Convertible is the sum of the values of its fixed-income component and its convertibility component.

More flexibility is possible in the creation of a Manufactured Convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the Manager may combine a fixed income instrument and an equity feature with respect to the stock of the issuer of the fixed income instrument to create a synthetic convertible security otherwise unavailable in the market. The Manager may also combine a fixed income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the Manager believes such a Manufactured Convertible would better promote the Fund's objective than alternate investments. For example, the Manager may combine an equity feature with respect to an issuer's stock with a fixed income security of a different issuer in the same industry to diversify the Fund's credit exposure, or with a U.S. Treasury instrument to create a Manufactured Convertible with a higher credit profile than a traditional convertible security issued by that issuer. A Manufactured Convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, "combined" to create a Manufactured Convertible. For example, the Fund may purchase a warrant for eventual inclusion in a Manufactured Convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.

The value of a Manufactured Convertible may respond differently to certain market fluctuations than would a traditional convertible security with similar characteristics. For example, in the event the Fund created a Manufactured Convertible by combining a short-term U.S. Treasury instrument and a call option on a stock, the Manufactured Convertible would likely outperform a traditional convertible of similar maturity that is convertible into that stock during periods when Treasury instruments outperform corporate fixed income securities and underperform during periods when corporate fixed-income securities outperform Treasury instruments.

DEBT SECURITIES. Debt securities, such as bonds, involve credit risk. This is the risk that the issuer will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the bonds. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in that issuer. Credit risk is reduced to the extent the Fund invests its assets in U.S. Government securities. All debt securities, however, are subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.

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DERIVATIVES. The Fund may use instruments referred to as derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. The Fund may use derivatives for hedging purposes. The Fund may also use derivatives to seek to enhance returns. The use of a derivative is speculative if the Fund is primarily seeking to achieve gains, rather than offset the risk of other positions. When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost. No Fund may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

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A discussion of the risk factors relating to derivatives is set out in the sub-section entitled "Risk Factors Involving Derivatives."

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HEDGING. Hedging is a strategy in which a derivative or security is used to offset the risks associated with other Fund holdings. Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to hedge effectively its portfolio. There is also a risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or a related option.

There can be no assurance that the Fund's hedging strategies will be effective or that hedging transactions will be available to the Fund. The Fund is not required to engage in hedging transactions and the Fund may choose not to do so from time to time.

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SWAP AGREEMENTS. The Fund may enter into swap transactions, including but not limited to, equity, interest rate, index, credit default, total return and, to the extent that it may invest in foreign currency-denominated securities, currency exchange rate swap agreements. In addition, the Fund may enter into options on swap agreements (swap options). These swap transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap transactions are a type of derivative. Derivatives are further discussed in the sub-sections entitled "Derivatives" and "Risk Factors Involving Derivatives."

Swap agreements are two party contracts entered into primarily by institutional investors. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on or calculated with respect to particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index or other investments or instruments. Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of liquid assets.

To the extent that the Fund enters into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Fund's obligations, if any, with respect to such swaps, accrued on a daily basis. Inasmuch as segregated accounts are established for these hedging transactions, the Manager and the Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction. Since swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its rights to receive a return on its portfolio securities and its rights and obligations to receive and pay a return pursuant to swaps. The Fund will enter into swaps only with counterparties meeting certain creditworthiness standards (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines approved by the Fund's Board).

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Unless otherwise noted, the Fund's net obligations in respect of all swap agreements (i.e., the aggregate net amount owed by the Fund) is limited to 15% of its net assets.

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TOTAL RETURN SWAP AGREEMENTS. The Fund may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Total return swap agreements may effectively add leverage to the Fund's portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swap agreements entail the risk that a party will default on its payment obligations to the Fund thereunder. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of the Fund's obligations will be accrued on a daily basis, and the full amount of the Fund's obligations will be segregated by the Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the total return swap agreement.

Unless otherwise noted, the Fund's net obligations in respect of all swap agreements (i.e., the aggregate net amount owed by the Fund) is limited to 15% of its net assets.

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OPTIONS ON SECURITIES AND SECURITIES INDEXES.

TYPES OF OPTIONS. The Fund may engage in transactions in options on individual securities, baskets of securities or securities indices, or particular measurements of value or rate (an "index"), such as an index of the price of treasury securities or an index representative of short term interest rates. Such investments may be made on exchanges and in over-the-counter ("OTC") markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties' obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. See "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives."

CALL OPTIONS. The Fund may purchase call options on any of the types of securities or instruments in which it may invest. A call option gives the Fund the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. The Fund also may purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.

The Fund may only write (i.e., sell) covered call options on the securities or instruments in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which the Fund owns the underlying security or has an absolute and immediate right to acquire that security, without additional consideration (or for additional consideration held in a segregated account by its custodian), upon conversion or exchange of other securities currently held in its portfolio or with respect to which the Fund has established cover by segregating liquid instruments on its books. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund enters into a closing purchase transaction. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining. Also, with respect to call options written by the Fund that are covered only by segregated portfolio securities, the Fund is exposed to the risk of loss equal to the amount by which the price of the underlying securities rises above the exercise price.

PUT OPTIONS. The Fund may purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. By buying a put option, the Fund acquires a right to sell such underlying securities or instruments at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Fund also may purchase uncovered put options.

The Fund may write (i.e., sell) put options on the types of securities or instruments that may be held by the Fund, provided that such put options are covered, meaning that such options are secured by segregated, liquid instruments. The Fund will receive a premium for writing a put option, which increases the Fund's return.

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FUTURES. The Fund may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract the Fund is required to deposit collateral ("margin") equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.

The sale of a futures contract limits the Fund's risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract's expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

The purchase of a futures contract may protect the Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or the Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position.

The Fund is also authorized to purchase or sell call and put options on futures contracts including financial futures and stock indices in connection with its hedging activities. Generally, these strategies would be used under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund entered into futures transactions. The Fund may purchase put options or write (i.e., sell) call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, the Fund can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

The Fund may only write "covered" put and call options on futures contracts. The Fund will be considered "covered" with respect to a call option it writes on a futures contract if the Fund owns the assets that are deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates for the term of the option cash or other liquid assets equal to the fluctuating value of the optioned future. The Fund will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option, or if it segregates for the term of the option cash or other liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Fund with its futures custody manager or as otherwise permitted by applicable law with respect to such option). There is no limitation on the amount of the Fund's assets that can be segregated.

The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA") pursuant to Rule 4.5 under the CEA promulgated by the U.S. Commodity Futures Trading Commission ("CFTC"). The Fund is not, therefore, subject to registration or regulation as a "commodity pool operator" under the CEA and the Fund is operated so as not to be deemed to be a "commodity pool" under the regulations of the CFTC.
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FORWARD FOREIGN EXCHANGE TRANSACTIONS. Forward foreign exchange transactions are over-the-counter (OTC) contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. The Fund will enter into foreign exchange transactions for purposes of hedging either a specific transaction or a portfolio position, or to seek to enhance returns. The Fund may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Fund has received or anticipates receiving a dividend or distribution.

The Fund may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Fund is denominated or by purchasing a currency in which the Fund anticipates acquiring a portfolio position in the near future. The Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Forward foreign exchange transactions involve substantial currency risk, and also involve credit and liquidity risk.

FOREIGN EXCHANGE TRANSACTIONS. The Fund may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, "Currency Instruments") for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar or to seek to enhance returns. Such transactions could be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

As an illustration, the Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen-denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a "straddle"). By selling such a call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. "Straddles" of the type that may be used by the Fund are considered to constitute hedging transactions and are consistent with the policies described above. The Fund will not attempt to hedge all of its foreign portfolio positions.

CURRENCY FUTURES. The Fund may seek to enhance returns or hedge against the decline in the value of a currency against the U.S. dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. See the sub-section entitled "Futures." Currency futures involve substantial currency risk, and also involve leverage risk.

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CURRENCY OPTIONS. The Fund may seek to enhance returns or hedge against the decline in the value of a currency against the U.S. dollar through the use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Fund may engage in transactions in options on currencies either on exchanges or OTC markets. See "Types of Options" above and "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives" in this SAI. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.

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RISK FACTORS INVOLVING DERIVATIVES. Derivatives are volatile and involve significant risks, including:

Credit Risk - the risk that the counterparty on a derivative transaction will be unable to honor its financial obligation to the Fund.

Currency Risk - the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk - the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk - the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

The use of derivatives for hedging purposes involves correlation risk. If the value of the derivative moves more or less than the value of the hedged instruments, the Fund will experience a gain or loss that will not be completely offset by movements in the value of the hedged instruments.

The Fund intends to enter into transactions involving derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives." However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or the Fund will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a derivative without incurring substantial losses, if at all.

Certain transactions in derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose the Fund to potential losses, which exceed the amount originally invested by the Fund. When the Fund engages in such a transaction, the Fund will deposit in a segregated account at its custodian liquid securities or cash and cash equivalents with a value at least equal to the Fund's exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Securities and Exchange Commission (the "Commission" or "SEC"). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund's exposure to loss.

Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives

Certain derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The Fund will, therefore, acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Manager anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer's quotation may be used.

Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparty, the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The Fund will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in derivatives traded in OTC markets only with financial institutions that appear to have substantial capital or that have provided the Fund with a third-party guaranty or other credit enhancement.

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FOREIGN INVESTMENTS. The Fund may invest in foreign equity and/or debt securities. Foreign debt securities include certain foreign bank obligations and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.

Foreign Market Risk. Foreign securities offer the potential for more diversification than if the Fund invests only in the United States because securities traded on foreign markets have often (though not always) performed differently from securities in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund's ability to purchase or sell foreign securities or transfer the Fund's assets or income back into the United States, or otherwise adversely affect the Fund's operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Currency Risk and Exchange Risk. Securities in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of the Fund's portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as "currency risk," means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less rigorously than the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company's securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company's financial condition.

Certain Risks of Holding Fund Assets Outside the United States. The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund's ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, thereby reducing the amount available for distribution to shareholders.

ILLIQUID OR RESTRICTED SECURITIES. The Fund may invest in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Fund's assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund's operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short term cash requirements or incurring capital losses on the sale of illiquid investments. The Fund may invest in securities that are not registered (restricted securities) under the Securities Act of 1933, as amended ("Securities Act").

Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund's investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information, which may restrict the Fund's ability to conduct portfolio transactions in such securities.

The Fund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. The Board has determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Board. The Board has adopted guidelines and delegated to the Manager the daily function of determining and monitoring liquidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for restricted securities sold and offered under Rule 144A will continue to develop, the Board will carefully monitor the Fund's investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

INVESTMENT IN OTHER INVESTMENT COMPANIES. The Fund may invest in other investment companies, including exchange traded funds. In accordance with the Investment Company Act of 1940 (the "1940 Act"), the Fund may invest up to 10% of its total assets in securities of other investment companies. In addition, under the 1940 Act, the Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund's total assets may be invested in securities of any single investment company. (These limits do not restrict a Feeder Fund from investing all of its assets in shares of its Master Portfolio.)

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Notwithstanding the limits discussed above, the Fund may invest in other investment companies without regard to the limits set forth above provided that the Fund complies with Rules 12d1-1, 12d1-2 and 12d1-3 promulgated by the SEC under the 1940 Act.

As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by the Fund in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies: such entities would ordinarily be organized to invest in issuers in certain countries where the Fund would be unable to invest directly due to foreign legal restrictions and/or adverse tax consequences.

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INVESTMENT IN EMERGING MARKETS. The Fund may invest in the securities of issuers domiciled in various countries with emerging capital markets. Specifically, a country with an emerging capital market is any country that the International Bank for Reconstruction and Development ("World Bank"), the International Finance Corporation, the United Nations or its authorities has determined to have a low or middle income economy. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks not involved in investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets, (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments, (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments, (iv) national policies that may limit the Fund's investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests, and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Such capital markets are emerging in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that these capital markets will continue to present viable investment opportunities for the Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not recur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected markets.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and companies may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund's acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

DEPOSITARY RECEIPTS. The Fund may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs") are receipts or shares typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts ("EDRs") are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts ("GDRs") are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs and ADSs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.

The Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted or exchanged.

RISK OF INVESTMENTS IN RUSSIA. The Fund may invest a portion of its assets in securities issued by companies located in Russia. Because of the recent formation of the Russian securities markets as well as the underdeveloped state of Russia's banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company's share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for the Fund to lose its registration through fraud, negligence or mere oversight. While the Fund will endeavor to ensure that its interest continues to be appropriately recorded either by itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts are not legally enforceable and it is possible that a subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interest. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. While the Fund intends to invest directly in Russian companies that use an independent registrar, there can be no assurance that such investments will not result in a loss to the Fund.

RISKS OF INVESTING IN ASIA-PACIFIC COUNTRIES. In addition to the risks of foreign investing and the risks of investing in emerging markets, the developing market Asia-Pacific countries in which the Fund may invest are subject to certain additional or specific risks. There is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment discussed below, result in potentially fewer investment opportunities for the Fund and may have an adverse impact on the investment performance of the Fund.

Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a heavy role in regulating and supervising the economy. Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also present risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors.

The legal systems in certain developing market Asia-Pacific countries also may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging market Asia-Pacific countries. Similarly, the rights of investors in developing market Asia-Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.

Governments of many developing market Asia-Pacific countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing market Asia-Pacific countries, which could affect private sector companies and the Fund itself, as well as the value of securities in the Fund's portfolio. In addition, economic statistics of developing market Asia-Pacific countries may be less reliable than economic statistics of more developed nations.

In addition to the relative lack of publicly available information about developing market Asia-Pacific issuers and the possibility that such issuers may not be subject to the same accounting, auditing and financial reporting standards as U.S. companies, inflation accounting rules in some developing market Asia-Pacific countries require companies that keep accounting records in the local currency, for both tax and accounting purposes, to restate certain assets and liabilities on the company's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain developing market Asia-Pacific companies. Satisfactory custodial services for investment securities may not be available in some developing Asia-Pacific countries, which may result in the Fund incurring additional costs and delays in providing transportation and custody services for such securities outside such countries.

Certain developing Asia-Pacific countries, such as the Philippines, India and Turkey, are especially large debtors to commercial banks and foreign governments. Fund management may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular developing Asia-Pacific country. The Fund may invest in countries in which foreign investors, including management of the Fund, have had no or limited prior experience.

JUNK BONDS. Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that the Manager believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for the Fund. The major risks in junk bond investments include the following:

  Junk bonds are issued by less creditworthy issuers. These securities are vulnerable to adverse changes in the issuer's economic condition and to general economic conditions. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.
  The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer's ability to pay its debt obligations also may be lessened by specific issuer developments, or the unavailability of additional financing.
  Junk bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations.
  Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If an issuer redeems the junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.
  Prices of junk bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.
  Junk bonds may be less liquid than higher rated fixed income securities even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund's portfolio securities than in the case of securities trading in a more liquid market.
  The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.
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MONEY MARKET INSTRUMENTS. The Fund may invest in money market instruments. Money market instruments include cash equivalents and short-term obligations of U.S. banks, certificates of deposit, short-term obligations issued or guaranteed by the U.S. Government or its agencies. Money market instruments also include bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and foreign branches, by foreign banking institutions, and by the World Bank and other multinational instrumentalities, as well as commercial paper and other short-term obligations of, and variable amount master demand notes, variable rate notes and funding agreements issued by, U.S. and foreign corporations.

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MORTGAGE-BACKED SECURITIES. Investing in mortgage-backed securities involves certain unique risks in addition to those generally associated with investing in fixed-income securities and in the real estate industry in general. These unique risks include the failure of a party to meet its commitments under the related operative documents, adverse interest rate changes and the effects of prepayments on mortgage cash flows. Mortgage-backed securities are "pass-through" securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Fund. The value of mortgage-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities differ from traditional fixed-income securities because of their potential for prepayment without penalty. The price paid by the Fund for its mortgage-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover, when the Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid.

Mortgage-backed securities can be collateralized by either fixed-rate mortgages or adjustable rate mortgages. Fixed-rate mortgage securities are collateralized by fixed-rate mortgages and tend to have high prepayment rates when the level of prevailing interest rates declines significantly below the interest rates on the mortgages. Thus, under those circumstances, the securities are generally less sensitive to interest rate movements than lower coupon fixed rate mortgages.

Generally, adjustable rate mortgage securities ("ARMs") have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMs will experience increased rates of prepayment of principal. However, the major difference between ARMs and fixed-rate mortgage securities ("FRMs") is that the interest rate and the rate of amortization of principal of ARMs can and do change in accordance with movements in a particular, pre-specified, published interest rate index. The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that is charged during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.

The underlying mortgages which collateralize the ARMs in which the Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

To the extent that the Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If the Fund buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Since long-term securities generally fluctuate more widely in response to changes in interest rates than shorter-term securities, maturity extension risk could increase the inherent volatility of the Fund. Under certain interest rate and prepayment scenarios, the Fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee.

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Most mortgage-backed securities are issued by federal government agencies such as the Government National Mortgage Association ("Ginnie Mae"), or by government sponsored enterprises such as Freddie Mac (formally, the Federal Home Loan Mortgage Corporation) or Fannie Mae (formally, the Federal National Mortgage Association). Principal and interest payments on mortgage-backed securities issued by the federal government and some federal government agencies, such as Ginnie Mae, are guaranteed by the federal government and backed by the full faith and credit of the United States. Mortgage-backed securities issued by other government agencies or government sponsored enterprises are backed only by the credit of the government agency or enterprise and are not backed by the full faith and credit of the United States. Private mortgage-backed securities are issued by private corporations rather than government agencies and are subject to credit risk and interest rate risk.

Fannie Mae and Freddie Mac are stockholder-owned companies chartered by Congress. Fannie Mae and Freddie Mac guarantee the securities they issue as to timely payment of principal and interest, but such guarantee is not backed by the full faith and credit of the United States. In September 2008, Fannie Mae and Freddie Mac were placed into conservatorship by their regulator, the Federal Housing Finance Agency. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. Although the U.S. Government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises ("GSEs") in the future.

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The July 2010 financial regulatory reforms passed by Congress contain two provisions related to secondary mortgage market reforms. The first requires the U.S. Treasury Secretary to submit a report to Congress by January 31, 2011, with recommendations for ending the conservatorships of Fannie Mae and Freddie Mac. The second is a "sense" or opinion of Congress that efforts to regulate the terms and practices related to residential mortgage credit are incomplete without enactment of meaningful structural reforms of Fannie Mae and Freddie Mac. This nonbinding "sense" of the Congress has no legal effect. The Fund cannot predict the prospects for the enactment, timing or content of legislative proposals regarding the future status of the government-sponsored enterprises.

REPURCHASE AGREEMENTS. The Fund may invest in securities pursuant to repurchase agreements. The Fund will enter into repurchase agreements only with parties meeting creditworthiness standards as set forth in the Fund's repurchase agreement procedures.

Under such agreements, the other party agrees, upon entering into the contract with the Fund, to repurchase the security at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, although such return may be affected by currency fluctuations. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser.

In the case of a repurchase agreement, as a purchaser, the Fund will require all repurchase agreements to be fully collateralized at all times by cash or other liquid assets in an amount at least equal to the resale price. The seller is required to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with disposition of the collateral.

The Fund may participate in a joint repurchase agreement account with other investment companies managed by Prudential Investments LLC pursuant to an order of the Commission. On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. The Fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified item and price. See "Repurchase Agreements."

The Fund may enter into dollar rolls. In a dollar roll, the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sale price and the forward price for the future purchase (often referred to as the drop) as well as by the interest earned on the cash proceeds of the initial sale. The Fund will establish a segregated account in which it will maintain cash or other liquid assets, marked to market daily, having a value equal to its obligations in respect of dollar rolls.

Dollar rolls involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Cash proceeds from dollar rolls may be invested in cash or other liquid assets.

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SECURITIES LENDING. Consistent with applicable regulatory requirements, and unless otherwise noted, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans of the Fund do not exceed in the aggregate 33 1/3% of the value of the Fund's total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral (including a line of credit) that is equal to at least 100% of the market value, determined daily, of the loaned securities. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

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A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay receiving additional collateral or in recovery and in some cases loss of all rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of the Fund. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

SECURITIES OF SMALLER OR EMERGING GROWTH COMPANIES. Investment in smaller or emerging growth companies involves greater risk than is customarily associated with investments in more established companies. The securities of smaller or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

While smaller or emerging growth company issuers may offer greater opportunities for capital appreciation than large cap issuers, investments in smaller or emerging growth companies may involve greater risks and thus may be considered speculative. The Manager believes that properly selected companies of this type have the potential to increase their earnings or market valuation at a rate substantially in excess of the general growth of the economy. Full development of these companies and trends frequently takes time.

Certain small cap and emerging growth securities only trade in the OTC market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by the Fund of portfolio securities to meet redemptions or otherwise may require the Fund to make many small sales over a lengthy period of time, or to sell these securities at a discount from market prices or during periods when, in the Manager's judgment, such disposition is not desirable.

While the process of selection and continuous supervision by the Manager does not, of course, guarantee successful investment results, it does provide access to an asset class not available to the average individual due to the time and cost involved. Careful initial selection is particularly important in this area as many new enterprises have promise but lack certain of the fundamental factors necessary to prosper. Investing in small cap and emerging growth companies requires specialized research and analysis. In addition, many investors cannot invest sufficient assets in such companies to provide wide diversification.

Small companies are generally little known to most individual investors although some may be dominant in their respective industries. The Manager believes that relatively small companies will continue to have the opportunity to develop into significant business enterprises. The Fund may invest in securities of small issuers in the relatively early stages of business development that have a new technology, a unique or proprietary product or service, or a favorable market position. Such companies may not be counted upon to develop into major industrial companies, but Fund management believes that eventual recognition of their special value characteristics by the investment community can provide above-average long-term growth to the portfolio.

Equity securities of specific small cap issuers may present different opportunities for long-term capital appreciation during varying portions of economic or securities markets cycles, as well as during varying stages of their business development. The market valuation of small cap issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles. Smaller companies, due to the size and kinds of markets that they serve, may be less susceptible than large companies to intervention from the federal government by means of price controls, regulations or litigation.

SOVEREIGN DEBT. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

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TEMPORARY DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS. The Fund may temporarily invest without limit in money market instruments, including commercial paper of U.S. corporations, certificates of deposit, bankers' acceptances and other obligations of domestic banks, and obligations issued or guaranteed by the U.S. Government, its agencies or its instrumentalities, as part of a temporary defensive strategy.

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The Fund may invest in money market instruments to maintain appropriate liquidity to meet anticipated redemptions. Money market instruments typically have a maturity of one year or less as measured from the date of purchase. The Fund also may temporarily hold cash or invest in money market instruments pending investment of proceeds from new sales of Fund shares or during periods of portfolio restructuring.

U.S. GOVERNMENT SECURITIES. The Fund may invest in adjustable rate and fixed rate U.S. Government securities. U.S. Government securities are instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government guarantees do not extend to the yield or value of the securities or the Fund's shares. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.

U.S. Treasury securities include bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

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Securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of Government National Mortgage Association ("GNMA," or "Ginnie Mae"), the Farmers Home Administration, the Small Business Administration and securities guaranteed under FDIC's Temporary Liquidity Guarantee Program are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.

Fannie Mae (formally, the Federal National Mortgage Association) and Freddie Mac (formally, the Federal Home Loan Mortgage Corporation) are stockholder-owned companies chartered by Congress. Fannie Mae and Freddie Mac guarantee the securities they issue as to timely payment of principal and interest, but such guarantee is not backed by the full faith and credit of the United States. In September 2008, Fannie Mae and Freddie Mac were placed into conservatorship by their regulator, the Federal Housing Finance Agency. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. Although the U.S. Government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

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The Fund may invest in debt securities that are guaranteed under the FDIC's Temporary Liquidity Guarantee Program ("TLGP"). Under the TLGP, the FDIC guarantees, with the full faith and credit of the U.S. Government, the payment of principal and interest on senior unsecured debt issued by entities eligible to participate in the TLGP, which generally include FDIC-insured depository institutions, U.S. bank holding companies or financial holding companies and certain U.S. savings and loan holding companies. This guarantee presently extends through the earlier of the maturity date of the debt or June 30, 2012 (or December 31, 2012, depending on when the debt was originally issued). This guarantee does not extend to shares of the Fund itself.

The Fund may also invest in component parts of U.S. Government securities, namely either the corpus (principal) of such obligations or one or more of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of U.S. Government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. Government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. The Fund may also invest in custodial receipts held by a third party that are not U.S. Government securities.

WARRANTS AND RIGHTS. Warrants and rights are securities permitting, but not obligating, the warrant holder to subscribe for other securities. Buying a warrant does not make the Fund a shareholder of the underlying stock. The warrant holder has no right to dividends or votes on the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. The Fund may purchase or sell securities that it is entitled to receive on a when issued basis. The Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. These transactions involve the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. The Fund has not established any limit on the percentage of its assets that may be committed in connection with these transactions. When the Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Fund's purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

INVESTMENT RISKS AND CONSIDERATIONS: INTERNATIONAL EQUITY FUND

The investment policies and strategies identified below for the International Equity Fund are subject to the following limitations or restrictions:

  International Equity Fund may commit up to 33 1/3% of net assets to investment techniques such as dollar rolls, forward rolls and reverse repurchase agreements.

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ASSET-BACKED SECURITIES. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.

Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.

Asset-backed securities issued in the form of debt instruments include collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinated corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, and market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

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The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold and, thus, are not registered under state or federal securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify for transactions pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"). In addition to the normal risks associated with fixed income securities, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

BORROWING AND LEVERAGE. Unless noted otherwise, the Fund may borrow up to 33 1/3% of the value of its total assets (calculated at the time of the borrowing). The Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings. If the Fund borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage."

The Fund may borrow from time to time, at the Manager's discretion, to take advantage of investment opportunities, when yields on available investments exceed interest rates and other expenses of related borrowing, or when, in the Manager's opinion, unusual market conditions otherwise make it advantageous for the Fund to increase its investment capacity. The Fund will only borrow when there is an expectation that it will benefit the Fund after taking into account considerations such as interest income and possible losses upon liquidation. Borrowing by the Fund creates an opportunity for increased net income but, at the same time, creates risks, including the fact that leverage may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund. Unless otherwise stated, the Fund may borrow through forward rolls, dollar rolls or reverse repurchase agreements.

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CONVERTIBLE SECURITIES. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege.

The characteristics of convertible securities make them appropriate investments for an investment company seeking long-term growth of capital or capital appreciation and income. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed-income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.

In analyzing convertible securities, the Manager will consider both the yield on the convertible security relative to its credit quality and the potential capital appreciation that is offered by the underlying common stock, among other things.

Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by the Fund are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. As described below, the Fund is authorized to enter into foreign currency hedging transactions in which it may seek to reduce the effect of such fluctuations.

Apart from currency considerations, the value of convertible securities is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." To the extent interest rates change, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

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To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities' investment value.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

Synthetic convertible securities may be either (i) a debt security or preferred stock that may be convertible only under certain contingent circumstances or that may pay the holder a cash amount based on the value of shares of underlying common stock partly or wholly in lieu of a conversion right (a "Cash-Settled Convertible"), (ii) a combination of separate securities chosen by the Manager in order to create the economic characteristics of a convertible security, i.e., a fixed income security paired with a security with equity conversion features, such as an option or warrant (a "Manufactured Convertible") or (iii) a synthetic security manufactured by another party.

Synthetic convertible securities may include either Cash-Settled Convertibles or Manufactured Convertibles. Cash-Settled Convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured Convertibles are created by the Manager by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed income ("fixed income component") or a right to acquire equity securities ("convertibility component"). The fixed income component is achieved by investing in nonconvertible fixed income securities, such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call options, warrants, or other securities with equity conversion features ("equity features") granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.

A Manufactured Convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security having a unitary market value, a Manufactured Convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total "market value" of such a Manufactured Convertible is the sum of the values of its fixed-income component and its convertibility component.

More flexibility is possible in the creation of a Manufactured Convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the Manager may combine a fixed income instrument and an equity feature with respect to the stock of the issuer of the fixed income instrument to create a synthetic convertible security otherwise unavailable in the market. The Manager may also combine a fixed income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the Manager believes such a Manufactured Convertible would better promote the Fund's objective than alternate investments. For example, the Manager may combine an equity feature with respect to an issuer's stock with a fixed income security of a different issuer in the same industry to diversify the Fund's credit exposure, or with a U.S. Treasury instrument to create a Manufactured Convertible with a higher credit profile than a traditional convertible security issued by that issuer. A Manufactured Convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, "combined" to create a Manufactured Convertible. For example, the Fund may purchase a warrant for eventual inclusion in a Manufactured Convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.

The value of a Manufactured Convertible may respond differently to certain market fluctuations than would a traditional convertible security with similar characteristics. For example, in the event the Fund created a Manufactured Convertible by combining a short-term U.S. Treasury instrument and a call option on a stock, the Manufactured Convertible would likely outperform a traditional convertible of similar maturity that is convertible into that stock during periods when Treasury instruments outperform corporate fixed income securities and underperform during periods when corporate fixed-income securities outperform Treasury instruments.

DEBT SECURITIES. Debt securities, such as bonds, involve credit risk. This is the risk that the issuer will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the bonds. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in that issuer. Credit risk is reduced to the extent the Fund invests its assets in U.S. Government securities. All debt securities, however, are subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.

DEPOSITARY RECEIPTS. The Fund may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs") are receipts or shares typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts ("EDRs") are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts ("GDRs") are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs and ADSs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.

The Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted or exchanged.

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DERIVATIVES. The Fund may use instruments referred to as derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. The Fund may use derivatives for hedging purposes. The Fund may also use derivatives to seek to enhance returns. The use of a derivative is speculative if the Fund is primarily seeking to achieve gains, rather than offset the risk of other positions. When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost. No Fund may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

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A discussion of the risk factors relating to derivatives is set out in the sub-section entitled "Risk Factors Involving Derivatives."

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HEDGING. Hedging is a strategy in which a derivative or security is used to offset the risks associated with other Fund holdings. Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to hedge effectively its portfolio. There is also a risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or a related option.

There can be no assurance that the Fund's hedging strategies will be effective or that hedging transactions will be available to the Fund. The Fund is not required to engage in hedging transactions and the Fund may choose not to do so from time to time.

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SWAP AGREEMENTS. The Fund may enter into swap transactions, including but not limited to, equity, interest rate, index, credit default, total return and, to the extent that it may invest in foreign currency-denominated securities, currency exchange rate swap agreements. In addition, the Fund may enter into options on swap agreements (swap options). These swap transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap transactions are a type of derivative. Derivatives are further discussed in the sub-sections entitled "Derivatives" and "Risk Factors Involving Derivatives."

Swap agreements are two party contracts entered into primarily by institutional investors. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on or calculated with respect to particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index or other investments or instruments. Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of liquid assets.

To the extent that the Fund enters into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Fund's obligations, if any, with respect to such swaps, accrued on a daily basis. Inasmuch as segregated accounts are established for these hedging transactions, the Manager and the Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction. Since swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its rights to receive a return on its portfolio securities and its rights and obligations to receive and pay a return pursuant to swaps. The Fund will enter into swaps only with counterparties meeting certain creditworthiness standards (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines approved by the Fund's Board).

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Unless otherwise noted, the Fund's net obligations in respect of all swap agreements (i.e., the aggregate net amount owed by the Fund) is limited to 15% of its net assets.
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CREDIT DEFAULT SWAP AGREEMENTS AND SIMILAR INSTRUMENTS. The Fund may enter into credit default swap agreements and similar agreements, and may also buy credit-linked securities. The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by the Fund. The protection "buyer" in a credit default contract may be obligated to pay the protection "seller" an up front or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, the Fund generally receives an up front payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.

Credit default swaps and similar instruments involve greater risks than if the Fund had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risk. The Fund will enter into credit default swap agreements and similar instruments only with counterparties who are rated investment grade quality by at least one credit rating agency at the time of entering into such transaction or whose creditworthiness is believed by the Manager to be equivalent to such rating. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up front or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. When the Fund acts as a seller of a credit default swap or a similar instrument, it is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.

TOTAL RETURN SWAP AGREEMENTS. The Fund may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Total return swap agreements may effectively add leverage to the Fund's portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swap agreements entail the risk that a party will default on its payment obligations to the Fund thereunder. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of the Fund's obligations will be accrued on a daily basis, and the full amount of the Fund's obligations will be segregated by the Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the total return swap agreement.

Unless otherwise noted, the Fund's net obligations in respect of all swap agreements (i.e., the aggregate net amount owed by the Fund) is limited to 15% of its net assets.

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OPTIONS ON SECURITIES AND SECURITIES INDEXES.

TYPES OF OPTIONS. The Fund may engage in transactions in options on individual securities, baskets of securities or securities indices, or particular measurements of value or rate (an "index"), such as an index of the price of treasury securities or an index representative of short term interest rates. Such investments may be made on exchanges and in over-the-counter ("OTC") markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties' obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. See "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives."

CALL OPTIONS. The Fund may purchase call options on any of the types of securities or instruments in which it may invest. A call option gives the Fund the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. The Fund also may purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.

The Fund may only write (i.e., sell) covered call options on the securities or instruments in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which the Fund owns the underlying security or has an absolute and immediate right to acquire that security, without additional consideration (or for additional consideration held in a segregated account by its custodian), upon conversion or exchange of other securities currently held in its portfolio or with respect to which the Fund has established cover by segregating liquid instruments on its books. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund enters into a closing purchase transaction. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining. Also, with respect to call options written by the Fund that are covered only by segregated portfolio securities, the Fund is exposed to the risk of loss equal to the amount by which the price of the underlying securities rises above the exercise price.

PUT OPTIONS. The Fund may purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. By buying a put option, the Fund acquires a right to sell such underlying securities or instruments at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Fund also may purchase uncovered put options.

The Fund may write (i.e., sell) put options on the types of securities or instruments that may be held by the Fund, provided that such put options are covered, meaning that such options are secured by segregated, liquid instruments. The Fund will receive a premium for writing a put option, which increases the Fund's return.

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FUTURES. The Fund may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract the Fund is required to deposit collateral ("margin") equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.

The sale of a futures contract limits the Fund's risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract's expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

The purchase of a futures contract may protect the Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or the Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position.

The Fund is also authorized to purchase or sell call and put options on futures contracts including financial futures and stock indices in connection with its hedging activities. Generally, these strategies would be used under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund entered into futures transactions. The Fund may purchase put options or write (i.e., sell) call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, the Fund can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

The Fund may only write "covered" put and call options on futures contracts. The Fund will be considered "covered" with respect to a call option it writes on a futures contract if the Fund owns the assets that are deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates for the term of the option cash or other liquid assets equal to the fluctuating value of the optioned future. The Fund will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option, or if it segregates for the term of the option cash or other liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Fund with its futures custody manager or as otherwise permitted by applicable law with respect to such option). There is no limitation on the amount of the Fund's assets that can be segregated.

The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA") pursuant to Rule 4.5 under the CEA promulgated by the U.S. Commodity Futures Trading Commission ("CFTC"). The Fund is not, therefore, subject to registration or regulation as a "commodity pool operator" under the CEA and the Fund is operated so as not to be deemed to be a "commodity pool" under the regulations of the CFTC.

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FOREIGN EXCHANGE TRANSACTIONS. The Fund may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, "Currency Instruments") for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar or to seek to enhance returns. Such transactions could be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

As an illustration, the Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen-denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a "straddle"). By selling such a call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. "Straddles" of the type that may be used by the Fund are considered to constitute hedging transactions and are consistent with the policies described above. The Fund will not attempt to hedge all of its foreign portfolio positions.

FORWARD FOREIGN EXCHANGE TRANSACTIONS. Forward foreign exchange transactions are over-the-counter (OTC) contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. The Fund will enter into foreign exchange transactions for purposes of hedging either a specific transaction or a portfolio position, or to seek to enhance returns. The Fund may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Fund has received or anticipates receiving a dividend or distribution.

The Fund may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Fund is denominated or by purchasing a currency in which the Fund anticipates acquiring a portfolio position in the near future. The Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Forward foreign exchange transactions involve substantial currency risk, and also involve credit and liquidity risk.

CURRENCY FUTURES. The Fund may seek to enhance returns or hedge against the decline in the value of a currency against the U.S. dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. See the sub-section entitled "Futures." Currency futures involve substantial currency risk, and also involve leverage risk.

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CURRENCY OPTIONS. The Fund may seek to enhance returns or hedge against the decline in the value of a currency against the U.S. dollar through the use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Fund may engage in transactions in options on currencies either on exchanges or OTC markets. See "Types of Options" above and "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives" in this SAI. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.

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RISK FACTORS INVOLVING DERIVATIVES. Derivatives are volatile and involve significant risks, including:

Credit Risk - the risk that the counterparty on a derivative transaction will be unable to honor its financial obligation to the Fund.

Currency Risk - the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk - the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk - the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

The use of derivatives for hedging purposes involves correlation risk. If the value of the derivative moves more or less than the value of the hedged instruments, the Fund will experience a gain or loss that will not be completely offset by movements in the value of the hedged instruments.

The Fund intends to enter into transactions involving derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives." However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or the Fund will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a derivative without incurring substantial losses, if at all.

Certain transactions in derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose the Fund to potential losses, which exceed the amount originally invested by the Fund. When the Fund engages in such a transaction, the Fund will deposit in a segregated account at its custodian liquid securities or cash and cash equivalents with a value at least equal to the Fund's exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Securities and Exchange Commission (the "Commission" or "SEC"). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund's exposure to loss.

Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives

Certain derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The Fund will, therefore, acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Manager anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer's quotation may be used.

Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparty, the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The Fund will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in derivatives traded in OTC markets only with financial institutions that appear to have substantial capital or that have provided the Fund with a third-party guaranty or other credit enhancement.

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RISK FACTORS IN HEDGING FOREIGN CURRENCY RISKS. Hedging transactions involving Currency Instruments have substantial risks, including correlation risk. While the Fund's use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the Net Asset Value ("NAV") of the Fund's shares, the NAV of the Fund's shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Fund's hedging strategies will be ineffective. To the extent that the Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, the Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

In connection with its trading in forward foreign currency contracts, the Fund will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, the Fund will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Fund of any profit potential or force the Fund to cover its commitments for resale, if any, at the then market price and could result in a loss to the Fund.

It may not be possible for the Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available and it is not possible to engage in effective foreign currency hedging. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.

DISTRESSED SECURITIES. The Fund may invest in securities, including corporate loans purchased in the secondary market, which are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or are rated in the lower rating categories (Ca or lower by Moody's and CC or lower by S&P or Fitch) or which, if unrated, are in the judgment of the Manager of equivalent quality ("Distressed Securities"). Investing in Distressed Securities is speculative and involves significant risks. Distressed Securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment.

The Fund will generally make such investments only when the Manager believes it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities. However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which the Fund makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that the Fund will receive any interest payments on the Distressed Securities, the Fund will be subject to significant uncertainty as to whether or not the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Fund may be restricted from disposing of such securities.

FOREIGN INVESTMENTS. The Fund may invest in foreign equity and/or debt securities. Foreign debt securities include certain foreign bank obligations and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.

Foreign Market Risk. Foreign securities offer the potential for more diversification than if the Fund invests only in the United States because securities traded on foreign markets have often (though not always) performed differently from securities in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund's ability to purchase or sell foreign securities or transfer the Fund's assets or income back into the United States, or otherwise adversely affect the Fund's operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Currency Risk and Exchange Risk. Securities in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of the Fund's portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as "currency risk," means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less rigorously than the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company's securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company's financial condition.

Certain Risks of Holding Fund Assets Outside the United States. The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund's ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, thereby reducing the amount available for distribution to shareholders.

ILLIQUID OR RESTRICTED SECURITIES. The Fund may invest in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Fund's assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund's operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short term cash requirements or incurring capital losses on the sale of illiquid investments. The Fund may invest in securities that are not registered (restricted securities) under the Securities Act of 1933, as amended ("Securities Act").

Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund's investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information, which may restrict the Fund's ability to conduct portfolio transactions in such securities.
The Fund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. The Board has determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Board. The Board has adopted guidelines and delegated to the Manager the daily function of determining and monitoring liquidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for restricted securities sold and offered under Rule 144A will continue to develop, the Board will carefully monitor the Fund's investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

INVESTMENT IN OTHER INVESTMENT COMPANIES. The Fund may invest in other investment companies, including exchange traded funds. In accordance with the Investment Company Act of 1940 (the "1940 Act"), the Fund may invest up to 10% of its total assets in securities of other investment companies. In addition, under the 1940 Act, the Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund's total assets may be invested in securities of any single investment company. (These limits do not restrict a Feeder Fund from investing all of its assets in shares of its Master Portfolio.)

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Notwithstanding the limits discussed above, the Fund may invest in other investment companies without regard to the limits set forth above provided that the Fund complies with Rules 12d1-1, 12d1-2 and 12d1-3 promulgated by the SEC under the 1940 Act.

As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by the Fund in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies: such entities would ordinarily be organized to invest in issuers in certain countries where the Fund would be unable to invest directly due to foreign legal restrictions and/or adverse tax consequences.

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EXCHANGE-TRADED FUNDS. The Fund may invest in Exchange-Traded Funds ("ETFs"). ETFs, which may be unit investment trusts or mutual funds, typically hold portfolios of securities designed to track the performance of various broad securities indexes or sectors of such indexes. ETFs provide another means, in addition to futures and options on indexes, of including stock index exposure in the Fund's investment strategies. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such ETF.

INVESTMENT IN EMERGING MARKETS. The Fund may invest in the securities of issuers domiciled in various countries with emerging capital markets. Specifically, a country with an emerging capital market is any country that the International Bank for Reconstruction and Development ("World Bank"), the International Finance Corporation, the United Nations or its authorities has determined to have a low or middle income economy. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks not involved in investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets, (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments, (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments, (iv) national policies that may limit the Fund's investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests, and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Such capital markets are emerging in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that these capital markets will continue to present viable investment opportunities for the Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not recur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected markets.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and companies may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund's acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

RESTRICTIONS ON CERTAIN INVESTMENTS. A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil, have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. In accordance with the Investment Company Act of 1940, as amended ("1940 Act"), the Fund may invest up to 10% of its total assets in securities of other investment companies, not more than 5% of which may be invested in any one such company. In addition, under the 1940 Act, the Fund may not own more than 3% of the total outstanding voting stock of any investment company. These restrictions on investments in securities of investment companies may limit opportunities for the Fund to invest indirectly in certain developing countries. New shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values. If the Fund acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such other investment companies. See also "Investments in Other Investment Companies."

RISK OF INVESTMENTS IN RUSSIA. The Fund may invest a portion of its assets in securities issued by companies located in Russia. Because of the recent formation of the Russian securities markets as well as the underdeveloped state of Russia's banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company's share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for the Fund to lose its registration through fraud, negligence or mere oversight. While the Fund will endeavor to ensure that its interest continues to be appropriately recorded either by itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts are not legally enforceable and it is possible that a subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interest. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. While the Fund intends to invest directly in Russian companies that use an independent registrar, there can be no assurance that such investments will not result in a loss to the Fund.

RISKS OF INVESTING IN ASIA-PACIFIC COUNTRIES. In addition to the risks of foreign investing and the risks of investing in emerging markets, the developing market Asia-Pacific countries in which the Fund may invest are subject to certain additional or specific risks. There is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment discussed below, result in potentially fewer investment opportunities for the Fund and may have an adverse impact on the investment performance of the Fund.

Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a heavy role in regulating and supervising the economy. Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also present risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors.

The legal systems in certain developing market Asia-Pacific countries also may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging market Asia-Pacific countries. Similarly, the rights of investors in developing market Asia-Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.

Governments of many developing market Asia-Pacific countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing market Asia-Pacific countries, which could affect private sector companies and the Fund itself, as well as the value of securities in the Fund's portfolio. In addition, economic statistics of developing market Asia-Pacific countries may be less reliable than economic statistics of more developed nations.

In addition to the relative lack of publicly available information about developing market Asia-Pacific issuers and the possibility that such issuers may not be subject to the same accounting, auditing and financial reporting standards as U.S. companies, inflation accounting rules in some developing market Asia-Pacific countries require companies that keep accounting records in the local currency, for both tax and accounting purposes, to restate certain assets and liabilities on the company's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain developing market Asia-Pacific companies. Satisfactory custodial services for investment securities may not be available in some developing Asia-Pacific countries, which may result in the Fund incurring additional costs and delays in providing transportation and custody services for such securities outside such countries.

Certain developing Asia-Pacific countries, such as the Philippines, India and Turkey, are especially large debtors to commercial banks and foreign governments. Fund management may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular developing Asia-Pacific country. The Fund may invest in countries in which foreign investors, including management of the Fund, have had no or limited prior experience.

JUNK BONDS. Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that the Manager believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for the Fund. The major risks in junk bond investments include the following:

  Junk bonds are issued by less creditworthy issuers. These securities are vulnerable to adverse changes in the issuer's economic condition and to general economic conditions. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.
  The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer's ability to pay its debt obligations also may be lessened by specific issuer developments, or the unavailability of additional financing.
  Junk bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations.
  Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If an issuer redeems the junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.
  Prices of junk bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.
  Junk bonds may be less liquid than higher rated fixed income securities even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund's portfolio securities than in the case of securities trading in a more liquid market.
  The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

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MONEY MARKET INSTRUMENTS. The Fund may invest in money market instruments. Money market instruments include cash equivalents and short-term obligations of U.S. banks, certificates of deposit, short-term obligations issued or guaranteed by the U.S. Government or its agencies. Money market instruments also include bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and foreign branches, by foreign banking institutions, and by the World Bank and other multinational instrumentalities, as well as commercial paper and other short-term obligations of, and variable amount master demand notes, variable rate notes and funding agreements issued by, U.S. and foreign corporations.

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MORTGAGE-BACKED SECURITIES. Investing in mortgage-backed securities involves certain unique risks in addition to those generally associated with investing in fixed-income securities and in the real estate industry in general. These unique risks include the failure of a party to meet its commitments under the related operative documents, adverse interest rate changes and the effects of prepayments on mortgage cash flows. Mortgage-backed securities are "pass-through" securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Fund. The value of mortgage-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities differ from traditional fixed-income securities because of their potential for prepayment without penalty. The price paid by the Fund for its mortgage-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover, when the Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid.

Mortgage-backed securities can be collateralized by either fixed-rate mortgages or adjustable rate mortgages. Fixed-rate mortgage securities are collateralized by fixed-rate mortgages and tend to have high prepayment rates when the level of prevailing interest rates declines significantly below the interest rates on the mortgages. Thus, under those circumstances, the securities are generally less sensitive to interest rate movements than lower coupon fixed rate mortgages.

Generally, adjustable rate mortgage securities ("ARMs") have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMs will experience increased rates of prepayment of principal. However, the major difference between ARMs and fixed-rate mortgage securities ("FRMs") is that the interest rate and the rate of amortization of principal of ARMs can and do change in accordance with movements in a particular, pre-specified, published interest rate index. The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that is charged during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.

The underlying mortgages which collateralize the ARMs in which the Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

To the extent that the Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If the Fund buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Since long-term securities generally fluctuate more widely in response to changes in interest rates than shorter-term securities, maturity extension risk could increase the inherent volatility of the Fund. Under certain interest rate and prepayment scenarios, the Fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee.
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Most mortgage-backed securities are issued by federal government agencies such as the Government National Mortgage Association ("Ginnie Mae"), or by government sponsored enterprises such as Freddie Mac (formally, the Federal Home Loan Mortgage Corporation) or Fannie Mae (formally, the Federal National Mortgage Association). Principal and interest payments on mortgage-backed securities issued by the federal government and some federal government agencies, such as Ginnie Mae, are guaranteed by the federal government and backed by the full faith and credit of the United States. Mortgage-backed securities issued by other government agencies or government sponsored enterprises are backed only by the credit of the government agency or enterprise and are not backed by the full faith and credit of the United States. Private mortgage-backed securities are issued by private corporations rather than government agencies and are subject to credit risk and interest rate risk.

Fannie Mae and Freddie Mac are stockholder-owned companies chartered by Congress. Fannie Mae and Freddie Mac guarantee the securities they issue as to timely payment of principal and interest, but such guarantee is not backed by the full faith and credit of the United States. In September 2008, Fannie Mae and Freddie Mac were placed into conservatorship by their regulator, the Federal Housing Finance Agency. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. Although the U.S. Government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises ("GSEs") in the future.

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The July 2010 financial regulatory reforms passed by Congress contain two provisions related to secondary mortgage market reforms. The first requires the U.S. Treasury Secretary to submit a report to Congress by January 31, 2011, with recommendations for ending the conservatorships of Fannie Mae and Freddie Mac. The second is a "sense" or opinion of Congress that efforts to regulate the terms and practices related to residential mortgage credit are incomplete without enactment of meaningful structural reforms of Fannie Mae and Freddie Mac. This nonbinding "sense" of the Congress has no legal effect. The Fund cannot predict the prospects for the enactment, timing or content of legislative proposals regarding the future status of the government-sponsored enterprises.

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REAL ESTATE RELATED SECURITIES. Although the Fund may not invest directly in real estate, the Fund may invest in equity securities of issuers that are principally engaged in the real estate industry. Therefore, an investment by the Fund is subject to certain risks associated with the ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limitations on access to capital; overbuilding; risks associated with leverage; market illiquidity; extended vacancies of properties; increase in competition, property taxes, capital expenditures and operating expenses; changes in zoning laws or other governmental regulation; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; tenant bankruptcies or other credit problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents, including decreases in market rates for rents; investment in developments that are not completed or that are subject to delays in completion; and changes in interest rates. To the extent that assets underlying the Fund's investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent. In addition, to the extent the Fund invests in REITs, investments in REITs may result in layering of management fees paid by investors in the Fund.

Investments by the Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights. In addition, if the Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund's ability to retain its federal income tax status as a regulated investment company because of certain income source requirements applicable to regulated investment companies under the Internal Revenue Code, of 1986, as amended ("Code").

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In addition, investments in REITs may result in layering of management fees paid by investors in the Fund.

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REAL ESTATE INVESTMENT TRUSTS ("REITs"). Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the "Code") to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the 1940 Act. REITs are also subject to the risks of changes in the Code affecting their tax status.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investing in certain REITs involves risks similar to those associated with investing in small capitalization companies. These REITs may have limited financial resources, may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as these REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage. The Fund's investments in REITs may subject the Fund to duplicate management and/or advisory fees.

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REPURCHASE AGREEMENTS. The Fund may invest in securities pursuant to repurchase agreements. The Fund will enter into repurchase agreements only with parties meeting creditworthiness standards as set forth in the Fund's repurchase agreement procedures.

Under such agreements, the other party agrees, upon entering into the contract with the Fund, to repurchase the security at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, although such return may be affected by currency fluctuations. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser.

In the case of a repurchase agreement, as a purchaser, the Fund will require all repurchase agreements to be fully collateralized at all times by cash or other liquid assets in an amount at least equal to the resale price. The seller is required to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with disposition of the collateral.

The Fund may participate in a joint repurchase agreement account with other investment companies managed by Prudential Investments LLC pursuant to an order of the Commission. On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. The Fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified item and price. See "Repurchase Agreements."

The Fund may enter into dollar rolls. In a dollar roll, the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sale price and the forward price for the future purchase (often referred to as the drop) as well as by the interest earned on the cash proceeds of the initial sale. The Fund will establish a segregated account in which it will maintain cash or other liquid assets, marked to market daily, having a value equal to its obligations in respect of dollar rolls.

Dollar rolls involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Cash proceeds from dollar rolls may be invested in cash or other liquid assets.

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SECURITIES LENDING. Consistent with applicable regulatory requirements, and unless otherwise noted, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans of the Fund do not exceed in the aggregate 33 1/3% of the value of the Fund's total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral (including a line of credit) that is equal to at least 100% of the market value, determined daily, of the loaned securities. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

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A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay receiving additional collateral or in recovery and in some cases loss of all rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of the Fund. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

SECURITIES OF SMALLER OR EMERGING GROWTH COMPANIES. Investment in smaller or emerging growth companies involves greater risk than is customarily associated with investments in more established companies. The securities of smaller or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

While smaller or emerging growth company issuers may offer greater opportunities for capital appreciation than large cap issuers, investments in smaller or emerging growth companies may involve greater risks and thus may be considered speculative. The Manager believes that properly selected companies of this type have the potential to increase their earnings or market valuation at a rate substantially in excess of the general growth of the economy. Full development of these companies and trends frequently takes time.

Certain small cap and emerging growth securities only trade in the OTC market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by the Fund of portfolio securities to meet redemptions or otherwise may require the Fund to make many small sales over a lengthy period of time, or to sell these securities at a discount from market prices or during periods when, in the Manager's judgment, such disposition is not desirable.

While the process of selection and continuous supervision by the Manager does not, of course, guarantee successful investment results, it does provide access to an asset class not available to the average individual due to the time and cost involved. Careful initial selection is particularly important in this area as many new enterprises have promise but lack certain of the fundamental factors necessary to prosper. Investing in small cap and emerging growth companies requires specialized research and analysis. In addition, many investors cannot invest sufficient assets in such companies to provide wide diversification.

Small companies are generally little known to most individual investors although some may be dominant in their respective industries. The Manager believes that relatively small companies will continue to have the opportunity to develop into significant business enterprises. The Fund may invest in securities of small issuers in the relatively early stages of business development that have a new technology, a unique or proprietary product or service, or a favorable market position. Such companies may not be counted upon to develop into major industrial companies, but Fund management believes that eventual recognition of their special value characteristics by the investment community can provide above-average long-term growth to the portfolio.

Equity securities of specific small cap issuers may present different opportunities for long-term capital appreciation during varying portions of economic or securities markets cycles, as well as during varying stages of their business development. The market valuation of small cap issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles. Smaller companies, due to the size and kinds of markets that they serve, may be less susceptible than large companies to intervention from the federal government by means of price controls, regulations or litigation.

SHORT SALES AND SHORT SALES AGAINST-THE-BOX. The Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. When the Fund makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities. The Fund may not be able to limit any losses resulting from share price volatility if the security indefinitely continues to increase in value at such specified time.

The Fund secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to the uncovered short positions, (1) the Fund is required to deposit similar collateral with its custodian or otherwise segregate collateral on its records, to the extent that the value of the collateral in the aggregate is at all times equal to at least 100% of the current market value of the security sold short and will not be less than the market value of the security, or (2) the Fund must otherwise cover its short position. Depending on arrangements made with the broker-dealer from which the Fund borrowed the security, regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. As a result, if the Fund makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities they do not own. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at a desired price. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

The Fund may also make short sales against-the-box. A short sale against-the-box is a short sale in which the Fund owns an equal amount of the securities sold short, or securities convertible or exchangeable for, with or without payment of any further consideration, such securities. However, if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration must be segregated on the Fund's records or with its Custodian.

SOVEREIGN DEBT. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.
STANDBY COMMITMENT AGREEMENTS. A Fund may enter into standby commitment agreements. These agreements commit a Fund, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to that Fund at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Fund will enter into such agreements for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to the Fund. A Fund will limit its investment in such commitments so that the aggregate purchase price of securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale that affect their marketability, will not exceed 15% of its net assets taken at the time of the commitment. A Fund segregates liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment. There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from any appreciation in the value of the security during the commitment period. The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security thereafter will be reflected in the calculation of a Fund's NAV. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

SUPRANATIONAL ENTITIES. The Fund may invest in debt securities of supranational entities. Examples include the World Bank, the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The government members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.

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TEMPORARY DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS. The Fund may temporarily invest without limit in money market instruments, including commercial paper of U.S. corporations, certificates of deposit, bankers' acceptances and other obligations of domestic banks, and obligations issued or guaranteed by the U.S. Government, its agencies or its instrumentalities, as part of a temporary defensive strategy.

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The Fund may invest in money market instruments to maintain appropriate liquidity to meet anticipated redemptions. Money market instruments typically have a maturity of one year or less as measured from the date of purchase. The Fund also may temporarily hold cash or invest in money market instruments pending investment of proceeds from new sales of Fund shares or during periods of portfolio restructuring.

U.S. GOVERNMENT SECURITIES. The Fund may invest in adjustable rate and fixed rate U.S. Government securities. U.S. Government securities are instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government guarantees do not extend to the yield or value of the securities or the Fund's shares. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.

U.S. Treasury securities include bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

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Securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of Government National Mortgage Association ("GNMA," or "Ginnie Mae"), the Farmers Home Administration, the Small Business Administration and securities guaranteed under FDIC's Temporary Liquidity Guarantee Program are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.

Fannie Mae (formally, the Federal National Mortgage Association) and Freddie Mac (formally, the Federal Home Loan Mortgage Corporation) are stockholder-owned companies chartered by Congress. Fannie Mae and Freddie Mac guarantee the securities they issue as to timely payment of principal and interest, but such guarantee is not backed by the full faith and credit of the United States. In September 2008, Fannie Mae and Freddie Mac were placed into conservatorship by their regulator, the Federal Housing Finance Agency. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. Although the U.S. Government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

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The Fund may invest in debt securities that are guaranteed under the FDIC's Temporary Liquidity Guarantee Program ("TLGP"). Under the TLGP, the FDIC guarantees, with the full faith and credit of the U.S. Government, the payment of principal and interest on senior unsecured debt issued by entities eligible to participate in the TLGP, which generally include FDIC-insured depository institutions, U.S. bank holding companies or financial holding companies and certain U.S. savings and loan holding companies. This guarantee presently extends through the earlier of the maturity date of the debt or June 30, 2012 (or December 31, 2012, depending on when the debt was originally issued). This guarantee does not extend to shares of the Fund itself.

The Fund may also invest in component parts of U.S. Government securities, namely either the corpus (principal) of such obligations or one or more of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of U.S. Government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. Government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. The Fund may also invest in custodial receipts held by a third party that are not U.S. Government securities.

WARRANTS AND RIGHTS. Warrants and rights are securities permitting, but not obligating, the warrant holder to subscribe for other securities. Buying a warrant does not make the Fund a shareholder of the underlying stock. The warrant holder has no right to dividends or votes on the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. The Fund may purchase or sell securities that it is entitled to receive on a when issued basis. The Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. These transactions involve the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. The Fund has not established any limit on the percentage of its assets that may be committed in connection with these transactions. When the Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Fund's purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

INVESTMENT RESTRICTIONS

The following restrictions are fundamental policies. Fundamental policies are those that cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this SAI, means the lesser of (1) 67% or more of the voting shares of the Fund represented at a meeting at which more than 50% of the outstanding voting shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund.

Each Fund may not:

(1) Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Fund may be permitted to do so by exemptive order, Commission release, no-action letter or similar relief or interpretations (collectively, the "1940 Act Laws, Interpretations and Exemptions"). For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

(2) International Equity Fund and the International Value Fund may not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act Laws, Interpretations and Exemptions.

(3) Purchase any security if as a result 25% or more of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except (i) for temporary defensive purposes, and (ii) for securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and (iii) only for Emerging Markets Debt Local Currency Fund, for securities issued by foreign supranational entities are not considered to be securities of issuers in a single industry for purposes of this policy.

(4) Buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (a) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (b) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

(5) Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to the securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

(6) Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

For the purposes of Investment Restriction 1, the 1940 Act Laws, Interpretations and Exemptions permit the Funds to borrow or pledge up to 33 1/3% of the value of its total assets.

The Funds may make loans, including loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with each Fund's investment objective.
Whenever any fundamental investment policy or investment restriction states a maximum percentage of each Fund's assets, it is intended that, if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total asset values will not be considered a violation of such policy. However, if a Fund's asset coverage for borrowings permitted by Investment Restriction 1 falls below 300%, or a Fund holds more than 15% of its net assets in illiquid securities, the Fund will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.

For purposes of Investment Restriction 2, International Equity Fund and International Value Fund will currently not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund's total assets, (a) more than 5% of the Fund's total assets (determined at the time of investment) would be invested in securities of a single issuer and (b) the Fund would own more than 10% of the outstanding voting securities of any single issuer.

Although not fundamental, International Equity and International Value Funds have the following investment restrictions.

Each Fund may not invest in securities of other investment companies, except as permitted under the 1940 Act and the rules thereunder, as amended from time to time, or by any exemptive relief granted by the Commission.

International Value Fund and the International Equity Fund may not make investments for the purpose of exercising control or management.

In addition, notwithstanding anything to the contrary, International Equity Fund may not:

Acquire securities of other investment companies or registered unit investment trusts in reliance on subparagraph (F) or (G) of Section 12 (d)(1) of the 1940 Act so long as it is a fund in which one or more of the Prudential Asset Allocation Funds (which are series of The Prudential Investment Portfolios, Inc., Registration Nos. 33-61997, 811-7343) may invest.

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

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Independent Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (58) Board Member Portfolios Overseen: 60

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (58) Board Member Portfolios Overseen: 60

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (since May 2003); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009); formerly Director of Dynegy Inc. (power generation) (September 2002-May 2006).

Michael S. Hyland, CFA (65) Board Member Portfolios Overseen: 60

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

None.
Douglas H. McCorkindale (71) Board Member Portfolios Overseen: 60

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (68) Board Member Portfolios Overseen: 60	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (67) Board Member & Independent Chair Portfolios Overseen: 60

Retired Mutual Fund Senior Executive (43 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.

None.
Robin B. Smith (71) Board Member Portfolios Overseen: 60

Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (67) Board Member Portfolios Overseen: 60

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.
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Note to Independent Board Member Biography Table:
Peter Bynoe, spouse of Independent Board Member Linda Bynoe, is a partner in the law firm of DLA Piper. DLA Piper serves as Maryland counsel to the Fund, and DLA Piper has also been retained by various Prudential entities (other than Prudential Investments LLC) to provide legal counsel on matters unrelated to the Fund. Mr. Bynoe has not personally provided legal services to the Fund or Prudential, and it is not expected that he will do so in the future.

During each of the two most recently completed calendar years, the amounts paid by the Fund to DLA Piper did not exceed $120,000. During each of the two most recently completed calendar years, the amounts paid by Prudential entities to DLA Piper, in the aggregate, totaled approximately $2.8 million and $2.7 million during 2010 and 2009, respectively.

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Interested Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Judy A. Rice (63) Board Member & President Portfolios Overseen: 60

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; Member of the Board of Directors of Jennison Associates LLC (since November 2010); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.
Scott E. Benjamin (37) Board Member & Vice President Portfolios Overseen: 60

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

None.
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(1) The year that each Board Member joined the Funds' Board is as follows:
Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Michael S. Hyland, 2008; Douglas H. McCorkndale, 2003; Stephen P. Munn, 2008; Richard A. Redeker, 2003; Robin B. Smith, 1996; Stephen G. Stoneburn, 1996; Judy A. Rice, Board Member since 2000 and President since 2003; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

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Fund Officers (a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (58) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (53) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (52) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (36) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (39) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (48) Assistant Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS.

Timothy J. Knierim (52) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (52) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (48) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).
Richard W. Kinville (42) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial's Internal Audit Department and Manager in AXA's Anti-Money Laundering Office (January 1999- January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

Grace C. Torres (51) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (47) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (52) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
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(a) Excludes Ms. Rice and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

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(1) The year that each individual became an officer of the Fund is as follows:
Kathryn L. Quirk, 2005; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Richard W. Kinville, 2011; Grace C. Torres, 1995; Sadiq Peshimam, 2006; Peter Parrella, 2007.

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Explanatory Notes to Tables:

  Board Members are deemed to be "Interested," as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.
  Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
  There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.
  "Other Directorships Held" includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (that is, "public companies") or other investment companies registered under the 1940 Act.
  "Portfolios Overseen" includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, The Prudential Series Fund, Prudential's Gibraltar Fund, Inc. and the Advanced Series Trust.
Compensation of Board Members and Officers. Pursuant to a Management Agreement with each Fund, the Manager pays all compensation of Officers and employees of the Fund as well as the fees and expenses of all Interested Board Members.

Each Fund pays each of its Independent Board Members annual compensation in addition to certain out-of-pocket expenses. Independent Board Members who serve on Board Committees may receive additional compensation. The amount of annual compensation paid to each Independent Board Member may change as a result of the introduction of additional funds on whose Boards the Board Member may be asked to serve.

Independent Board Members may defer receipt of their fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, a Fund accrues deferred Board Members' fees daily which, in turn, accrue interest at a rate equivalent to the prevailing rate of 90-day U.S. Treasury Bills at the beginning of each calendar quarter or at the daily rate of return of any Prudential Investments mutual fund chosen by the Board Member. Payment of the interest so accrued is also deferred and becomes payable at the option of the Board Member. A Fund's obligation to make payments of deferred Board Members' fees, together with interest thereon, is a general obligation of the Fund. No Fund has a retirement or pension plan for its Board Members.

The following table sets forth the aggregate compensation paid by the Fund for the most recently completed fiscal year to the Independent Board Members for service on the Fund Board, and the Board of any other investment company in the Fund Complex for the most recently completed calendar year. Board Members and officers who are "interested persons" of the Fund (as defined in the 1940 Act) do not receive compensation from PI-managed funds and therefore are not shown in the following table.

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Because Prudential Emerging Markets Debt Local Currency Fund is new, there is no Director compensation information available with respect to the Fund at present. The information provided below relates to the other series of World Fund.

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Compensation Received by Independent Board Members
Name***	Aggregate Fiscal Year Compensation from Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex for Most Recent Calendar Year
Kevin J. Bannon	$4,807	None	None	$179,000(34/57)*
Linda W. Bynoe**	$4,840	None	None	$184,000(34/57)*
David E.A. Carson (1)	$907	None	None	$185,000(34/57)*
Michael S. Hyland	$4,773	None	None	$177,000(34/57)*
Robert E. La Blanc (1)	$887	None	None	$184,000(34/57)*
Douglas H. McCorkindale**	$4,786	None	None	$183,000(34/57)*
Stephen P. Munn	$4,927	None	None	$179,000(34/57)*
Richard A. Redeker	$4,926	None	None	$184,000(34/57)*
Robin B. Smith**	$5,260	None	None	$203,000(34/57)*
Stephen G. Stoneburn**	$4,820	None	None	$178,000(34/57)*

(1) Messrs. Carson and La Blanc retired from the Board effective December 31, 2009.

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Explanatory Notes to Board Member Compensation Table
*Number of funds and portfolios represent those in existence as of December 31, 2010, and excludes funds that have merged or liquidated during the year.
**Under the Fund's deferred fee agreement, certain Board Members have elected to defer all or part of their total compensation. The total amount of deferred compensation accrued during the calendar year ended December 31, 2010, including investment results during the year on cumulative deferred fees, amounted to $55,592, $418,915, $817,171 and $320,353 for Ms. Bynoe, Mr. McCorkindale, Ms. Smith, and Mr. Stoneburn, respectively.

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Board Committees. The Board has established three standing committees in connection with governance of the Fund—Audit, Nominating and Governance, and Investment. Information on the membership of each standing committee and its functions is set forth below.

Audit Committee:
The Audit Committee consists of Mr. Munn (Chair), Mr. Bannon, Mr. McCorkindale, Ms. Smith and Mr. Redeker (ex-officio). The Board has determined that each member of the Audit Committee is not an "interested person" as defined in the 1940 Act. The responsibilities of the Audit Committee are to assist the Board in overseeing the Fund's independent registered public accounting firm, accounting policies and procedures and other areas relating to the Fund's auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to the Fund. The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the independent registered public accounting firm to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Fund, provided that the engagement of the independent registered public accounting firm relates directly to the operation and financial reporting of the Fund. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm's responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). The number of Audit Committee meetings held during the Fund's most recently completed fiscal year is set forth in the table below.

Nominating and Governance Committee:
The Nominating and Governance Committee of the Board is responsible for nominating Board Members and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The members of the Nominating and Governance Committee are Mr. Hyland (Chair), Ms. Bynoe, Mr. Stoneburn, and Mr. Redeker (ex-officio). The Board has determined that each member of the Nominating and Governance Committee is not an "interested person" as defined in the 1940 Act. The number of Nominating and Governance Committee meetings held during the Fund's most recently completed fiscal year is set forth in the table below. The Nominating and Governance Committee Charter is available on the Fund's website.

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Prudential and Target Investment Committees:
In September 2005, the Board of each Fund in the Prudential retail mutual funds complex formed joint committees to review the performance of each Fund in the fund complex. The Prudential Investment Committee reviews the performance of each Fund whose subadvisers are affiliates of the Manager, while the Target Investment Committee reviews the performance of funds whose subadvisers are not affiliates of the Manager. Each Committee meets at least four times per year and reports the results of its review to the full Board of each Fund at each regularly scheduled Board meeting. Every Independent Board Member sits on one of the two Committees.

The Prudential Investment Committee consists of Mr. Bannon (Chair), Mr. McCorkindale, Mr. Munn, Ms. Smith and Ms. Rice. The Target Investment Committee consists of Mr. Stoneburn (chair), Ms. Bynoe, Mr. Hyland, Mr. Redeker and Mr. Benjamin. The number of Prudential and Target Investment Committee meetings, as applicable, held during the Fund's most recently completed fiscal year is set forth in the table below.

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Board Committee Meetings (for most recently completed fiscal year)
	Audit Committee	Nominating & Governance Committee	Prudential Investment Committee
	4	4	4

Leadership Structure and Qualifications of Board of Directors. The Board is responsible for oversight of the Fund. The Fund has engaged the Manager to manage the Fund on a day-to-day basis. The Board oversees the Manager and certain other principal service providers in the operations of the Fund. The Board is currently composed of ten members, eight of whom are Independent Directors. The Board meets in-person at regularly scheduled meetings four times throughout the year. In addition, the Board Members may meet in-person or by telephone at special meetings or on an informal basis at other times. As described above, the Board has established three standing committees - Audit, Nominating and Governance, and Investment - and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Directors have also engaged independent legal counsel to assist them in fulfilling their responsibilities.

The Board is chaired by an Independent Board Member. As Chair, this Independent Board Member leads the Board in its activities. Also, the Chair acts as a member or as an ex-officio member of each standing committee and any ad hoc committee of the Board of Directors. The Directors have determined that the Board's leadership and committee structure is appropriate because the Board believes it sets the proper tone to the relationships between the Fund, on the one hand, and the Manager, the subadviser(s) and certain other principal service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, the structure efficiently allocates responsibility among committees.

The Board has concluded that, based on each Board Member's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Board Members, each Board Member should serve as a Board Member. Among other attributes common to all Board Members are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the various service providers to the Fund, and to exercise reasonable business judgment in the performance of their duties as Board Members. In addition, the Board has taken into account the actual service and commitment of the Board members during their tenure in concluding that each should continue to serve. A Board Member's ability to perform his or her duties effectively may have been attained through a Board Member's educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board Member of the Fund, other funds in the Fund Complex, public companies, or non-profit entities or other organizations; or other experiences. Set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Board Member that led the Board to conclude that he or she should serve as a Board Member.

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Ms. Smith and Messrs. McCorkindale, Redeker, and Stoneburn have each served as a Board Member of mutual funds in the Fund Complex for more than 14 years, including as members and/or Chairs of various Board committees. In addition, Ms. Smith and Mr. McCorkindale each has more than 35 years and Mr. Stoneburn has more than 30 years of experience as senior executive officers of operating companies and/or as directors of public companies. Mr. Redeker has 43 years of experience as a senior executive in the mutual fund industry. Ms. Bynoe has been a Board Member of the Fund and other funds in the Fund Complex since 2005, having served on the boards of other mutual fund complexes since 1993. She has worked in the financial services industry over 11 years, has approximately 20 years experience as a management consultant and serves as a Director of financial services and other complex global corporations. Mr. Munn joined the Board of the Fund and other funds in the Fund Complex in 2008. He previously served as a Board Member of funds managed by PI or its affiliates from 1991 until 2003. In addition, he is the lead director and was the Chairman of an operating business for 14 years. Messrs. Bannon and Hyland joined the Board of the Fund and other funds in the Fund Complex in 2008. Each has held senior executive positions in the financial services industry, including serving as senior executives of asset management firms, for over 17 years. Ms. Rice, who has served as an Interested Director and President of the Fund and the other funds in the Fund Complex since 2003, is President, Chief Operating Officer and Officer-in-Charge of PI and several of its affiliates that provide services to the Fund. Mr. Benjamin, an Interested Director of the Fund and other funds in the Fund Complex since 2010, has served as a Vice President of the Fund and other funds in the Fund Complex since 2009 and has held senior positions in PI since 2003.

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Specific details about each Board Member's professional experience appear in the professional biography tables, above.

Risk Oversight. Investing in general and the operation of a mutual fund involve a variety of risks, such as investment risk, compliance risk, and operational risk, among others. The Board oversees risk as part of its oversight of the Fund. Risk oversight is addressed as part of various regular Board and committee activities. The Board, directly or through its committees, reviews reports from among others, the Manager, sub-advisers, the Fund's Chief Compliance Officer, the Fund's independent registered public accounting firm, counsel, and internal auditors of the Manager or its affiliates, as appropriate, regarding risks faced by the Fund and the risk management programs of the Manager and certain service providers. The actual day-to-day risk management with respect to the Fund resides with the Manager and other service providers to the Fund. Although the risk management policies of the Manager and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Fund or the Manager, its affiliates or other service providers.

Selection of Board Member Nominees. The Nominating and Governance Committee is responsible for considering nominees for Board Members at such times as it considers electing new members to the Board. The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Board Members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the 1940 Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable Commission rules. The Nominating and Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.

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A shareholder who wishes to recommend a board member for nomination should submit his or her recommendation in writing to the Chair of the Board (Richard Redeker) or the Chair of the Nominating and Governance Committee (Michael Hyland), in either case in care of the specified Fund(s), at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077. At a minimum, the recommendation should include: the name, address and business, educational and/or other pertinent background of the person being recommended; a statement concerning whether the person is an "interested person" as defined in the 1940 Act; any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held. The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.

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Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Fund's Manager) would be deemed an "interested person" under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Fund's outside legal counsel may cause a person to be deemed an "interested person." Before the Nominating and Governance Committee decides to nominate an individual to the Board, Committee members and other Board Members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under Commission and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.

Share Ownership. Information relating to each Board Member's Fund share ownership and in all registered funds in the PI-advised funds that are overseen by the respective Board Member as of the most recently completed calendar year is set forth in the chart below.

Because the Prudential Emerging Markets Debt Local Currency Fund is new, there is no information available with respect to the Fund at present. The information provided below relates to the other series of World Fund.

Independent Board Member Share Ownership
Name	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Board Member in Fund Complex
Kevin J. Bannon International Value	$10,001-$50,000	Over $100,000
Linda W. Bynoe	None	Over $100,000
Michael S. Hyland International Value	$1-$10,000	Over $100,000
Douglas H. McCorkindale International Equity	Over $100,000	Over $100,000
Stephen P. Munn	None	Over $100,000
Richard A. Redeker	None	Over $100,000
Robin B. Smith	None	Over $100,000
Stephen G. Stoneburn International Equity	Over $100,000	Over $100,000
Interested Board Member Share Ownership
Judy A. Rice International Equity	$10,001-$50,000	Over $100,000
Scott E. Benjamin International Equity	$10,001-$50,000	Over $100,000

None of the Independent Board Members, or any member of his/her immediate family, owned beneficially or of record any securities in an investment adviser or principal underwriter of the Fund(s) or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund(s) as of the most recently completed calendar year.

Shareholder Communications with Board Members. Shareholders can communicate directly with Board Members by writing to the Chair of the Board, c/o the Fund, Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077. Shareholders can communicate directly with an individual Board Member by writing to that Board Member, c/o the Fund, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. Such communications to the Board or individual Board Members are not screened before being delivered to the addressee.

MANAGEMENT & ADVISORY ARRANGEMENTS

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Manager. The Manager of the Fund is Prudential Investments LLC ("PI" or the "Manager"), Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077. PI serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential Investments mutual funds. See the Prospectus for more information about PI. As of February 28, 2011, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $156.6 billion.

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PI is a wholly-owned subsidiary of PIFM Holdco LLC, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company LLC, which is a wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential"). Prudential Mutual Fund Services LLC ("PMFS" or the "Transfer Agent"), an affiliate of PI, serves as the transfer agent and dividend distribution agent for the Prudential Investments mutual funds and, in addition, provides customer service, record keeping and management and administrative services to qualified plans.

Pursuant to a Management Agreement with the Fund (the "Management Agreement"), PI, subject to the supervision of the Fund's Board and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PI is obligated to keep certain books and records of each Fund. PI is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of each Fund. PI will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements. PI will review the performance of the investment subadviser(s) and make recommendations to the Board with respect to the retention of investment subadvisers and the renewal of contracts. PI also administers the Fund's corporate affairs and, in connection therewith, furnishes each Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund's custodian (the "Custodian") and PMFS. The management services of PI to the Fund are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.

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PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. Fee waivers and subsidies will increase the Fund's total return. These voluntary waivers may be terminated at any time without notice. To the extent that PI agrees to waive its fee or subsidize the Fund's expenses, it may enter into a relationship agreement with the Subadviser to share the economic impact of the fee waiver or expense subsidy.

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In connection with its management of the corporate affairs of the Fund, PI bears the following expenses:
  the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Independent Board Members;
  all expenses incurred by the Manager or a Fund in connection with managing the ordinary course of a Fund's business, other than those assumed by a Fund as described below; and
  the fees, costs and expenses payable to any investment subadviser(s) pursuant to a Subadvisory Agreement(s) between PI and such investment subadviser(s).

Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses:

  the fees and expenses incurred by the Fund in connection with the management of the investment and reinvestment of the Fund's assets payable to the Manager;
  the fees and expenses of Independent Board Members;
  the fees and certain expenses of the Custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares;
  the charges and expenses of the Fund's legal counsel and independent auditors;
  brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities (and futures, if applicable) transactions;
  all taxes and corporate fees payable by the Fund to governmental agencies;
  the fees of any trade associations of which the Fund may be a member;
  the cost of share certificates representing, and/or non-negotiable share deposit receipts evidencing, shares of the Fund;
  the cost of fidelity, directors and officers and errors and omissions insurance;
  the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission and paying notice filing fees under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes;
  allocable communications expenses with respect to investor services and all expenses of shareholders' and Board meetings and of preparing, printing and mailing reports and notices to shareholders; and
  litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and distribution and service (12b-1) fees.

The Management Agreement provides that PI will not be liable for any error of judgment by PI or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either PI or the Fund by the Board or vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) upon not more than 60 days', nor less than 30 days', written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

Fees payable under the Management Agreement are computed daily and paid monthly. The table below sets forth the applicable fee rate and the management fees received by PI from the Fund for the indicated fiscal years.

Management Fees Paid by Prudential Emerging Markets Debt Local Currency Fund
Fee Rate	2010	2009	2008
0.80%	N/A	N/A	N/A

Management Fees Paid by Prudential International Value Fund
Fee Rate	2010	2009	2008
1.00% to $300 million; 0.95% on next $700 million; 0.90% on $1 billion and above	$1,937,242	$1,656,836	$2,822,995

Management Fees Paid by Prudential International Equity Fund
Fee Rate	2010	2009	2008
0.85% to $300 million; 0.75% on next $1.2 billion; 0.70% over $1.5 billion	$3,803,410	$3,992,165	$7,028,532

Subadviser(s). PI has entered into a Subadvisory Agreement with the Fund(s) investment subadviser (Subadviser(s)). The Subadvisory Agreement(s) provides that the Subadviser(s) will furnish investment advisory services in connection with the management of each Fund. In connection therewith, the Subadviser(s) is obligated to keep certain books and records of the Fund. Under the Subadvisory Agreement(s), the Subadviser(s), subject to the supervision of PI, is responsible for managing the assets of a Fund in accordance with the Fund's investment objectives, investment program and policies. The Subadviser(s) determines what securities and other instruments are purchased and sold for the Fund and is responsible for obtaining and evaluating financial data relevant to the Fund. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the Subadviser's performance of such services.

As discussed in the Prospectus, PI employs the Subadviser(s) under a "manager of managers" structure that allows PI to replace the Subadviser(s) or amend a Subadvisory Agreement(s) without seeking shareholder approval. The Subadvisory Agreement(s) provide that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadvisory Agreement(s) may be terminated by a Fund, PI, or the Subadviser(s) upon not more than 60 days nor less than 30 days written notice. The Subadvisory Agreement provides that it will continue in effect for a period of not more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.
The tables below sets forth the applicable fee rate(s) and the subadvisory fees received by the Subadviser(s) from PI for the indicated fiscal years. Subadvisory fees are based on the average daily net assets of the Fund, calculated and paid on a monthly basis, at the fee rate as set forth in the Subadvisory Agreement. Subadvisory fees are deducted out of the management fee paid by the Fund.

Subadvisory Fees Paid by PI: Prudential Emerging Markets Debt Local Currency Fund
Subadviser	Fee Rate	2010	2009	2008
Prudential Investment Management, Inc.	0.45% to $200 million; 0.40% over $200 million	N/A	N/A	N/A

Subadvisory Fees Paid by PI: Prudential International Value Fund
Subadviser	Fee Rate	2010	2009	2008
LSV Asset Management	0.45% to $150 million: 0.425% next $150 million; 0.40% next $150 million; 0.375% next $300 million; 0.35% over $750 million	$391,265	$282,790	$495,145
Thornburg Inv. Management, Inc.	0.35% to $100 million; 0.30% over $100 million	$273,631	$290,784	$466,588

Subadvisory Fees Paid by PI: Prudential International Equity Fund
Subadviser	Fee Rate	2010	2009	2008
Quantitative Management Associates LLC	0.425% to $300 million; 0.375% on next $1.2 billion; 0.35% over $1.5 billion	$1,901,705	$1,996,084	$3,514,266

For purposes of calculating the subadvisory fee payable to LSV, the assets managed by LSV in the Prudential International Value Fund of Prudential World Fund, Inc. will be aggregated with the assets managed by LSV in: (i) the AST International Value Portfolio of Advanced Series Trust; (ii) the AST Advanced Strategies Portfolio of Advanced Series Trust; (iii) the SP International Value Portfolio of The Prudential Series Fund; (iv) the Global Portfolio of The Prudential Series Fund; (v) the International Equity Portfolio of The Target Portfolio Trust; (vi) the Target Moderate Allocation Fund of Target Asset Allocation Funds; (vii) the Target Growth Allocation Fund of Target Asset Allocation Funds; and (viii) any other portfolio subadvised by LSV on behalf of PI or one of its affiliates pursuant to substantially the same investment strategy.

For purposes of calculating the subadvisory fee payable to Thornburg Investment Management, Inc., the assets managed by Thornburg in the Prudential International Value Fund of Prudential World Fund, Inc. will be aggregated with the assets in the following portfolios or funds:
--Advanced Series Trust--AST International Value Portfolio
--The Prudential Series Fund--SP International Value Portfolio
--Target Asset Allocation Funds--Target Moderate Allocation Fund and Target Growth Allocation Fund (international value sleeves)
--The Target Portfolio Trust--International Equity Portfolio

Additional Information About the Portfolio Managers -- Other Accounts and Ownership of Fund Securities. The following tables set forth information about the indicated Fund(s) and accounts other than the Fund(s) for which the Fund(s') portfolio managers are primarily responsible for the day-to-day portfolio management as of the Fund(s') most recently completed fiscal year. The tables show, for each portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italic typeface.

The tables also set forth the dollar range of equity securities of the Fund(s) beneficially owned by the portfolio manager(s) as of the Fund(s') most recently completed fiscal year unless noted otherwise.

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Information About Other Accounts Managed by the Portfolio Managers
	Subadviser	Portfolio Managers	Registered Investment Companies(b)	Other Pooled Investment Vehicles(b)	Other Accounts(b)(c)	Ownership of Fund Securities
Emerging Markets Debt Local Currency Fund	Prudential Investment Management, Inc.	David Bessey	5/$144,946,574	21/$460,198,450 5/$841,437	23/$9,165,181,311	None
		Cathy L. Hepworth, CFA	5/$144,946,574	21/$460,198,450 5/$841,437	23/$9,165,181,311	None
International Value Fund	LSV Asset Management	Josef Lakonishok	26/$7,784,702,256	38/$8,345,835,185	446/$44,013,727,313 29/$5,394,789,818	None
		Menno Vermuelen	26/$7,784,702,256	38/$8,345,835,185	446/$44,013,727,313 29/$5,394,789,818	None
		Puneet Mansharamani	26/$7,784,702,256	38/$8,345,835,185	446/$44,013,727,313 29/$5,394,789,818	None
	Thornburg Investment Management, Inc.	William V. Fries	14/$24.5 billion	7/$1.3 billion	39/$6.8 billion 1/$100,385,941	None
		Wendy Trevisani	14/$24.5 billion	11/$1.4 billion	39/$6.8 billion 1/$100,385,941	None
		Lei Wang	14/$24.5 billion	7/$1.3 billion	39/$6.8 billion 1/$100,385,941	None
International Equity Fund	Quantitative Management Associates LLC	Jacob Pozharny	6/$1,275,167,834	12/$1,993,072,974	7/$2,254,094,856 5/$1,347,838,820	None
		John Van Belle	6/$1,275,167,834	12/$1,993,072,974	8/$2,639,075,863 5/$1,347,838,820	None
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(a) QMA "Other Pooled Investment Vehicles" includes commingled insurance company separate accounts, commingled trust funds and other commingled investment vehicles. QMA "Other Accounts" includes single client accounts, managed accounts (which are counted as one account per managed account platform), asset allocation clients, and accounts of affiliates. The assets in certain accounts have been estimated due to the availability of information only at the end of calendar quarters.
(b) Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account).
(c) Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.

Additional Information About the Portfolio Managers -- Compensation and Conflicts of Interest. Set forth below, for each portfolio manager, is an explanation of the structure of, and methods used to determine, portfolio manager compensation. Also set forth below, for each portfolio manager, is an explanation of any material conflicts of interest that may arise between a portfolio manager's management of the Fund's investments and investments in other accounts.

Prudential Investment Management, Inc. (PIM)
Compensation

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PIM Fixed Income seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results. PIM Fixed Income's investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and a long-term incentive grant. The long-term incentive grant is generally divided between restricted stock of Prudential Financial, providing investment professionals with an ownership stake, and interests in a phantom stock plan pursuant to which investment professionals are compensated based upon the three-year growth of certain portions of PIM Fixed Income's asset management business. Investment professionals are all covered by the same general compensation structure although they manage multiple accounts. All investment compensation is paid by the investment adviser and not from any assets of the investment company or other managed accounts.

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The salary component is based on market data relative to similar positions within the industry as well as the past performance, experience and responsibility of the individual. Investment professionals' annual cash bonus is paid from an annual incentive pool. The size of the annual incentive pool is determined quantitatively based on three factors:

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1) Investment performance (pre-tax) of all portfolios managed by PIM-Fixed Income, in the aggregate, which affect the size of the annual incentive pool. Performance of the portfolios is judged versus the benchmarks against which each of the portfolios is managed or versus the performance of appropriate market peer groups. These portfolios are managed utilizing a variety of strategies and against benchmarks appropriate for each portfolio, 2) PIM Fixed Income's business results as measured by financial indicators such as revenue growth, operating income growth and return on required equity, and 3) market-based data indicating trends and levels of overall compensation in the asset management industry in a given year.

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A portfolio manager's long-term incentive grant of phantom stock units and restricted Prudential Financial stock is based on market data relative to similar positions within the industry as well as the past performance, experience and responsibility of the individual. The value of the phantom stock units will reflect the three-year growth of certain portions of PIM Fixed Income's asset management business but will exclude from this calculation the growth of PI-managed mutual funds.

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PIM Fixed Income regularly benchmarks its compensation program against leading asset management firms in the industry to monitor competitiveness. Each investment professional's incentive compensation payment, including the annual bonus and long-term incentive grant from the incentive pool, is primarily determined by how significantly he or she contributes to delivering investment performance to clients consistent with portfolio objectives, guidelines, and risk parameters, as well as the individual's qualitative contributions to the organization.

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Conflicts of Interest

PIM is an indirect, wholly-owned subsidiary of Prudential Financial. PIM is part of a full scale global financial services organization, affiliated with insurance companies, investment advisers and broker-dealers. PIM's portfolio managers are often responsible for managing multiple accounts, including accounts of affiliates, institutional accounts, mutual funds, insurance company separate accounts and various pooled investment vehicles, such as commingled trust funds and unregistered funds. These affiliations and portfolio management responsibilities may cause potential and actual conflicts of interest. PIM aims to conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to all of its clients including the Fund.

Prior to 2008, a portion of PIM Fixed Income's long-term incentive grant included phantom stock units, the value of which reflected the three-year growth of certain portions of PIM Fixed Income's asset management business. The calculation of growth did not include the growth of PI-managed mutual funds. A portfolio manager may have faced a conflict of interest given that a piece of his or her long-term compensation was not affected by the growth of PI-managed mutual funds, including this Fund.

Management of multiple accounts and funds side-by-side may raise potential conflicts of interest relating to the allocation of investment opportunities, the aggregation and allocation of trades and cross trading. PIM has developed policies and procedures designed to address these potential conflicts of interest.

There may be restrictions imposed by law, regulation or contract regarding how much, if any, of a particular security PIM may purchase or sell on behalf of the Fund, and as to the timing of such purchase or sale. Such restrictions may come into play as a result of PIM's relationship with Prudential Financial and its other affiliates. The Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Fund. Certain affiliated transactions are permitted in accordance with procedures adopted by the Fund and reviewed by the independent directors of the Fund.

PIM may come into possession of material, non-public information with respect to a particular issuer and as a result be unable to execute purchase or sale transactions in securities of such issuer for the Fund. This can occur particularly with respect to fixed income investments because PIM has a bank loan unit that often invests in private loans that require the issuer to provide material, non-public information. PIM generally is able to avoid certain other potential conflicts due to the possession of material, non-public information by maintaining information barriers to prevent the transfer of this information between units of PIM as well as between affiliates and PIM. Additionally, in an effort to avoid potential conflicts of interest, PIM's fixed income unit has procedures in place to carefully consider whether or not to accept material, non-public information with respect to certain issuers, where appropriate.

Certain affiliates of PIM develop and may publish credit research that is independent from the research developed within PIM. PIM may hold different opinions on the investment merits of a given security, issuer or industry such that PIM may be purchasing or holding a security for the Fund and an affiliated entity may be selling or recommending a sale of the same security or other securities of the issuer. Conversely, PIM may be selling a security for the Fund and an affiliated entity may be purchasing or recommending a buy of the same security or other securities of the same issuer. In addition, PIM's affiliated broker-dealers or investment advisers may be executing transactions in the market in the same securities as the Fund at the same time.

PIM may cause securities transactions to be executed for the Fund concurrently with authorizations to purchase or sell the same securities for other accounts managed by PIM, including proprietary accounts or accounts of affiliates. In these instances, the executions of purchases or sales, where possible, are allocated equitably among the various accounts (including the Fund).

PIM may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for the Fund, at prices which may be different. In addition, PIM may, at any time, execute trades of securities of the same kind or class in one direction for an account and trade in the opposite direction or not trade for any other account, including the Fund, due to differences in investment strategy or client direction.

The fees charged to advisory clients by PIM may differ depending upon a number of factors including, but not limited to, the unit providing the advisory services, the particular strategy, the size of a portfolio being managed, the relationship with the client, the origination and service requirements and the asset class involved. Fees may also differ based on account type (e.g., commingled accounts, trust accounts, insurance company separate accounts, and corporate, bank or trust-owned life insurance products). Fees are negotiable so one client with similar investment objectives or goals may be paying a higher fee than another client. Fees paid by certain clients may also be higher due to performance based fees which increase based on the performance of a portfolio above an established benchmark.

Large accounts generate more revenue for PIM than do smaller accounts. A portfolio manager may be faced with a conflict of interest when allocating scarce investment opportunities given the benefit to PIM of favoring accounts that pay a higher fee or generate more income for PIM. To address this conflict of interest, PIM has adopted allocation policies as well as supervisory procedures that are intended to fairly allocate investment opportunities among competing client accounts.

PIM and its affiliates manage certain funds, including hedge funds, that are subject to incentive compensation on a side-by-side basis with other accounts including the Fund. PIM and/or certain of its affiliates may have an interest in such funds. PIM and its affiliates have implemented policies and procedures to address potential conflicts of interest arising out of such side-by-side management.

For example, the accounts may at times be precluded from taking positions over-weighted versus an index in securities and other instruments in which one or more of the funds hold short positions. Lending, borrowing and other financing opportunities with respect to securities for which the market is paying a premium rate over normal market rates and for which there may be limited additional demand will be allocated to the accounts prior to allocating the opportunities to such funds.

Conflicts of interest may also arise regarding proxy voting. A committee of senior business representatives together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interest relating to proxy voting.

Prudential Financial and the general account of The Prudential Insurance Company of America (PICA) may at times have various levels of financial or other interests in companies whose securities may be purchased or sold in PIM's client accounts, including the Fund. These financial interests may at any time be in potential or actual conflict or may be inconsistent with positions held or actions taken by PIM on behalf of the Fund. These interests can include loan servicing, debt or equity financing, services related to advising on merger and acquisition issues, strategic corporate relationships or investments and the offering of investment advice in various forms. Thus PIM may invest Fund assets in the securities of companies with which PIM or an affiliate of PIM has a financial relationship, including investment in the securities of companies that are advisory clients of PIM.

It is anticipated that there will be situations in which the interests of the Fund in a portfolio company may conflict with the interests of one or more affiliated accounts of PIM or other client accounts managed by PIM or its affiliates. This may occur because PIM affiliated accounts hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as the Fund, but at different levels in the capital structure. Investment by PIM affiliated accounts at different levels to that of the Fund in the capital structure of a portfolio company presents inherent conflicts of interest between the PIM affiliated accounts and the Fund.

For example, in the event of restructuring or insolvency, the holders of senior debt may exercise remedies and take other actions that are not in the interest of or are adverse to holders of junior debt. Similarly, a PIM affiliated account might hold secured debt of an issuer whose public unsecured debt is held by the Fund. Such conflicts may also exist among client accounts managed by PIM or its affiliates. While these conflicts cannot be eliminated, PIM has implemented policies and procedures designed to ensure that, notwithstanding these conflicts, investments of the Fund are originated and managed in its best interests.

In addition, portfolio managers may advise PIM affiliated accounts. PIM's portfolio manager(s) may have a financial interest in the accounts they advise, either directly or indirectly. To address potential conflicts of interest, PIM has procedures designed to ensure that -- including to the extent that client accounts are managed differently from PIM affiliated accounts -- each of the client accounts and each affiliated account is managed in a manner that is consistent with its investment objectives, investment strategies and restrictions, as well as with PIM's fiduciary obligations. These procedures include supervisory review procedures.

Potential conflicts of interest may exist where PIM or its affiliates determine that a specific transaction in a security is appropriate for a specific account based upon numerous factors (including, investment objectives, investment strategies or restrictions), while other accounts may take the opposite position in the security in accordance with that accounts' investment objectives, investment strategies and restrictions. PIM periodically conducts reviews of these accounts and assesses the appropriateness of these differing positions.

Finally, because of the substantial size of PICA's general account, trading by PICA's general account in certain securities, particularly certain fixed income securities, may result in market changes in response to trades. Although PIM expects that PICA's general account will execute transactions that will move a market in a security infrequently, and generally in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients.

PIM follows Prudential Financial's policies on business ethics, personal securities trading by investment personnel, and information barriers. PIM has adopted a code of ethics, allocation policies, supervisory procedures and conflicts of interest policies, which are designed to ensure that clients are not harmed by these potential or actual conflicts of interests. However, there is no guarantee that such policies and procedures will detect and ensure avoidance, disclosure or mitigation of each and every situation in which a conflict may arise.

LSV Asset Management

Portfolio Manager Compensation

LSV Portfolio Managers receive a base salary and bonus which is a function of overall firm profitability. In addition, each portfolio manager is a partner and receives a portion of the firm's net income.

Potential Conflicts

The same team of portfolio managers is responsible for the day-to-day management of all of LSV's accounts. A potential conflict of interest could arise in relation to accounts with a performance-based fee relative to other accounts in the same strategy without a performance-based fee and accounts in which the portfolio managers may be invested. LSV has policies and procedures to monitor for this potential conflict and designed to ensure that investment opportunities are fairly allocated to all clients.

Thornburg Investment Management, Inc.

Compensation

The compensation of the portfolio manager includes an annual salary, annual bonus, and company-wide profit sharing. The portfolio manager also owns equity shares in the investment manager, Thornburg Investment Management, Inc. ("Thornburg") . Both the salary and bonus are reviewed approximately annually for comparability with salaries of other portfolio managers in the industry, using survey data obtained from compensation consultants. The annual bonus is subjective. Criteria that are considered in formulating the bonus include, but are not limited to, the following: revenues available to pay compensation of the portfolio manager; multiple year historical total return of accounts managed by the portfolio manager, relative to market performance and single year historical total return of accounts managed by the portfolio manager.

Conflicts of Interest

Most investment advisors and their portfolio managers manage investments for multiple clients, including mutual funds, private accounts, and retirement plans. In any case where a portfolio manager manages the investments of two or more accounts, there is a possibility that conflicts of interest could arise between the portfolio manager's management of the fund's investments and the manager's management of other accounts. These conflicts could include:

  Allocating a favorable investment opportunity to one account but not another.
  Directing one account to buy a security before purchases through other accounts increase the price of the security in the market place.
  Giving substantially inconsistent investment directions at the same time to similar accounts, so as to benefit one account over another.
  Obtaining services from brokers conducting trades for one account, which are used to benefit another account.
The fund's investment manager, Thornburg has informed the fund that it has considered the likelihood that any material conflicts of interest could arise between the portfolio manager's management of the fund's investments and the portfolio manager's management of other accounts. Thornburg has also informed the fund that it has not identified any such conflicts that may arise, and has concluded that it has implemented policies and procedures to identify and resolve any such conflict if it did arise.

Quantitative Management Associates LLC (QMA)

Compensation

QMA's investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and an annual long-term incentive grant. QMA regularly benchmarks its compensation program against leading asset management firms to monitor competitiveness.

The salary component is based on market data relative to similar positions within the industry as well as the past performance, years of experience and scope of responsibility of the individual.

An investment professional's incentive compensation, including both the annual cash bonus and long-term incentive grant, is primarily determined based on such person's contribution to QMA's goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters, as well as such person's qualitative contributions to the organization. An investment professional's long-term incentive grant is currently divided into two components: (i) 80% of the value of the grant is subject to increase or decrease based on the annual performance of certain QMA advised accounts, and (ii) 20% of the value of the grant consists of stock options and restricted stock of Prudential Financial, Inc.* (QMA's ultimate parent company). The long-term incentive grants are subject to vesting requirements. The incentive compensation of each investment professional is not based on the performance of the Fund (or any other individual account managed by QMA) or the value of the assets of the Fund (or any other individual account managed by QMA).

The size of the annual cash bonus pool available for individual grants is determined quantitatively based on two primary factors: 1) investment performance (pre-tax) of composites representing QMA's various investment strategies on a 1-year and 3-year basis relative to appropriate market peer groups and the indices against which our strategies are managed, and 2) business results as measured by QMA's pre-tax income.

The size of the annual long-term incentive pool available for individual grants is determined based on a percentage of the total compensation of QMA's eligible employees for the prior year.

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* Since 2009, the long-term awards for Investment Professionals below the level of Vice President are in the form of restricted stock only.

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Conflicts of Interest

QMA is an indirect, wholly-owned subsidiary of Prudential Financial and is part of a full-scale global financial services organization, affiliated with insurance companies, investment advisers and broker-dealers. QMA's portfolio managers are often responsible for managing multiple accounts, including accounts of affiliates, institutional accounts, mutual funds, insurance company separate accounts and various pooled investment vehicles. These affiliations and portfolio management responsibilities may cause potential and actual conflicts of interest. QMA aims to conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to all of its clients.

Management of multiple accounts and funds side-by-side may raise potential conflicts of interest relating to the allocation of investment opportunities, the aggregation and allocation of trades and cross trading. QMA has developed policies and procedures designed to address these potential conflicts of interest.

The Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Fund. Certain affiliated transactions are permitted in accordance with procedures adopted by the Fund and reviewed by the independent directors of the Fund.

There may be restrictions imposed by law, regulation or contract regarding how much, if any, of a particular security QMA may purchase or sell on behalf of a client, and as to the timing of such purchase or sale. Such restrictions may come into play as a result of QMA's relationship with Prudential Financial and its other affiliates. Also, QMA may come into possession of material, non-public information with respect to a particular issuer and as a result be unable to execute purchase or sale transactions in securities of such issuer for its clients. QMA generally is able to avoid a variety of potential conflicts due to the possession of material, non-public information by maintaining an "Information Barrier" to prevent the transfer of information between affiliates.

In certain cases, QMA may allocate assets to investment strategies or vehicles directly managed by QMA, which would result in QMA receiving both an asset allocation fee and a management fee. In the case of the Prudential Asset Allocation Portfolio, QMA, in implementing its asset allocation responsibilities and in accordance with Fund guidelines, will allocate Fund assets to the Equity segment which is managed by QMA. In the case of the Prudential Conservative Allocation Portfolio, Prudential Moderate Allocation Portfolio, and Prudential Growth Allocation Portfolio, QMA, in implementing its asset allocation responsibilities and in accordance with Fund guidelines, will allocate Fund assets to the Prudential International Equity Portfolio, Prudential Small Cap Core Equity Fund, Prudential Large-Cap Core Equity Fund, and Prudential Mid Cap Value fund, all of which are managed by QMA.

Certain affiliates of QMA develop and may publish credit research that is independent from the research developed within QMA. QMA may hold different opinions on the investment merits of a given security, issuer or industry such that QMA may be purchasing or holding a security for a client and an affiliated entity may be selling or recommending a sale of the same security or issuer. Conversely, QMA may be selling a security for a client and an affiliated entity may be purchasing or recommending a buy of the same security or other securities of the same issuer. In addition, QMA's affiliated brokers or investment advisers may be executing transactions in the market in the same securities as QMA at the same time. It is the policy of QMA not to engage in principal transactions with affiliated broker-dealers for unaffiliated institutional accounts managed by QMA.

QMA may cause securities transactions to be executed for a client's account concurrently with authorizations to purchase or sell the same securities for other accounts managed by QMA, including proprietary accounts or accounts of affiliates. In these instances, the executions of purchases or sales, where possible, are allocated equitably among the various accounts.

QMA may provide to non-discretionary clients the same model investment portfolio that it uses to manage discretionary client accounts. Delivery of the model portfolios to non-discretionary clients may be prior to or after execution of trades for discretionary accounts using the same model. The discretionary clients may be disadvantaged where QMA delivers the model investment portfolio to such clients after it initiates trading for the non-discretionary clients, or vice versa. QMA believes the potential market impact of trading based on the models is unlikely to be significant given that the model typically calls for small trades.

QMA may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices which may be different. In addition, QMA may, at any time, execute trades of securities of the same kind or class in one direction for an account and trade in the opposite direction or not trade for any other account due to differences in investment strategy or client direction.

The fees charged to advisory clients by QMA may differ depending upon a number of factors including, but not limited to, the particular strategy, the size of a portfolio being managed, the relationship with the client, the origination and service requirements and the asset class involved. Fees may also differ based on account type (e.g., commingled accounts, trust accounts, insurance company separate accounts, and corporate, bank or trust-owned life insurance products). Fees are negotiable, so one client with similar investment objectives or goals may be paying a higher fee than another client. Fees paid by certain clients may also be higher due to performance-based fees which increase based on the performance of a portfolio above an established benchmark. Also, large accounts generate more revenue for QMA than do smaller accounts. A portfolio manager may be faced with a conflict of interest when allocating scarce investment opportunities given the benefit to QMA of favoring accounts that pay a higher fee or generate more income for QMA. To address this conflict of interest, QMA has adopted allocation policies as well as supervisory procedures that are intended to fairly allocate investment opportunities among competing client accounts.

Conflicts of interest may also arise regarding proxy voting. QMA's proxy voting committee oversees the proxy voting process and monitors potential conflicts of interest relating to proxy voting.

It is anticipated that there will be situations in which the interests of a client account in a portfolio company may conflict with the interests of one or more Affiliated Accounts or other client accounts managed by QMA or its affiliates. This may occur because Affiliated Accounts hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as the client account but at different levels in the capital structure or an Affiliated Account might hold secured debt of an issuer whose public unsecured debt is held by QMA's clients. Such conflicts may also exist among client accounts managed by QMA or its affiliates. While these conflicts cannot be eliminated, QMA has implemented policies and procedures designed to ensure that, notwithstanding these conflicts, investments of its clients are originated and managed in their best interests.

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In addition, portfolio managers may advise Affiliated Accounts. The value of a portion of the long-term incentive grant of certain investment professionals will increase or decrease based on the annual performance of certain advised accounts of QMA (the "LT Accounts") over a defined time period. As a result of (i) the management of the Affiliated Accounts, and (ii) long-term compensation reflecting the performance of the LT Accounts, QMA's portfolio managers from time to time have certain direct and indirect financial interests in the accounts they advise. To address potential conflicts related to these financial interests, QMA has procedures, including supervisory review procedures, designed to ensure that each of QMA's client accounts, and each Affiliated Account or LT Account, is managed in a manner that is consistent with its investment objectives, investment strategies and restrictions, as well as with QMA's fiduciary obligations.

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QMA also engages in short sales for certain of its advisory clients (i.e., the sale of a borrowed security). For these clients, QMA may take a short position in securities that are held long in other client portfolios. QMA has adopted documentation and monitoring requirements to address the conflicts of interest that arise due to the management of long-short portfolios alongside long-only portfolios.

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Conflicts of interest may arise in connection with asset allocation services. In connection with these services, QMA from time to time assists asset allocation clients in evaluating suitable investment guidelines and strategies and vehicles in light of the clients' investment objectives and tolerances. Certain of the investment strategies and vehicles available to clients are managed by investment advisers that are part of the Prudential Investment Management (PIM) organization (including QMA). Conflicts of interest may arise from the fact that there could be benefit derived from recommending an investment strategy or vehicle managed by QMA over another strategy or vehicle managed by an affiliate or third party and there could be a benefit derived from recommending an investment strategy or vehicle managed by an affiliate over a third party, as applicable.

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QMA follows Prudential Financial's policies on business ethics, personal securities trading by investment personnel, and information barriers and has adopted a code of ethics, allocation policies, supervisory procedures and conflicts of interest policies, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential or actual conflicts of interests; however, there is no guarantee that such policies and procedures will detect and will ensure avoidance or disclosure of each and every situation in which a conflict may arise.
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OTHER SERVICE PROVIDERS

Custodian. The Bank of New York Mellon Corp ("BNY"), One Wall Street, New York, New York 10286, serves as Custodian for International Equity Fund and Emerging Markets Debt Local Currency Fund's portfolio securities and cash, and in that capacity, maintains certain financial accounting books and records pursuant to an agreement with Prudential World Fund, Inc. With respect to International Value Fund, PFPC Trust Company ("PFPC"), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as Custodian for the Fund's portfolio securities and cash, and in that capacity, maintains certain financial accounting books and records pursuant to an agreement with Prudential World Fund Inc.

Subcustodians provide custodial services for any foreign assets held outside the United States.

Securities Lending Agent. Prudential Investment Management, Inc. (PIM) serves as securities lending agent for the Fund, and in that role administers the Fund's securities lending program. PIM is an affiliate of PI. For its services, PIM receives a portion of the amount earned by lending securities.

Transfer Agent. Prudential Mutual Fund Services ("PMFS"), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of each Fund. PMFS is an affiliate of PI. PMFS provides customary transfer agency services to each Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. For these services, PMFS receives compensation and is reimbursed for its sub-transfer agent expenses which include an annual fee and certain out-of-pocket expenses including, but not limited to, postage, stationery, printing, allocable communication expenses and other costs.

BNY Mellon Asset Servicing (US) Inc. (BNY) serves as sub-transfer agent to the Fund. PMFS has contracted with PNC, 301 Bellevue Parkway, Wilmington, Delaware 19809, to provide certain administrative functions to the Transfer Agent. PMFS compensates BNY for such services.

For the most recently completed fiscal year, the Funds incurred approximately the following fees for services provided by PMFS:

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Fees Paid to PMFS
Fund Name	Amount
Emerging Markets Debt Local Currency Fund	N/A
International Value Fund	$230,300
International Equity Fund	$528,600
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Independent Registered Public Accounting Firm. KPMG LLP, 345 Park Avenue, New York, New York 10154, served as independent registered public accounting firm for International Value Fund and International Equity Fund for the fiscal years ended October 31, 2010, 2009, 2008, 2007 and 2006, and in that capacity will audit the annual financial statements for the aforementioned funds, as well as Prudential Emerging Markets Debt Local Currency Fund for the next fiscal year.

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DISTRIBUTION OF FUND SHARES

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Distributor. Prudential Investment Management Services LLC ("PIMS"), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the Class A, Class C, Class Q and Class Z shares of each Fund, the Class B shares of International Equity Fund and International Value Fund and the Class F shares of International Equity Fund. Prudential Annuities Distributors, Inc. ("PAD"), One Corporate Drive, Shelton, Connecticut 06484 and PIMS (each, a Distributor, and collectively, the Distributors) are co-distributors of International Equity Fund's Class M and Class X shares. Both PIMS and PAD are indirect, wholly-owned subsidiaries of Prudential.

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PIMS incurs the expenses of distributing each Fund's Class A and Class C shares, as well as International Value Fund's Class B shares and International Equity Fund's Class B and Class F shares, pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan, the Class C Plan, and the Class F Plan) adopted by each Fund, as applicable, pursuant to Rule 12b-1 under the 1940 Act and a distribution agreement. PIMS also incurs the expenses of distributing each Fund's Class Q and Class Z, as applicable, shares under the Distribution Agreement, none of which are reimbursed or paid for by the Funds. PIMS and PAD, as co-distributors, incur the expenses of distributing International Equity Fund's Class M and Class X shares pursuant to separate Distribution and Service Plans (the Class L Plan, the Class M Plan, and the Class X Plan) adopted by International Equity Fund pursuant to Rule 12b-1 under the 1940 Act and a distribution agreement.

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The expenses incurred under the Plans include commissions and account servicing fees paid to, or on account of brokers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

Under the Plans, each Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, a Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of Fund shares and the maintenance of related shareholder accounts.

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Distribution expenses attributable to the sale of Class A and Class C shares of each Fund, as well as distribution expenses attributable to the sale of Class B of International Value Fund and Class B, Class L, Class M, Class X and Class F shares of International Equity Fund are allocated to each such class based upon the ratio of sales of each such class to the combined sales of Class A, Class B, Class C, Class L, Class M, Class X and Class F shares of the Funds, other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.
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Each Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board, including a majority vote of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in any of the Plans or in any agreement related to the Plans (the Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Funds on not more than 30 days' written notice to any other party to the Plan. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class, and all material amendments are required to be approved by the Board in the manner described above. Each Plan will automatically terminate in the event of its assignment. A Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

Pursuant to each Plan, the Board will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

Pursuant to the Distribution Agreements, each Fund has agreed to indemnify PIMS and PAD, as applicable, to the extent permitted by applicable law against certain liabilities under federal securities laws.

In addition to distribution and service fees paid by a Fund under the Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers and other persons which distribute shares of a Fund. Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

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Class A Sales Charge and Distribution Expense Information. Under the Class A Plan, the Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of .30% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) .25% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25%) may not exceed .30% of the average daily net assets of the Class A shares. The Prospectus discusses any contractual or voluntary fee waivers that may be in effect. In addition, if you purchase $1 million or more of Class A shares, you are subject to a 1% CDSC (defined below) for shares redeemed within 12 months of purchase (the CDSC is waived for purchase by certain retirement and/or benefit plans) (Note: For Prudential Short-Term Corporate Bond Fund, Inc. only, if you purchase $1 million or more of Class A shares, you are subject to a .50% CDSC for shares redeemed within 18 months of purchase. For Prudential Floating Rate Income Fund only, if you purchase $1 million or more of Class A shares, you are subject to a .50% CDSC for shares redeemed within 12 months of purchase).

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For the most recently completed fiscal year, the Distributor received payments under the Class A Plan. These amounts were expended primarily for payments of account servicing fees to financial advisers and other persons who sell Class A shares. For the most recently completed fiscal year, the Distributor also received initial sales charges and proceeds of contingent deferred sales charges paid by shareholders upon certain redemptions of Class A Shares. The amounts received and spent by the Distributor are detailed in the tables below.

Class B and Class C Sales Charge and Distribution Expense Information. Under the Class B and Class C Plans, the Fund may pay the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of 1% of the average daily net assets of each of the Class B and Class C shares. The Class B and Class C Plans provide that (1) .25% of the average daily net assets of the shares may be paid as a service fee and (2) .75% (not including the service fee) of the average daily net assets of the shares (asset based sales charge) may be paid for distribution-related expenses with respect to the Class B shares and Class C shares. The service fee (.25% of average daily net assets) is used to pay for personal service and/or the maintenance of shareholder accounts. The Prospectus discusses any voluntary or contractual fee waivers that may be in effect. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders.

For the most recently completed fiscal year, the Distributor received payments under the Class B and C Plans. These amounts were expended primarily for payments of account servicing fees to financial advisers and other persons who sell Class B and Class C shares. For the most recently completed fiscal year, the Distributor also received the proceeds of contingent deferred sales charges paid by shareholders upon certain redemptions of Class B and Class C shares. The amounts received and spent by the Distributor are detailed in the tables below.

Class F Sales Charge and Distribution Expense Information. Under the Class F Plan, a Fund may pay the Distributor for its distribution-related activities with respect to Class F shares at an annual rate of .75% of the average daily net assets of the Class F shares. The Class F Plan provides that (1) .25 of 1% of the average daily net assets of the shares may be paid as a service fee and (2) .50 of 1% (not including the service fee) of the average daily net assets of the shares (asset based sales charge) may be paid for distribution-related expenses with respect to the Class F shares. The service fee (.25 of 1% of average daily net assets) is used to pay for personal service and/or the maintenance of shareholder accounts. The Prospectus discusses any voluntary or contractual fee waivers that may be in effect. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders.

Class L Sales Charge and Distribution Expense Information. Under the Class L Plan, the Fund pays the Distributor at an annual rate of .50% of the Fund's average daily net assets attributable to the Class L shares. The Class L Plan provides that (1) up to .25% of the average daily net assets of the Class L shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25%) may not exceed .50% of the average daily net assets of the Class L shares. The amounts received and spent by the Distributor are detailed in the tables below.

Class M and Class X Sales Charge and Distribution Expense Information. Under the Class M and Class X Plans, the Fund pays the Distributor for its distribution-related expenses with respect to these shares at an annual rate of up to 1% of the average daily net assets of each of the applicable shares. The Class M and Class X Plans provide that (1) up to .25% of the average daily net assets of the Class M and Class X shares, respectively, may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25%) may not exceed 1.00% of the average daily net assets of the Class M and Class X shares, respectively. The amounts received and spent by the Distributor during the most recently completed fiscal year are detailed in the tables below.

Because Prudential Emerging Markets Debt Local Currency Fund is new, the Distributor has neither received nor spent any amount on behalf of the Fund as of the date of this SAI.

Prudential International Equity Fund: Amounts Received by Distributor
CLASS A CONTINGENT DEFERRED SALES CHARGES (CDSC)	$397
CLASS A DISTRIBUTION AND SERVICE (12B-1) FEES	$772,581
CLASS A INITIAL SALES CHARGES	$79,765
CLASS B CONTINGENT DEFERRED SALES CHARGES (CDSC)	$21,132
CLASS B DISTRIBUTION AND SERVICE (12B-1) FEES	$92,448
CLASS C CONTINGENT DEFERRED SALES CHARGES (CDSC)	$2,477
CLASS C DISTRIBUTION AND SERVICE (12B-1) FEES	$269,724
CLASS F CONTINGENT DEFERRED SALES CHARGES (CDSC)	$3,218
CLASS F DISTRIBUTION AND SERVICE (12B-1) FEES	$30,474
CLASS L DISTRIBUTION AND SERVICE (12B-1) FEES	$56,075
CLASS M CONTINGENT DEFERRED SALES CHARGES (CDSC)	$3,155
CLASS M DISTRIBUTION AND SERVICE (12B-1) FEES	$44,409
CLASS X CONTINGENT DEFERRED SALES CHARGES (CDSC)	$2,153
CLASS X DISTRIBUTION AND SERVICE (12B-1) FEES	$40,194

Prudential International Value Fund: Amounts Received by Distributor
CLASS A CONTINGENT DEFERRED SALES CHARGES (CDSC)	$391
CLASS A DISTRIBUTION AND SERVICE (12B-1) FEES	$111,566
CLASS A INITIAL SALES CHARGES	$42,077
CLASS B CONTINGENT DEFERRED SALES CHARGES (CDSC)	$6,699
CLASS B DISTRIBUTION AND SERVICE (12B-1) FEES	$33,145
CLASS C CONTINGENT DEFERRED SALES CHARGES (CDSC)	$98
CLASS C DISTRIBUTION AND SERVICE (12B-1) FEES	$67,604

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Prudential Emerging Markets Debt Local Currency Fund: Amounts Received by Distributor***
CLASS A CONTINGENT DEFERRED SALES CHARGES (CDSC)	N/A
CLASS A DISTRIBUTION AND SERVICE (12B-1) FEES	N/A
CLASS A INITIAL SALES CHARGES	N/A
CLASS C CONTINGENT DEFERRED SALES CHARGES (CDSC)	N/A
CLASS C DISTRIBUTION AND SERVICE (12B-1) FEES	N/A
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Prudential International Equity Fund: Amounts Spent by Distributor
Share Class	Printing & Mailing Prospectuses to Other than Current Shareholders	Compensation to Broker/Dealers for Commissions to Representatives and Other Expenses*	Overhead Costs**	Total Amount Spent
CLASS A	$0	$649,194	$247,280	$ 896,474
CLASS B	$1,983	$58,974	$9,015	$ 69,972
CLASS C	$5,789	$261,378	$25,954	$ 293,121
CLASS F	$581	$10,071	$4,070	$ 14,722
CLASS L	$0	$55,739	$0	$ 55,739
CLASS M	$0	$5,660	$5,442	$ 11,102
CLASS X	$0	$7,731	$2,317	$ 10,048

Prudential International Value Fund: Amounts Spent by Distributor
Share Class	Printing & Mailng Prospectuses to Other than Current Shareholders	Compensation to Broker/Dealers for Commissions to Representatives and Other Expenses*	Overhead Costs**	Total Amount Spent
CLASS A	$0	$109,248	$44,992	$ 154,240
CLASS B	$2,658	$16,786	$3,258	$ 22,702
CLASS C	$5,341	$66,028	$6,491	$ 77,860

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Prudential Emerging Markets Debt Local Currency Fund: Amounts Spent by Distributor***
Share Class	Printing & Mailng Prospectuses to Other than Current Shareholders	Compensation to Broker/Dealers for Commissions to Representatives and Other Expenses*	Overhead Costs**	Total Amount Spent
CLASS A	N/A	N/A	N/A	N/A
CLASS C	N/A	N/A	N/A	N/A
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* Includes amounts paid to affiliated broker/dealers.
**Including sales promotion expenses.
***Prudential Emerging Debt Local Currency Fund is new, and therefore no amounts were spent by the Distributor from the Fund as of the date of this SAI.

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Fee Waivers and Subsidies. PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. In addition, the Distributor may from time to time waive a portion of its distribution and service (12b-1) fees as described in the Prospectus. Fee waivers and subsidies will increase the Fund's total return.

Payments to Financial Services Firms. As described in the Fund's Prospectus, the Manager or certain of its affiliates (but not the Distributor) have entered into revenue sharing or other similar arrangements with financial services firms, including affiliates of the Manager. These revenue sharing arrangements are intended to promote the sale of Fund shares or to compensate the financial services firms for marketing or marketing support activities in connection with the sale of Fund shares.

The list below includes the names of the firms (or their affiliated broker/dealers) that received from the Manager, and/or certain of its affiliates, revenue sharing payments of more than $10,000 in calendar year 2010 for marketing and product support of the Fund(s) and other Prudential Investments funds as described above.

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1st Global Capital Corp.
ADP Retirement
AIG Network
Ameriprise Financial Services
Ascensus ( formerly BISYS Retirement Services Inc.)
AXA Equitable Life Insurance Company
Charles Schwab Trust Company
CitiStreet LLC
CPI Qualified Plan Consultants
Daily Access Corporation
Diversified Investment Advisors
Expert Plan , Inc.
Fidelity - Retirement Funds Network
Fidelity Management Trust Company
Genworth Life Insurance Company of New York
GWFS Equities (Great West)
Hartford Life Insurance Company
Hewitt Associates
ING Network
John Hancock (formerly Manufacturer Life Ins. Co.)
JP Morgan Retirement Plan Services, LLP
Lincoln Retirement Services
LPL Financial Services
Marshall & Ilsley
Massachusetts Mutual Life Insurance Company
Mercer HR Solutions
Merrill Lynch Pierce, Fenner & Smith
Merrill Lynch Retirement
MidAtlantic Capital Corp (Sunguard Institutional Brokerage)
Morgan Stanley ADP
MSCS Financial Services (Matrix)
MSSB
Nationwide Financial Services
NY Life Distributors, Inc.
Newport Retirement Services, Inc.
National Security Life and Annuity Company
Oppenheimer & Co
Princeton Retirement Group, Inc.
Principal Life Insurance Company
Pruco Securities LLC
Raymond James Financial Services, Inc.
Oppenheimer & Co
Security Benefit
Standard Insurance Company
Standard Retirement Services
T. Rowe Price Retirement Retirement
TD Ameritrade Trust Company (formerly Fiserve Trust Company)
UBS
United Planners Financial Services of America
Wells Fargo Retirement Advisors
Wells Fargo Advisors, LLC
Wilmington Trust Retirement and Institutional Services (formerly AST Capital Trust)

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COMPUTATION OF OFFERING PRICE PER SHARE

Using the NAV as of the most recently completed fiscal year, the maximum offering price of Fund shares are as follows:

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Offering Price Per Share
	Emerging Markets Debt Local Currency Fund	International Value Fund	International Equity Fund
Class A	N/A
NAV and redemption price per Class A share	N/A	$20.29	$6.17
Maximum initial sales charge	N/A	1.18	.36
Maximum offering price to public	N/A	$21.47	$6.53
Class B (only International Value Fund and International Equity Fund)	N/A
NAV, offering price and redemption price per Class B share	N/A	$19.37	$5.94
Class C	N/A
NAV, offering price and redemption price per Class C share	N/A	$19.40	$5.94
Class F (only International Equity Fund)	N/A
NAV, offering price and redemption price per Class F share	N/A	-	$5.94
Class L (only International Equity Fund)	N/A
NAV and redemption price per Class L share	N/A	-	$6.17
Maximum initial sales charge (5.75% of offering price)	N/A	-	.38
Maximum offering price to public	N/A	-	$6.55
Class M (only International Equity Fund)	N/A
NAV, offering price and redemption price per Class M share	N/A	-	$5.94
Class X (only International Equity Fund)	N/A
NAV, offering price and redemption price per Class X share	N/A	-	$5.94
Class Z	N/A
NAV, offering price and redemption price per Class Z share	N/A	$20.42	$6.22
Class Q (only Emerging Markets Debt Local Currency Fund)	N/A
NAV, offering price and redemption price per Class Q share	N/A
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PORTFOLIO TRANSACTIONS & BROKERAGE

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The Fund has adopted a policy pursuant to which the Fund and its Manager, Subadviser and principal underwriter are prohibited from directly or indirectly compensating a broker-dealer for promoting or selling Fund shares by directing brokerage transactions to that broker. The Fund has adopted procedures for the purpose of deterring and detecting any violations of the policy. The policy permits the Fund, the Manager and the Subadviser(s) to use selling brokers to execute transactions in portfolio securities so long as the selection of such selling brokers is the result of a decision that executing such transactions is in the best interest of the Fund and is not influenced by considerations about the sale of Fund shares. For purposes of this section, the term "Manager" includes the Subadviser.
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The Manager is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. On a national securities exchange, broker-dealers may receive negotiated brokerage commissions on Fund portfolio transactions, including options, futures, and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. On a foreign securities exchange, commissions may be fixed. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable laws, one of the Manager's affiliates (an affiliated broker). Brokerage commissions on U.S. securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.

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In the over-the-counter market ("OTC"), securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with an affiliated broker in any transaction in which an affiliated broker acts as principal except in accordance with the rules of the Commission.

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In placing orders for portfolio securities of the Fund, the Manager's overriding objective is to obtain the best possible combination of favorable price and efficient execution. The Manager seeks to effect such transaction at a price and commission that provides the most favorable total cost of proceeds reasonably attainable in the circumstances. The factors that the Manager may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Manager's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research-related services provided through such firms; the Manager's knowledge of the financial stability of the firms; the Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, the Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.

When the Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research-related products and/or services, such as research reports, research compilations, statistical and economic data, computer databases, quotation equipment and services, research-oriented computer software and services, reports concerning the performance of accounts, valuations of securities, investment-related periodicals, investment seminars and other economic services and consultations. Such services are used in connection with some or all of the Manager's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with the Fund. The Manager maintains an internal allocation procedure to identify those firms who have provided it with research and research-related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Manager believes provide a benefit to the Fund and its other clients. The Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.

When the Manager deems the purchase or sale of equities to be in the best interests of the Fund or its other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients. The allocation of orders among firms and the commission rates paid are reviewed periodically by the Fund's Board of Directors. Portfolio securities may not be purchased from any underwriting or selling syndicate of which any affiliate, during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

Subject to the above considerations, an affiliate may act as a broker or futures commission merchant for the Fund. In order for an affiliate of the Manager to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Directors of the Fund, including a majority of the Independent Directors, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to the affiliated broker (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the Exchange Act, an affiliate may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. The affiliate must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by the affiliate from transactions effected for the Fund during the applicable period. Brokerage transactions with an affiliated broker are also subject to such fiduciary standards as may be imposed upon the affiliate by applicable law. Transactions in options by the Fund will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by the Manager and other investment advisory clients of the Manager. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

The table(s) below sets forth information concerning the payment of commissions by the Fund, including the amount of such commissions paid to any affiliate for the indicated fiscal years or periods:

Brokerage Commissions Paid by the Funds--
	2010
Emerging Markets Debt Local Currency Fund	N/A
Total brokerage commissions paid by the Fund	N/A
Total brokerage commissions paid to affiliated brokers	N/A
Percentage of total brokerage commissions paid to affiliated brokers	N/A
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	N/A
International Value Fund		2009	2008
Total brokerage commissions paid by the Fund	$109,591	$120,302	$156,431
Total brokerage commissions paid to affiliated brokers	-	-	-
Percentage of total brokerage commissions paid to affiliated brokers	0%	0%	0%
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	0%	0%	0%
International Equity Fund
Total brokerage commissions paid by the Fund	$291,184	$262,590	$453,916
Total brokerage commissions paid to affiliated brokers	-	-	-
Percentage of total brokerage commissions paid to affiliated brokers	0%	0%	0%
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	0%	0%	0%

Brokerage commission and holdings in regular broker-dealers information is not currently available for the Jennison Infrastructure Fund because the Fund has not offered its shares for purchase or exchange since its inception.

The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 under the 1940 Act) and their parents as of the most recently completed fiscal year. As of the most recently completed fiscal year, the Fund held the following securities of its regular brokers and dealers.

Broker-Dealer Securities Holdings ($) (as of most recently completed fiscal year)
Fund Name	Broker/Dealer Name	Equity or Debt	Amount
Emerging Markets Debt Local Currency Fund	N/A	N/A	N/A
International Value Fund	Deutsche Bank AG	Equity	$2,167,590
	Credit Suisse Group AG	Equity	$1,119,470
	Barclay's Investments	Equity	$793,250
	Societe Generale	Equity	$257,495

International Equity Fund	UBS AG	Equity	$3,327,107
	Deutsche Bank AG	Equity	$2,880,532
	Societe Generale	Equity	$2,437,998
	Barclay's Investments	Equity	$312,414
	Credit Suisse Group AG	Equity	$311,428

ADDITIONAL INFORMATION

Fund History - Prudential World Fund, Inc. ("World Fund") was organized under the laws of Maryland on February 28, 1994 as a corporation, originally named Prudential Global Fund, Inc. ("Global Fund"). Prudential International Value Fund, Prudential International Equity Fund and Prudential Emerging Markets Debt Local Currency Fund are each a series of World Fund.

In 1996, Global Fund created a series called International Stock Series and then changed Global Fund's name to Prudential World Fund, Inc. In addition, a second series was created, Global Series. In 1999, a third series was created, Prudential Jennison International Growth Fund, and then Global Series became Prudential Global Growth Fund and International Stock Series became Prudential International Value Fund. In 2003, Prudential Global Growth Fund became Jennison Global Growth Fund, Prudential International Value Fund became Strategic Partners International Value Fund and Prudential Jennison International Growth Fund became Dryden International Equity Fund. In 2007, Strategic Partners International Value Fund became Dryden International Value Fund. In 2008, Jennison Global Growth Fund became Jennison Global Infrastructure Fund and, since December 30, 2008, this Fund has been doing business as the Jennison Infrastructure Fund. The Jennison Infrastructure Fund has not commenced investment operations, and is inactive at this time.

On December 15, 2006, Dryden International Equity Fund acquired all of the assets and all of the liabilities of Jennison Global Growth Fund and shareholders of Jennison Global Growth Fund became shareholders of Dryden International Equity Fund. Effective February 16, 2010, Dryden International Equity Fund changed its name to Prudential International Equity Fund and Dryden International Value Fund changed its name to Prudential International Value Fund. In January 2011, World Fund established the Prudential Emerging Markets Debt Local Currency Fund.
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Description of Shares and Organization. The World Fund is authorized to issue 1.5 billion shares of common stock, $.01 par value per share, which are currently divided into three portfolios or series, Prudential International Value Fund, Prudential International Equity Fund, and Prudential Emerging Markets Debt Local Currency Fund. Prudential International Value Fund consists of 250 million authorized shares, Prudential International Equity Fund consists of 1 billion authorized shares, and Prudential Emerging Markets Debt Local Currency Fund consists of 250 million authorized shares.

The shares of Prudential International Value Fund are divided into four classes, designated as Class A, Class B, Class C and Class Z shares. The shares of Prudential International Equity Fund are divided into eight share classes, designated as Class A, Class B, Class C, Class Z, Class L, Class M, Class X, and Class F shares. The shares of Prudential Emerging Markets Debt Local Currency Fund are divided into four share classes, designated as Class A, Class C, Class Q and Class Z shares. Each class of shares represents an interest in the same assets of each Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Q and Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares and Class M shares have a conversion feature and (5) Class Z shares are offered exclusively for sale to a limited group of investors.

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The Investment Company Act of 1940, as amended, provides that no Director, officer, employee or agent of the World Fund is liable to the World Fund or to a shareholder, nor is any Director, officer, employee or agent liable to any third persons in connection with the affairs of the World Fund, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. It also provides that all third parties shall look solely to the World Fund property for satisfaction of claims arising in connection with the affairs of the World Fund. With the exceptions stated, the By-laws permit the Directors to provide for the indemnification of Directors, officers, employees or agents of the Fund against all liability in connection with the affairs of the World Fund.

Pursuant to the charter, the Directors may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. All consideration received by the World Fund for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Pursuant to the 1940 Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the investment policies related thereto. The Directors have no intention of authorizing additional series at the present time.

The Directors have the power to alter the number and the terms of office of the Directors and they may at any time lengthen their own terms for up to a five year period and appoint their own successors, provided that always at least a majority of the Directors have been elected by the shareholders of the World Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Directors being selected, while the holders of the remaining shares would be unable to elect any Directors.

PRINCIPAL SHAREHOLDERS

To the knowledge of the indicated Funds, the following persons/entities owned beneficially or of record 5% or more of any class of Fund shares as of the date indicated:

Principal Fund Shareholders (as of December 6, 2010)
Fund Name	Shareholder Name	Address	Share Class	No. of Shares / % of Fund
Emerging Markets Debt Local Currency Fund	N/A	N/A	N/A	N/A
International Value Fund	Special Custody Account For The Exclusive Benefit f Customers	2801 Market Street Saint Louis, MO 63103	A	1,071,138 / 47.84%
	Special Custody Account For The Exclusive Benefit f Customers	2801 Market Street Saint Louis, MO 63103	B	59,890 / 37.74%
	Special Custody Account For The Exclusive Benefit f Customers	2801 Market Street Saint Louis, MO 63103	C	194,875 / 55.77%
	Prudential Bank And Trust TTEE FBO New York Metro Transit Auth C/O Andrew F Levesque	280 Trumbull St One Commercial Plaza Hartford CT 06103	Z	5,555,286 / 70.24%
	Pims/Prudential Retirement As Nominee For The TTEE/Cust City Of Tallahassee Map Plan	300 South Adams Street Box A-30 Tallahassee, FL 32301	Z	1,115,906 / 14.11%
International Equity Fund	Special Custody Account For The Exclusive Benefit Of Customers	2801 Market Street Saint Louis, MO 63103	A	12,705,351 / 30.60%
	Special Custody Account For The Exclusive Benefit Of Customers	2801 Market Street Saint Louis, MO 63103	B	411,485 / 26.85%
	Special Custody Account For The Exclusive Benefit Of Customers	2801 Market Street Saint Louis, MO 63103	C	1,074,839 / 24.18%
	Raymond James & Assoc Inc FBO Jackson County Scneck Memorial Hospital C/O Warren Forgey	411 W Tipton St Seymour, IN 47274	C	241,804 / 5.44%
	Special Custody Account For The Exclusive Benefit Of Customers	2801 Market Street Saint Louis, MO 63103	F	140,695 / 25.54%
	Prudential Moderate Allocation Fund Attn: Ted Lockwood / Stacie Mintz	Gateway Center # 2, 4th Floor Newark, NJ 07102	Z	3,277,423 / 44.11%
	Prudential Growth Allocation Fund Attn: Ted Lockwood / Stacie Mintz	Gateway Center # 2, 4th Floor Newark, NJ 07102	Z	2,412,348 / 32.47%
	Prudential Conservative Allocation Fund Attn: Ted Lockwood / Stacie Mintz	Gateway Center # 2, 4th Floor Newark, NJ 07102	Z	1,167,211 / 15.71%

As of the date of this SAI, the Directors and Officers of the Funds, as a group, owned less than 1% of the outstanding common stock of the Funds.

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PIM Investments Inc., an affiliate of the Manager, will own all initial seed capital shares of Prudential Emerging Markets Debt Local Currency Fund as of the date of this SAI and shall be deemed a control person of the Fund.

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FINANCIAL STATEMENTS

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Prudential Emerging Markets Debt Local Currency Fund is new, and therefore no financial information is available at this time.

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PART II

PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

Share Classes. A Fund may offer shares of one or more classes to investors. Not every Fund may offer every share class described in this SAI, and investors should consult their Fund's prospectus for specific information concerning the share classes that are available to them.

Shares of a Fund may be purchased at a price equal to the next determined NAV per share plus a sales charge (if applicable) which, at the election of the investor, may be imposed either (1) at the time of purchase (Class A shares) or (2) on a deferred basis (Class B and Class C shares or Class A shares, in certain circumstances). Class Q, Class R, Class Y and Class Z shares of a Fund are offered to a limited group of investors at NAV without any sales charges.
Certain Funds may also offer additional or different classes of shares, including Class F, Class I, Class L, Class M, Class Q, Class R and Class X shares. Specific information with respect to these share classes is set forth in the applicable Fund's prospectus and SAI.

For more information, see "How to Buy, Sell and Exchange Shares of the Fund--How to Buy Shares" in the Prospectus.

Purchase by Wire. For an initial purchase of shares of a Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. PMFS will request the following information: your name, address, tax identification number, Fund name, class election (if applicable), dividend distribution election, amount being wired and wiring bank. PMFS will also furnish you with instructions for wiring the funds from your bank to the Fund's Custodian.

If you arrange for receipt by the Custodian of federal funds prior to the calculation of NAV (once each business day at the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. New York time), on a business day, you may purchase shares of the Fund as of that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.

In making a subsequent purchase order by wire, you should wire the Fund's Custodian directly and should be sure that the wire specifies the Fund name, the share class to be purchased, your name, individual account number, Direct Deposit Account (DDA) Number and the Fund's Bank Account registration. You do not need to call PMFS to make subsequent purchase orders utilizing federal funds. The minimum amount for subsequent purchase by wire is $100.

Issuance of Fund Shares for Securities. Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or (3) other acquisitions of portfolio securities that: (a) meet the investment objectives and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Fund's Manager.

Multiple Accounts. An institution may open a single master account by filing an application with PMFS, signed by personnel authorized to act for the institution. Individual subaccounts may be opened at the time the master account is opened by listing them, or they may be added at a later date by written advice. Procedures will be available to identify subaccounts by name and number within the master account name. The foregoing procedures would also apply to related institutional accounts (i.e., accounts of shareholders with a common institutional or corporate parent). The investment minimums as set forth in the relevant Prospectus under "How to Buy and Sell Shares of the Fund—How to Buy Shares" are applicable to the aggregate amounts invested by a group, and not to the amount credited to each subaccount.

Reopening an Account. Subject to the minimum investment restrictions, an investor may reopen an account, without filing a new application, at any time during the calendar year the account is closed, provided that the information on that application is still applicable.

Restrictions on Sale of Fund Shares. A Fund may suspend the right of redemption or postpone the date of payment for a period of up to seven days. Suspensions or postponements may not exceed seven days except at times (1) when the the NYSE is closed for other than customary weekends and holidays, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

Redemption in Kind. The Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission and procedures adopted by the Board of Directors. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

Rights of Accumulation. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described under "Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus, may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential Investments mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge). The Distributor, your broker or the Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. Reduced sales charges will be granted subject to confirmation of the investor's holdings. This does not apply to Prudential MoneyMart Assets, Inc.

Sale of Shares. You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. See "Net Asset Value" below. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge (CDSC), as described in "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for that day (at the close of regular trading on the NYSE, usually, 4:00 p.m. New York time) in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of a Fund.

All correspondence and documents concerning redemptions should be sent to the Fund in care of Prudential Mutual Fund Services LLC, P.O. Box 9658, Providence, Rhode Island 02940, to the Distributor or to your broker.

If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of Prudential Mutual Fund Services LLC, P.O. Box 9658, Providence, RI 02940, to the Distributor or to your broker.

Payment for redemption of recently purchased shares will be delayed until the Fund or its Transfer Agent has been advised that the purchase check has been honored, which may take up to 7 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or cashier's check.

Signature Guarantee. If the proceeds of the redemption (1) exceed $100,000, (2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the transfer agent's records, (4) are to be paid to a corporation, partnership, trust or fiduciary, or (5) are to be paid due to the death of the shareholder or on behalf of the shareholder, and your shares are held directly with the Transfer Agent, the signature(s) on the redemption request or stock power must be medallion signature guaranteed. The medallion signature guarantee must be obtained from an authorized officer of a bank, broker, dealer, securities exchange or association, clearing agency, savings association, or credit union that is participating in one of the recognized medallion programs (STAMP, SEMP, or NYSE MSP). The medallion signature guarantee must be appropriate for the dollar amount of the transaction. The Transfer Agent reserves the right to reject transactions where the value of the transaction exceeds the value of the surety coverage indicated on the medallion imprint. The Transfer Agent also reserves the right to request additional information from, and make reasonable inquires of, any institution that provides a medallion signature guarantee. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a medallion signature guarantee is not required.

Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the written request and certificates, if issued, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the NYSE is closed for other than customary weekends and holidays, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

Expedited Redemption Privilege. By electing the Expedited Redemption Privilege, you may arrange to have redemption proceeds sent to your bank account. The Expedited Redemption Privilege may be used to redeem shares in an amount of $100 or more, except if an account for which an expedited redemption is requested has a net asset value of less than $100, the entire account will be redeemed. Redemption proceeds in the amount of $500 or more will be remitted by wire to your bank account at a domestic commercial bank which is a member of the Federal Reserve system. The money would generally be received by your bank within one business day of the redemption. Redemption proceeds of less than $500 will be sent by ACH to your bank which must be a member of the Automated Clearing House (ACH) system. The money would generally be received by your bank within three business days of the redemption. Any applicable CDSC will be deducted from the redemption proceeds. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time to receive a redemption amount based on that day's NAV and are subject to the terms and conditions as set forth in the Prospectus regarding redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "How to Buy, Sell and Exchange Shares of the Fund-Telephone Redemptions or Exchanges" in the Prospectus. The Expedited Redemption Privilege may be modified or terminated at any time without notice. To receive further information, shareholders should contact PMFS.

Involuntary Redemption. If the value of your account with PMFS is less than $500 for any reason, we may sell the rest of your shares (without charging any CDSC) and close your account. The involuntary sale provisions do not apply to: (i) an individual retirement account (IRA) or other qualified or tax-deferred retirement plan or account, (ii) Automatic Investment Plan ("AIP") accounts, employee savings plan accounts or payroll deduction plan accounts, (iii) accounts with the same registration associated with multiple share classes within the Fund, (iv) clients with assets more than $50,000 across the Prudential Investments family of mutual funds, or (v) omnibus accounts, and accounts for which a broker or other financial intermediary is responsible for recordkeeping. "Client" for this purpose has the same definition as for purposes of Rights of Accumulation, i.e., an investor and an eligible group of related investors.

Small Account Maintenance Fee. In order to offset the disproportionate effect (in basis points) of expenses associated with servicing small balance accounts, if the value of your account with PMFS is less than $2,500, a $15 annual small account maintenance fee will be deducted from your account. The $15 annual small account maintenance fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the $15 small account maintenance fee will be waived. The $15 small account maintenance fee will not be charged on: (i) accounts during the first six months from inception of the account, (ii) omnibus accounts, and accounts for which a broker or other financial intermediary is responsible for recordkeeping, (iii) institutional accounts, (iv) group retirement plans (including SIMPLE IRA plans, profit-sharing plans, money purchase pension plans, Keogh plans, defined compensation plans, defined benefit plans and 401(k) plans), (v) AIP accounts or employee savings plan accounts, (vi) accounts with the same registration associated with multiple share classes within the Fund, or (vii) clients with assets of more than $50,000 across the Prudential Investments family of mutual funds. "Client" for this purpose has the same definition as for purposes of Rights of Accumulation, i.e., an investor and an eligible group of related investors.

90-Day Repurchase Privilege. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest back into your account any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption in Class A, Class B or Class C will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Transfer Agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30-day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

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Contingent Deferred Sales Charge (CDSC). Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC. (Note: For Prudential Short-Term Corporate Bond Fund, Inc. only, investors who purchase $1 million or more of Class A shares and then sell these shares within 18 months of purchase are subject to a .50% CDSC).

The Class A CDSC is waived (i) for certain retirement and/or benefit plans, or (ii) if you purchase Class Z shares (see "Qualifying for Class Z Shares" in the Prospectus) within 5 days of redemption of your Class A shares that you had purchased directly through the Fund's transfer agent. In the case of (ii), we will credit your account with the appropriate number of shares to reflect any CDSC you paid on the reinvested portion of your redemption proceeds. Redemptions of Class B shares will be subject to a CDSC declining from 5% to zero over a six-year period (or a four-year period in the case of Prudential Short-Term Corporate Bond Fund, Inc.). Class C shares redeemed within 12 months of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption that reduces the current value of your Class A, Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding 12 months in the case of Class A shares (in certain cases), 6 years in the case of Class B shares (or four years in the case of Short-Term Corporate Bond Fund, Inc. Class B shares), and 12 months, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. If you purchased or hold your shares through a broker, third party administrator or other authorized entity that maintains subaccount recordkeeping, any applicable CDSC that you will pay will be calculated and reported to PMFS by such broker, administrator or other authorized entity.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. The CDSC will be calculated from the date of the initial purchase, excluding the time shares were held in Class B, Class F or Class C shares of a money market fund. See "Shareholder Services - Exchange Privileges" below.

In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class A shares made during the preceding 12 months (in certain cases), 6 years for Class B and Class F shares (four years in the case of Prudential Short-Term Corporate Bond Fund, Inc.) and 12 months for Class C shares; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represent appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

Waiver of CDSC – Class B and Class F Shares. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

The CDSC will be waived in the case of a total or partial redemption in connection with certain distributions under the Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at (800) 353-2847.

For distributions from an IRA or 403(b) Custodial Account, the shareholder must submit a copy of the distribution form from the custodial firm indicating (i) the date of birth of the shareholder and (ii) that the shareholder is over age 70 1/2. The distribution form must be signed by the shareholder.

Finally, the CDSC will be waived to the extent you exchange your shares for shares of other Prudential Investments mutual funds, The Guaranteed Investment Account, the Guaranteed Insulated Separate Account or units of The Stable Value Fund. See "Shareholder Services – Exchange Privileges," below, for more information regarding the Exchange Privilege.

Systematic Withdrawal Plan. The CDSC will be waived (or reduced) on certain redemptions effected through a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase. The CDSC will be waived (or reduced) on redemptions until this threshold of 12% is reached. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

In addition, the CDSC will be waived on redemptions of shares held by Board Members of the Fund.

You must notify PMFS either directly or through your broker, at the time of redemption, that you are entitled to a waiver of the CDSC and provide PMFS or your broker with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.

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PMFS reserves the right to request such additional documents as it may deem appropriate.

Waiver of CDSC – Class C Shares. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or record keeping services. The CDSC will also be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential Retirement at (800) 353-2847.

Automatic Conversion of Class B, Class F, Class M and Class X Shares. Class B and Class F shares will automatically convert to Class A shares on a quarterly basis and Class M and Class X shares will automatically convert to Class A shares on a monthly basis approximately seven years (five years in the case of Prudential Short-Term Corporate Bond Fund, Inc.), seven years, eight years and ten years, respectively, after purchase.

The number of Class B, Class F, Class M and Class X shares eligible to convert to Class A shares will be the total number of shares that have completed their Class B, Class F, Class M and Class X aging schedule (including any time spent at 0% liability), plus all shares acquired through the reinvestment of dividends for Class B and Class F shares and a proportionate number of shares acquired through reinvestment of dividends for Class M and Class X shares.

Since annual distribution-related fees are lower for Class A shares than Class B, Class F, Class M and Class X shares, the per share NAV of the Class A shares may be higher than that of the Class B, Class F, Class M and Class X shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B, Class F, Class M and Class X shares converted.

For purposes of calculating the applicable holding period for conversions, for Class B and Class F shares previously exchanged for shares of a money market fund, the time period during which such shares were held in a money market fund will be excluded for the Class B and Class F shares. For example, Class B and Class F shares held in a money market fund for one year would not convert to Class A shares until approximately eight years. Class B and Class F shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchaser of such shares.

The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the IRS (1) that the dividends and other distributions paid on Class A, Class B, Class C, Class F, Class I, Class L, Class M, Class Q, Class R, Class X, Class Y and Class Z shares will not constitute "preferential dividends" under the Code and (2) that the conversion of shares does not constitute a taxable event for federal income tax purposes. The conversion of Class B, Class F, Class M and Class X shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B, Class F, Class M and Class X shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee. Shareholders should consult their tax advisers regarding the tax consequences of the conversion or exchange of shares.

NET ASSET VALUE

The price an investor pays for each share is based on the share value. For each Fund the share value—known as the net asset value per share or NAV— is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. Each Fund will compute its NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. For purposes of computing a Fund's NAV, the Fund will value the Fund's futures contracts generally 15 minutes after the close of regular trading on the NYSE. A Fund may not compute its NAV on days on which no orders to purchase, sell or exchange shares of the Fund have been received or on days on which changes in the value of the Fund's portfolio securities do not materially affect its NAV. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

In accordance with procedures adopted by the Board, the value of investments listed on a securities exchange (other than options on stock and stock indices) are valued at the last sale price on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price, as provided by a pricing service or principal market marker. Securities included on the Nasdaq Market are valued at the NASDAQ Official Closing Price ("NOCP") on the day of valuation, or if there was no NOCP, at the last sale price. NASDAQ Market Securities for which there was no NOCP or last sale price are valued at the mean between the last bid and asked prices on the day of valuation, or the last bid price in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter ("OTC") market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be OTC, are valued at the mean between the last reported bid and asked prices provided by principal market makers.

OTC options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or if there was no sale on the applicable commodities exchange on such day, at the mean between the most recently quoted bid and asked prices on such exchange or at the last bid price in the absence of an asked price. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank, dealer or independent service, and forward currency exchange contracts are valued at the current cost of covering or offsetting such contacts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the subadviser or Manager under procedures established by and under the general supervision of the Fund's Board.

Under the 1940 Act, the Board is responsible for determining in good faith the fair value of securities of a Fund. Portfolio securities for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadviser (or Valuation Committee or Board) does not represent fair value (Fair Value Securities), are valued by the Valuation Committee or Board in consultation with the Subadviser or Manager, as applicable, including, as applicable, their portfolio managers, traders, research and credit analysts, and legal and compliance personnel, on the basis of the following factors: the nature of any restrictions on disposition of the securities; assessment of the general liquidity/illiquidity of the securities; the issuer's financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst, media or other reports or information deemed reliable by the Manager or Subadviser regarding the issuer or the markets or industry in which it operates; other analytical data; consistency with valuation of similar securities held by other Prudential Investments mutual funds; and such other factors as may be determined by the Adviser, Manager, Board or Valuation Committee to materially affect the value of the security. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into default and for which there is no current market; securities whose prices are stale; securities affected by significant events; and securities that the Subadviser or Manager believes were priced incorrectly.

A "significant event" (which includes, but is not limited to, an extraordinary political or market event) is an event that the Subadviser or Manager believes with a reasonably high degree of certainty has caused the closing market prices of a Fund's portfolio securities to no longer reflect their value at the time of the Fund's NAV calculation. On a day that the Manager may determine that one or more of the Fund's portfolio securities constitute Fair Value Securities, the Manager's Fair Valuation Committee may determine the fair value of these securities if the fair valuation of each security results in a change of less than $0.01 to the Fund's NAV and/or the fair valuation of the securities in the aggregate results in a change of one half of one precent or more of the Fund's daily net assets and the Fair Valuation Committee presents these valuations to the Board for its ratification.

The Fund's use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which the Fund determines its NAV per share.

Short-term debt securities are valued at cost, with interest accrued of discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board not to represent fair value. Short-term debt securities with remaining maturities of more than 60 days, for which market quotations are readily available are valued at their current market quotations as supplied by an independent pricing agent or more than one principal market maker (if available, otherwise a primary market maker).

Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or provides a valuation that, in the judgment of the Manager, does not present fair value, shall be valued in accordance with the following procedures: At the time of purchase, the duration of the security is to be determined. A Treasury issue (or similar security or index for which market quotes are readily available) (the "Proxy") of similar duration will then be selected to serve as a Proxy for the price movements of the security. The price of the security will fluctuate exactly as does the Proxy while maintaining the initial price spread constant. The duration of the security will be reviewed once a month by one or more of the portfolio managers, and at any other time that a portfolio manager believes that there may have been a material change in the duration of the security. Should the duration change, another security or index of similar duration will be chosen to serve as proxy, at which point the price spread will be determined. In addition, the validity of the pricing methodology will be monitored by (1) comparing the actual sales proceeds of the security to its price reported by the Fund at the time of the sale and (2) periodically obtaining actual market quotes for the security.

As long as a Fund declares dividends daily, the net asset value of each class of shares of the Fund will generally be the same. It is expected, however, that the dividends, if any, will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

SHAREHOLDER SERVICES

Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares is maintained by the Transfer Agent. Share certificates are no longer to be issued for shares of the Fund. The Fund makes available to its shareholders the following privileges and plans:

Automatic Reinvestment of Dividends and/or Distributions. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at NAV per share. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received by the record date, cash payment will be made directly to the broker. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividend or distribution at NAV by returning the check or the proceeds to the transfer agent within 30 days after the payment date. Such reinvestment will be made at the NAV per share next determined after receipt of the check or the proceeds by the Transfer Agent. Shares purchased with reinvested dividends and/or distributions will not be subject to any CDSC upon redemption.
Exchange Privileges. Each Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential Investments mutual funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Investments mutual funds may also be exchanged for shares of a Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for federal income tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential Investments mutual funds, the exchange privilege is available for those funds eligible for investment in the particular program.

It is contemplated that the exchange privilege may be applicable to new Prudential Investments mutual funds, the shares of which may be distributed by the Distributor.

In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificated form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 a.m. and 6:00 p.m. New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to authenticate your account. A written confirmation of the exchange transaction will be sent to you. Neither a Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

If you hold shares through a brokerage firm, you must exchange your shares by contacting your financial adviser.

If you hold share certificates, the certificates must be returned in order for the shares to be exchanged. See "Purchase, Redemption and Pricing of Fund Shares—Sale of Shares" above.

You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, P.O. Box 9658, Providence, RI 02940.

In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC at the address noted above.

Class A shares: Shareholders of a Fund may exchange their Class A shares for Class A shares of certain other Prudential Investments mutual funds and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the Prudential Investments mutual funds participating in the exchange privilege.

The following money market funds participate in the Class A exchange privilege: Prudential Government Securities Money Market Fund and Prudential MoneyMart Assets, Inc. (Class A shares).

Participants in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential, or whose programs are available through financial intermediaries that have agreements with Prudential relating to mutual fund "wrap" or asset allocation programs or mutual fund "supermarket" programs, for which a Fund is an available option, may have their Class A shares, if any, exchanged for Class Z shares of the Fund, if available as an investment option, when they elect to have those assets become a part of the program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) may be exchanged for Class A shares of the Fund at net asset value if Class Z shares are not available to the shareholder as an investment option outside the program. Contact your program sponsor or financial intermediary with any questions.

Class B, Class C and Class F shares: Shareholders of a Fund may exchange their Class B and Class C shares of the Fund for Class B and Class C shares, respectively, and Class F shareholders may exchange their Class F shares for Class B shares of certain other Prudential Investments mutual funds. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of an exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the date of the initial purchase, rather than the date of the exchange, excluding any time Class B, Class C or Class F shares were held in a money market fund.

Class B, Class C and Class F shares of a Fund may also be exchanged for shares of Prudential MoneyMart Assets, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into a Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. For purposes of calculating the seven year holding period applicable to the Class B and Class F conversion feature, the time period during which Class B and Class F shares were held in a money market fund will be excluded.

At any time after acquiring shares of other funds participating in the Class B or Class C or Class F exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C or Class F shares of a Fund without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C or Class F exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C or Class F shares of other funds without being subject to any CDSC.

Class L shares: Shareholders of a Fund may exchange their Class L shares for Class L shares of certain other Prudential Investments mutual funds. No fee or sales load will be imposed upon the exchange.

Class M shares: Shareholders of a Fund may exchange their Class M shares for Class M shares of certain other Prudential Investments mutual funds. No fee or sales load will be imposed upon the exchange. Shares of any fund participating in the Class M or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class M shares of other funds without being subject to any CDSC.

Class X shares: Shareholders of a Fund may exchange their Class X shares for Class X shares of certain other Prudential Investments mutual funds. No fee or sales load will be imposed upon the exchange. Shares of any fund participating in the Class X or Class X exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class X shares of other funds without being subject to any CDSC.

Class Q Shares: Class Q shares may be exchanged for Class Q shares of other Prudential Investments mutual funds.

Class R shares: Class R shares may be exchanged for Class R shares of other Prudential Investments mutual funds.

Class Z shares: Class Z shares may be exchanged for Class Z shares of other Prudential Investments mutual funds.

Shareholders who qualify to purchase Class Z shares may have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares upon notification. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Wells Fargo Advisors, Pruco Securities, LLC or another broker that they are eligible for this special exchange privilege.

Participants in any fee-based program for which a Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value. Similarly, participants in Wells Fargo Advisors' 401(k) Plan for which the Fund's Class Z shares are an available option and who wish to transfer their Class Z shares out of the Wells Fargo Advisors 401(k) Plan following separation from service (i.e., voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.

Additional details about the exchange privilege and prospectuses for each of the Prudential Investments mutual funds are available from the Transfer Agent, the Distributor or your broker. The special exchange privilege may be modified, terminated or suspended on sixty days' notice, and any Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.
Automatic Investment Plan (AIP). Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of a Fund by authorizing his or her bank account or brokerage account to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automated Clearing House System.

Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available to shareholders through the Distributor, the Transfer Agent or your broker. The Systematic Withdrawal Plan provides for monthly, quarterly, semi-annual or annual redemptions in any amount, except as provided below, up to the value of the shares in the shareholder's account. Systematic withdrawals of Class A and Class L (in certain instances), Class B, Class C, Class F, Class M or Class X shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

The Transfer Agent, the Distributor or your broker acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time.

Systematic withdrawals should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (i) the purchase of Class A shares and (ii) the redemption of Class A (in certain instances), Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the Systematic Withdrawal Plan, particularly if used in connection with a retirement plan.

Mutual Fund Programs. From time to time, a Fund may be included in a mutual fund program with other Prudential Investments mutual funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are marketed with an investment theme, such as pursuit of greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. A Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

The mutual funds in the program may be purchased individually or as a part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their financial adviser concerning the appropriate blends of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

Tax-Deferred Retirement Programs. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under Section 403(b)(7) of the Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants or a pooled account arrangement. Information regarding the establishment of these plans, their administration, custodial fees and other details is available from the Distributor or the Transfer Agent.

Investors who are considering the adoption of such a plan should consult with their own legal counsel and/or tax adviser with respect to the establishment and maintenance of any such plan.

TAXES, DIVIDENDS AND DISTRIBUTIONS

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The following is a summary of certain tax considerations generally affecting each Fund and its shareholders. This section is based on the Internal Revenue Code of 1986, as amended (the "Code"), published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax adviser concerning the consequences of investing in a Fund in your particular circumstances under the Code and the laws of any other taxing jurisdiction.

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Qualification as a Regulated Investment Company. Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its net tax-exempt income and investment company taxable income for the year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

Net capital gains of a Fund that are available for distribution to shareholders will be computed by taking into account any applicable capital loss carryforward. If a Fund has a capital loss carryforward, the amount and duration of any such capital loss carryforward will be set forth at the end of this section.

In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a "qualified publicly traded partnership" (as such term is defined in the Code).

Each Fund must also satisfy an asset diversification test on a quarterly basis. Failure to do so may result in a Fund being subject to penalty taxes, being required to sell certain of its positions, and may cause the Fund to fail to qualify as a regulated investment company. Under this asset diversification test, at the close of each quarter of a Fund's taxable year, (1) 50% or more of the value of the Fund's assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund's assets may be invested in securities of (x) any one issuer (other than United States government securities or securities of other regulated investment companies), or two or more issuers (other than securities of other regulated investment companies) of which the Fund owns 20% or more of the voting stock and which are engaged in the same, similar or related trades or businesses or (y) one or more "qualified publicly traded partnerships" (as such term is defined in the Code).

Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. A Fund's investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

If for any year a Fund does not qualify as a regulated investment company, or fails to meet the Distribution Requirement, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In addition, in the event of a failure to qualify, a Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) for taxable years beginning prior to January 1, 2013, to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be subject to taxation on any net built-in-gains (i.e., the excess of the aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) recognized for a period of ten years, or, under certain circumstances, may have to recognize and pay tax on such net built-in-gain, in order to qualify as a regulated investment company in a subsequent year.

Excise Tax on Regulated Investment Companies. A 4% non-deductible excise tax is imposed on a regulated investment company to the extent that it distributes income in such a way that it is taxable to shareholders in a calendar year other than the calendar year in which a Fund earned the income. Specifically, the excise tax will be imposed if a Fund fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income, including qualified dividend income, for the calendar year and 98.2% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.

Each Fund intends to make sufficient distributions or deemed distributions of its qualified dividend income, ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that a Fund may in certain circumstances be required to borrow money or liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Investments. Each Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses realized by a Fund. A Fund may make investments that produce income that is not matched by a corresponding cash receipt by the Fund. Any such income would be treated as income earned by the Fund and therefore would be subject to the Distribution Requirement. Such investments may require a Fund to borrow money or dispose of other securities in order to comply with those requirements. Each Fund may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require a Fund to borrow money or dispose of other securities in order to comply with the Distribution Requirement. Additionally, a Fund may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent the Fund from accruing a long-term holding period. These investments may prevent the Fund from making capital gain distributions as described below. Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules. The foregoing concepts are explained in greater detail in the following paragraphs.

Gains or losses on sales of stock or securities by a Fund generally will be treated as long-term capital gains or losses if the stock or securities have been held by it for more than one year, except in certain cases where the Fund acquires a put or writes a call or otherwise holds an offsetting position, with respect to the stock or securities. Other gains or losses on the sale of stock or securities will be short-term capital gains or losses.

In certain situations, a Fund may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October and certain ordinary losses incurred after December until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

If an option written by a Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize short-term capital gain or loss. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Gain or loss on the sale, lapse or other termination of options acquired by a Fund on stock or securities and on narrowly-based stock indexes will be capital gain or loss and will be long-term or short-term depending on the holding period of the option.

Certain Fund transactions may be subject to wash sale, short sale, constructive sale, conversion transaction, constructive ownership transaction and straddle provisions of the Code that may, among other things, require a Fund to defer recognition of losses or convert long-term capital gain into ordinary income or short-term capital gain taxable as ordinary income.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute taxable ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

In general, gain or loss on a short sale is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in a Fund's hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of "substantially identical property" held by a Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by a Fund for more than one year. In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Debt securities acquired by a Fund may be subject to original issue discount and market discount rules which, respectively, may cause the Fund to accrue income in advance of the receipt of cash with respect to interest or cause gains to be treated as ordinary income subject to the Distribution Requirement referred to above. Market discount generally is the excess, if any, of the principal amount of the security (or, in the case of a security issued at an original issue discount, the adjusted issue price of the security) over the price paid by the Fund for the security. Original issue discount that accrues in a taxable year is treated as income earned by a Fund and therefore is subject to the Distribution Requirement. Because the original issue discount income earned by a Fund in a taxable year may not be represented by cash income, the Fund may have to borrow money or dispose of other securities and use the proceeds to make distributions to satisfy the Distribution Requirement.

Certain futures contracts and certain listed options (referred to as Section 1256 contracts) held by the Fund will be required to be "marked to market" for federal income tax purposes at the end of a Fund's taxable year, that is, treated as having been sold at the fair market value on the last business day of the Fund's taxable year. Except with respect to certain foreign currency forward contracts, sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and forty percent will be treated as short-term capital gain or loss. Any net mark-to-market gains may be subject to the Distribution Requirement referred to above, even though a Fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash.

Gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts or dispositions of debt securities denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition thereof generally also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary dividend distributions from current earnings and profits, and distributions made before the losses were realized could be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, thereby reducing each shareholder's basis in his or her Fund shares.

If the Fund holds (directly or indirectly) one or more "tax credit bonds" (defined below) on one or more specified dates during the Fund's taxable year, and the Fund satisfies the minimum distribution requirement, the Fund may elect for U.S. federal income tax purposes to pass through to shareholders tax credits otherwise allowable to the Fund for that year with respect to such bonds. A tax credit bond is defined in the Code as a "qualified tax credit bond" (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, a qualified zone academy bond, or a qualified school construction bond, each of which must meet certain requirements specified in the Code), a "build America bond" or certain other specified bonds. If the Fund were to make an election, a shareholder of the Fund would be required to include in gross income an amount equal to such shareholder's proportionate share of the interest income attributable to such credits and would be entitled to claim as a tax credit an amount equal to the shareholder's proportionate share of such credits. Certain limitations may apply on the extent to which the credit may be claimed.
A Fund may make investments in equity securities of foreign issuers. If a Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), the Fund may be subject to federal income tax on a portion of any "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed by the Fund to its shareholders. In addition, certain interest charges may be imposed on the Fund as a result of such distributions. If a Fund were to invest in an eligible PFIC and elected to treat the PFIC as a qualified electing fund (a "QEF"), in lieu of the foregoing requirements, the Fund would be required to include each year in its income and distribute to shareholders in accordance with the Distribution Requirement, a pro rata portion of the QEF's ordinary earnings and net capital gain, whether or not distributed by the QEF to the Fund. A Fund may not be able to make this election with respect to many PFICs because of certain requirements that the PFICs would have to satisfy.

Alternatively, a Fund generally will be permitted to "mark to market" any shares it holds in a PFIC. If a Fund made such an election, with such election being made separately for each PFIC owned by the Fund, the Fund would be required to include in income each year and distribute to shareholders in accordance with the Distribution Requirement, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. A Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years. A Fund will make appropriate basis adjustments in the PFIC stock to take into account the mark-to-market amounts.

Notwithstanding any election made by a Fund, dividends attributable to distributions from a foreign corporation will not be eligible for the special tax rates applicable to qualified dividend income if the foreign corporation is a PFIC either in the taxable year of the distribution or the preceding taxable year, but instead will be taxable at rates applicable to ordinary income.

A Fund may invest in real estate investment trusts ("REITs"). Such Fund's investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). A Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT will generally not constitute qualified dividend income. REITs will generally be able to pass through the tax treatment of tax-qualified dividends they receive.

Some of the REITs in which the Fund may invest will be permitted to hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations not yet issued, but that may apply retroactively, a portion of a Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are expected to provide that excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by shareholders, with the same consequences as if shareholders held the related REMIC residual interest directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

Under current law, if a charitable remainder trust (defined in Section 664 of the Code) realizes any unrelated business taxable income for a taxable year, it will be subject to an excise tax equal to 100% of such unrelated business taxable income. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Fund does not intend to invest directly in residual interests in REMICs or to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.

Fund Distributions. Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income paid to a non-corporate U.S. shareholder in a taxable year beginning before January 1, 2013 that are reported as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. The reduced tax rate for qualified dividends is scheduled to expire on December 31, 2012, unless further extended by Congress. The amount of dividend income that may be reported by a Fund as qualified dividend income will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, a Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not reported as qualified dividend income or exempt-interest dividends and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by the Fund from certain domestic corporations for the taxable year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate.

Ordinarily, shareholders are required to take taxable distributions by a Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

Dividends paid by a Fund that are properly reported as exempt-interest dividends will not be subject to regular federal income tax. Dividends paid by a Fund will be exempt from federal income tax (though not necessarily exempt from state and local taxation) to the extent of the Fund's tax-exempt interest income as long as 50% or more of the value of the Fund's assets at the end of each quarter is invested in (1) state, municipal and other bonds that are excluded from gross income for federal income tax purposes or (2) interests in other regulated investment companies, and, in each case, as long as the Fund properly reports such dividends as exempt-interest dividends. Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, are generally exempt from income tax in that state. However, income from municipal securities from other states generally will not qualify for tax-free treatment.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Fund will not be deductible for U.S. federal income tax purposes to the extent it relates to exempt-interest dividends received by a shareholder. If a shareholder receives exempt interest dividends with respect to any share of a Fund and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, a portion of any exempt-interest dividend paid by a Fund that represents income derived from certain revenue or private activity bonds held by the Fund may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. In addition, the receipt of dividends and distributions from a Fund may affect a foreign corporate shareholder's federal "branch profits" tax liability and the federal "excess net passive income" tax liability of a shareholder of an S corporation. Shareholders should consult their own tax advisers as to whether they are (i) "substantial users" with respect to a facility or "related" to such users within the meaning of the Code or (ii) subject to the federal "branch profits" tax, or the federal "excess net passive income" tax.

A Fund may either retain or distribute to shareholders its net capital gain (i.e., excess net long-term capital gain over net short-term capital loss) for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and reported as a "capital gain dividend," it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held its shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired its shares. Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Distributions by a Fund that exceed the Fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any distribution in excess of such tax basis will be treated as gain from the sale of its shares, as discussed below.

Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the amount of cash that could have been received. In addition, prospective investors in a Fund should be aware that distributions from the Fund will, all other things being equal, have the effect of reducing the net asset value of the Fund's shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

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Sale or Redemption of Shares. A shareholder will generally recognize gain or loss on the sale or redemption of shares in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of the Fund or substantially identical stock or securities within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund. Additionally, if a shareholder disposes of shares of a Fund within 90 days following their acquisition, and the shareholder acquires, during the period beginning on the date of disposition and ending on January 31 of the calendar year following the calendar year that includes the date of such disposition, Fund shares (1) before January 31 of the calendar year following the calendar year in which the original stock was disposed of, (2) pursuant to a reinvestment right received upon the purchase of the original shares and (3) at a reduced load charge (i.e., sales or additional charge), then any load charge incurred upon the acquisition of the original shares will not be taken into account as part of the shareholder's basis for computing gain or loss upon the sale of such shares, to the extent the original load charge does not exceed any reduction of the load charge with respect to the acquisition of the subsequent shares. To the extent the original load charge is not taken into account on the disposition of the original shares, such charge shall be treated as incurred in connection with the acquisition of the subsequent shares. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of long-term capital gain dividends received on (or undistributed long-term capital gains credited with respect to) such shares.

Capital gain of a non-corporate U.S. shareholder that is recognized in a taxable year beginning before January 1, 2013 is generally taxed at a maximum federal income tax rate of 15%, and thereafter at a maximum 20% rate, where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

Backup Withholding. A Fund will be required in certain cases to withhold and remit to the U.S. Treasury a portion of all dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided the Fund with either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service ("IRS") for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other exempt recipient. In addition, dividends and capital gain dividends made to corporate United States holders after December 31, 2011, may be subject to information reporting and backup withholding. Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.

If a shareholder recognizes a loss with respect to a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

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Medicare Contribution Tax. For taxable years beginning after December 31, 2012, a U.S. person that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, will be subject to a 3.8% tax on the lesser of (1) the U.S. person's "net investment income" for the relevant taxable year and (2) the excess of the U.S. person's modified adjusted gross income for the taxable year over a certain threshold (which in the case of individuals will be between $125,000 and $250,000, depending on the individual's circumstances). A Fund shareholder's net investment income will generally include dividend income from the Fund and net gains from the disposition of Fund shares, unless such dividend income or net gains are derived in the ordinary course of the conduct of a trade or business (other than a trade or business that consists of certain passive or trading activities). If you are a U.S. person that is an individual, estate or trust, you are urged to consult your tax advisers regarding the applicability of the Medicare contribution tax to your income and gains in respect of your investment in the Fund shares.

Foreign Shareholders. Dividends paid to a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of a Fund, net capital gain dividends and amounts retained by the Fund that are reported as undistributed capital gains.

The foregoing applies when the foreign shareholder's income from a Fund is not effectively connected with a U.S. trade or business. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, qualified dividend income, net capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

Foreign shareholders of a Fund must generally treat a distribution attributable to gain from a Fund's sale of an interest in a REIT or other U.S. real property holding corporation as real property gain if 50% or more of the value of a Fund's assets is invested in REITs and other U.S. real property holding corporations. The Fund is required to withhold a 35% tax on a distribution to a foreign shareholder attributable to real property gain, and such a distribution may subject a foreign shareholder to a U.S. tax filing obligation and create a branch profits tax liability for foreign corporate shareholders. Under a de minimis exception to this rule, if the foreign shareholder has not held more than 5% of a class of stock at any time during the one-year period ending on the date of the distribution, the foreign shareholder is not treated as receiving real property gain. After December 31, 2011, a distribution from a Fund will be treated as attributable to a U.S. real property interest only if such distribution is attributable to a distribution received by a Fund from a REIT. There are also certain additional restrictions regarding the use of wash sales and substitute payments.

Disposition of Fund shares by foreign shareholders will be subject to withholding tax and treated as income effectively connected to a U.S. trade or business if 50% or more of the value of a Fund's assets are invested in REITs and other U.S. real property holding corporations, the Fund is not domestically controlled and the foreign shareholder owns more than 5% of the outstanding shares of the Fund at any time during the five-year period ending on the date of disposition. After December 31, 2011 the same rule will apply to dispositions of Fund shares by foreign shareholders but without regard to whether the Fund is domestically controlled.

Provided that 50% or more of the value of a Fund's stock is held by U.S. shareholders, distributions of U.S. real property interests (including securities in a U.S. real property holding corporation, unless such corporation is regularly traded on an established securities market and the Fund has held 5% or less of the outstanding shares of the corporation during the five-year period ending on the date of distribution) occurring on or before December 31, 2011, in redemption of a foreign shareholder's shares of the Fund will cause the Fund to recognize gain. If a Fund is required to recognize gain, the amount of gain recognized will be equal to the fair market value of such interests over the Fund's adjusted bases to the extent of the greatest foreign ownership percentage of the Fund during the five-year period ending on the date of redemption.

For taxable years beginning before January 1, 2012, properly-reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of a Fund's "qualified net interest income" (generally, the Fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short-term capital gain over the Fund's long-term capital loss for such taxable year). However, depending on its circumstances, a Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

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For taxable years beginning before January 1, 2012, distributions that a Fund reports as "short-term capital gains dividends" or "long-term capital gains dividends" may not be treated as such to a recipient foreign shareholder if (1) the distribution is attributable to gain from a Fund's sale of an interest in a REIT or other U.S. real property holding corporation, (2) 50% or more of the Fund's assets are invested in REITs and other U.S. real property holding corporations and (3) the foreign shareholder has not owned more than 5% of the outstanding shares of the Fund at any time during the one-year period ending on the date of distribution. Such distributions will be subject to 30% withholding by the Fund and will be treated as ordinary dividends to the foreign shareholder.

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In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax unless such shareholders furnish the Fund with proper notification of their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.

Foreign Taxes. A Fund may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gain) received from sources within foreign countries. So long as more than 50% by value of the total assets of the Fund at the close of the taxable year consists of (1) stock or securities of foreign issuers or (2) interests in other regulated investment companies, the Fund may elect to treat any foreign income taxes paid by it as paid directly by its shareholders.

If the Fund makes the election, each shareholder will be required to (i) include in gross income, even though not actually received, its pro rata share of the Fund's foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) its pro rata share of the Fund's income taxes. A foreign tax credit may not exceed the U.S. federal income tax otherwise payable with respect to the foreign source income. For this purpose, each shareholder must treat as foreign source gross income (i) its proportionate share of foreign taxes paid by the Fund and (ii) the portion of any actual dividend paid by the Fund which represents income derived from foreign sources; the gain from the sale of securities will generally be treated as U.S. source income and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. This foreign tax credit limitation is, with certain exceptions, applied separately to separate categories of income; dividends from the Fund will be treated as "passive" or "general" income for this purpose. The effect of this limitation may be to prevent shareholders from claiming as a credit the full amount of their pro rata share of the Fund's foreign income taxes. In addition, shareholders will not be eligible to claim a foreign tax credit with respect to foreign income taxes paid by the Fund unless certain holding period requirements are met at both the Fund and the shareholder levels.

A Fund will make such an election only if it deems it to be in the best interest of its shareholders. A shareholder not subject to U.S. tax may prefer that this election not be made. The Fund will notify shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be passed through to the shareholders and the amount of foreign taxes, if any, for which shareholders of the Fund will not be eligible to claim a foreign tax credit because the holding period requirements (described above) have not been satisfied.

Withholdable Payments to Foreign Financial Entities and Other Foreign Entities. A 30% withholding tax would be imposed on certain payments that are made after December 31, 2012 to certain foreign financial institutions, investment funds and other non-U.S. persons that fail to comply with information reporting requirements in respect of their direct and indirect United States shareholders and/or United States accountholders. Such payments would include U.S.-source dividends and the gross proceeds from the sale or other disposition of stock that can produce U.S.-source dividends.

State and Local Tax Matters. Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gains distributions from regulated investment companies and other items may differ from federal income tax rules. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

Funds Other Than Money Market Funds. A Fund's portfolio holdings as of the end of the second and fourth fiscal quarters are made public, as required by law, in the Fund's annual and semi-annual reports. These reports are filed with the Commission on Form N-CSR and mailed to shareholders within 60 days after the end of the second and fourth fiscal quarters. A Fund's annual and semi-annual reports are posted on the Fund's website at www.prudentialfunds.com (for the Prudential Investments Funds) or at www.prudential.com (for certain other funds, including The Target Portfolio Trust and the Target Asset Allocations Funds, advised by Prudential Investments LLC). A Fund's portfolio holdings as of the end of the first and third fiscal quarters are made public and filed with the Commission on Form N-Q within 60 days after the end of the Fund's first and third fiscal quarters, and may be accessed at www.sec.gov.

A Fund generally posts on its website a detailed list of the Fund's portfolio holdings as of the end of each calendar month no sooner than approximately three business days prior to the end of the following month. A Fund's detailed list of portfolio holdings will generally remain available on the Fund's website for approximately one month, at which time the list will be replaced. (Note: The Target Portfolio Trust and the Target Asset Allocation Funds do not post portfolio holdings as of the end of each calendar month).

Money Market Funds. A Money Market Fund will post on its website a list of its portfolio holdings and certain other information on a monthly basis within five business days from month-end. A Money Market Fund will make a monthly filing with the SEC on Form N-MFP within five business days from month-end. This filing will contain complete portfolio holdings, all the information required in the monthly website postings and certain additional information about individual securities and the portfolio as a whole. The information in Form N-MFP will be made publicly available by the SEC 60 days after the end of the month to which the information pertains.
In addition, a Fund may also release its top ten holdings, sector and country breakdowns, and largest industries on a quarterly or monthly basis, with the information as of a date 15 days prior to the release. Such information will be posted on the Fund's website and will generally be available for viewing until replaced at the end of the subsequent quarter. However, if the Money Market Fund is required to release any such information on a more frequent basis pursuant to Rule 2a-7, then the Money Market Fund will release such information in a manner consistent with Rule 2a-7.

Portfolio holdings information which appears on a Fund's website may also be made available in printed form.

When authorized by a Fund's Chief Compliance Officer and another officer of the Fund, portfolio holdings information may be disseminated more frequently or at different periods than as described above.

The Fund has entered into ongoing arrangements to make available information about the Fund's portfolio holdings. Parties receiving this information may include intermediaries that distribute the Fund's shares, third-party providers of auditing, custody, proxy voting and other services for the Fund, rating and ranking organizations, and certain affiliated persons of the Fund, as described below. The procedures utilized to determine eligibility are set forth below:

Procedures for Release of Portfolio Holdings Information:

1. A request for release of fund holdings shall be provided by such third party setting forth a legitimate business purpose for such release which shall specify the Fund, the terms of such release, and frequency (e.g., level of detail, staleness). The request shall address whether there are any conflicts of interest between the Fund's shareholders and the investment adviser, subadviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interest of the shareholders of the Fund.

2. The request shall be forwarded to the Chief Compliance Officer of the Fund, or his delegate, for review and approval.

3. A confidentiality agreement in the form approved by an officer of the Fund must be executed with the recipient of the fund holdings information.

4. An officer of the Fund shall approve the release and agreement. Copies of the release and agreement shall be sent to PI's law department.

5. Written notification of the approval shall be sent by such officer to PI's Fund Administration Department to arrange the release of fund holdings information.

6. PI's Fund Administration Department shall arrange for the release of fund holdings information by the Fund's custodian bank(s).

As of the date of this SAI, each Fund will provide:

1. Traditional External Recipients/Vendors

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  Full holdings on a daily basis to RiskMetrics Group, Broadridge and Glass, Lewis & Co. (proxy voting administrator/agents) at the end of each day;
  Full holdings and transactions on a daily basis to RiskMetrics Group (securities class action claims administrator) at the end of each day, for certain funds;
  Full holdings and transactions on a monthly basis to RiskMetrics Group (securities class action claims administrator) at the end of each month, for certain funds;
  Full holdings on a daily basis to a Fund's Subadviser(s), Custodian Bank, sub-custodian (if any) and accounting agents (which includes the Custodian Bank and any other accounting agent that may be appointed) at the end of each day. When a Fund has more than one Subadviser, each Subadviser receives holdings information only with respect to the "sleeve" or segment of the Fund for which the Subadviser has responsibility;
  Full holdings to a Fund's independent registered public accounting firm as soon as practicable following the Fund's fiscal year-end or on an as-needed basis; and
  Full holdings to financial printers as soon as practicable following the end of a Fund's quarterly, semi-annual and annual period-ends.

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2. Analytical Service Providers

  Fund trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following a Fund's fiscal quarter-end;
  Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day;
  Full holdings on a daily basis to FactSet Research Systems Inc. and Lipper, Inc. (investment research providers) at the end of each day;
  Full holdings on a daily basis to Vestek (for preparation of fact sheets) at the end of each day (Target Portfolio Trust, and selected Prudential Investments Funds only);
  Full holdings to Frank Russell Company (investment research provider) at the end of each month (Prudential Jennison Small Company Fund, Prudential Variable Contract Accounts -2 and -10 only);
  Full holdings on a monthly basis to Fidelity Advisors (wrap program provider) approximately five days after the end of each month (Prudential Jennison Growth Fund and certain other selected Prudential Investments Funds only);
  Full holdings on a daily basis to Brown Brothers Harriman & Co. (operations support) (Prudential Financial Services Fund only);
  Full holdings on a daily basis to Markit WSO Corporation (certain operational functions)(Prudential Financial Services Fund only);
  Full holdings on a daily basis to Investment Technology Group, Inc. (analytical service provider) (Prudential Financial Services Fund only);
  Full holdings on a daily basis to State Street Bank and Trust Company (operations service provider) (Prudential Financial Services Fund only); and
  Full holdings on a quarterly basis to Prudential Retirement Services / Watson Wyatt Investment Retirement Services (401(k) plan recordkeeping) approximately 30 days after the close of the Fund's fiscal quarter-end (Prudential Jennison Growth Fund only).

In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by a Fund's Chief Compliance Officer and PI's Law Department on an annual basis.

In addition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PI employees are subject to the requirements of the personal securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on or further disseminating confidential information, including portfolio holdings information.

Also, affiliated shareholders may, subject to execution of a non-disclosure agreement, receive current portfolio holdings for the sole purpose of enabling the Fund to effect the payment of the redemption price to such shareholder in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with the rules of the Commission and procedures adopted by the Board of Directors. For more information regarding the payment of the redemption price by a distribution in kind of securities from the investment portfolio of the Fund, see "Purchase, Redemption and Pricing of Fund Shares--Redemption in Kind."

The Board has approved PI's Policy for the Dissemination of Portfolio Holdings. The Board shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure. The Board has delegated oversight over a Fund's disclosure of portfolio holdings to the Chief Compliance Officer.

There can be no assurance that a Fund's policies and procedures on portfolio holdings information will protect the Fund from the potential misuse of such information by individuals or entities that come into possession of the information.

PROXY VOTING

The Board has delegated to each Fund's investment manager, PI, the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. Each Fund authorizes the Manager to delegate, in whole or in part, its proxy voting authority to its investment subadviser or third party vendors consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the Board, including any committee thereof established for that purpose.
The Manager and the Board view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for the Fund. Consistent with this goal, the Board views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Manager and the Board maintain a policy of seeking to protect the best interests of the Fund should a proxy issue potentially implicate a conflict of interest between the Fund and the Manager or its affiliates.

The Manager delegates to each Fund's Subadviser(s) the responsibility for voting the Fund's proxies. The Subadviser is expected to identify and seek to obtain the optimal benefit for the Fund it manages, and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of the Fund and delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Fund and the interests of the Subadviser or its affiliates. The Manager and the Board expect that the Subadviser will notify the Manager and Board at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, the Manager expects that the Subadviser will deliver to the Manager, or its appointed vendor, information required for filing the Form N-PX with the Commission. Information regarding how each Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ending June 30 is available without charge on the Fund's website and on the Commission's website at www.sec.gov.

A summary of the proxy voting policies of the Subadviser(s) is set forth in its respective Appendix to this SAI.

CODES OF ETHICS

The Board of Directors of each Fund has adopted a Code of Ethics. In addition, the Manager, investment subadviser(s) and Distributors have each adopted a Code of Ethics (the Codes). The Codes apply to access persons (generally, persons who have access to information about the Fund's investment program) and permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Codes are on public file with, and are available from, the Commission.

APPENDIX I: DESCRIPTION OF BOND RATINGS

STANDARD & POOR'S RATINGS SERVICES (S&P)

Long-Term Issue Credit Ratings

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
Commercial Paper Ratings

A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Notes Ratings

An S&P notes rating reflects the liquidity factors and market risks unique to notes. Notes due in three years or less will likely receive a notes rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

  Amortization schedule-the longer the final maturity relative to other maturities the more likely it will be treated as a note.
  Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

FITCH RATINGS LTD.

International Long-Term Credit Ratings

AAA: Highest Credit Quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
CCC, CC, C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

International Short-Term Credit Ratings

F1: Highest Credit Quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good Credit Quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3: Fair Credit Quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic investment.

Plus (+) or Minus (-): Plus or minus signs may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category, to categories below CCC, or to short-term ratings other than F1.

APPENDIX II: PROXY VOTING POLICIES OF THE SUBADVISERS

Prudential Investment Management, Inc. (PIM)

The overarching goal of each of the asset management units within Prudential Investment Management, Inc. (PIM) is to vote proxies in the best interests of their respective clients based on the clients' priorities. Client interests are placed ahead of any potential interest of PIM or its asset management units. Because the various asset management units within PIM manage distinct classes of assets with differing management styles, some units will consider each proxy on its individual merits while other units may adopt a pre-determined set of voting guidelines. The specific voting approach of each unit is noted below. A committee comprised of senior business representatives from each of the asset management units together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interests. The committee is responsible for interpretation of the proxy voting policy and periodically assesses the policy's effectiveness. In addition, should the need arise, the committee is authorized to address any proxy matter involving an actual or apparent conflict of interest that cannot be resolved at the level of an individual asset management business unit. In all cases, clients may obtain the proxy voting policies and procedures of the various PIM asset management units, and information is available to each client concerning the voting of proxies with respect to the client's securities, simply by contacting the client service representative of the respective unit.

Voting Approach of PIM Asset Management Units

Prudential Public Fixed Income. As this asset management unit invests primarily in public debt, there are few traditional proxies voted in this unit. Generally, when a proxy is received, this unit will vote with management on routine matters such as the appointment of accountants or the election of directors. With respect to non-routine matters such as proposed anti-takeover provisions or mergers the financial impact will be analyzed and the proxy will be voted on a case-by-case basis. Specifically, if a proxy involves:

  a proposal regarding a merger, acquisition or reorganization, a proposal that is not addressed in the unit's detailed policy statement, or circumstances that suggest a vote not in accordance with the detailed policy,

the proxy will be referred to the applicable portfolio manager(s) for individual consideration.

Prudential Real Estate Investors. PREI's proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect PREI's judgment of how to further the best long-range economic interest of our clients (i.e. the mutual interest of clients in seeing the appreciation in value of a common investment over time) through the shareholder voting process. PREI's policy is generally to vote proxies on social or political issues on a case by case basis. Additionally, where issues are not addressed by our policy, or when circumstances suggest a vote not in accordance with our established guidelines, voting decisions are made on a case-by-case basis taking into consideration the potential economic impact of the proposal. With respect to international holdings, we take into account additional restrictions in some countries that might impair our ability to trade those securities or have other potentially adverse economic consequences, and generally vote foreign securities on a best efforts basis in accordance with the recommendations of the issuer's management if we determine that voting is in the best economic interest of our clients.
PREI utilizes the services of a third party proxy voting facilitator, and upon receipt of proxies will direct the voting facilitator to vote in a manner consistent with PREI's established proxy voting guidelines described above (assuming timely receipt of proxy materials from issuers and custodians). In accordance with its obligations under the Advisers Act, PREI provides full disclosure of its proxy voting policy, guidelines and procedures to its clients upon their request, and will also provide to any client, upon request, the proxy voting records for that client's securities.

Thornburg Investment Management, Inc.

In cases where Thornburg is authorized to vote proxies, proxies are voted in accordance with written Proxy Voting Policies and Procedures adopted by Thornburg. The Policy states that the objective of voting a security is to enhance the value of the security, or to reduce potential for a decline in the security's value. The Policy prescribes procedures for assembling voting information and applying the informed expertise and judgment of Thornburg on a timely basis in pursuit of this voting objective.

The Policy also prescribes a procedure for voting proxies when a vote presents a conflict of interest. If the vote relates to the election of a director in an uncontested election or ratification of selection of independent accountants, the investment advisor will vote the proxy in accordance with the recommendation of any proxy voting service engaged by Thornburg. If no such recommendation is available, or if the vote involves other matters, Thornburg will vote in a manner that is believed to be consistent with stated Policy objectives.

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The Policy authorizes Thornburg to utilize various sources of information in considering votes, including the engagement of service providers who provide analysis and information on the subjects of votes and who may recommend voting positions. Thornburg may or may not accept these recommendations. Thornburg may decline to vote in various situations, including cases where an issue is not relevant to the Policy's voting objective or where it is not possible to ascertain what effect a vote may have on the value of an investment. Thornburg may not vote proxies in cases where (i) proxy voting materials are not delivered timely or, (ii) if Thornburg believes the benefit of voting a proxy does not outweigh the costs of doing so. Thornburg generally abstains from voting on social issues.

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Thornburg's procedures include 1) directing client proxy materials to Institutional Shareholder Services (ISS), 2) sending daily client holdings data to ISS, 3) receipt and review of ISS research and recommendations. Votes are submitted electronically to ISS. Vote history and analysis is retained by ISS.

LSV Asset Management

LSV Asset Management ("LSV") has adopted proxy voting guidelines that provide direction in determining how various types of proxy issues are to be voted.

LSV's purely quantitative investment process does not provide output or analysis that would be functional in analyzing proxy issues. LSV therefore will retain an independent, expert third party, currently Glass Lewis & Co. ("GLC"). GLC will implement LSV's proxy voting process, provide assistance in developing guidelines for client accounts that are updated for current corporate governance issues, helping to ensure that clients' best interests are served by voting decisions, and provide analysis of proxy issues on a case-by-case basis. LSV is responsible for monitoring GLC to ensure that proxies are adequately voted. LSV will vote issues contrary to, or issues not covered by, the guidelines only when LSV believes it is in the best interest of the client. Where the client has provided proxy voting guidelines to LSV, those guidelines will be followed, unless it is determined that a different vote would add more value to the client's holding of the security in question. Direction from a client on a particular proxy vote will take precedence over the guidelines. Clients are sent a copy of their respective guidelines on an annual basis. LSV's use of GLC is not a delegation of LSV's fiduciary obligation to vote proxies for clients.

Should a material conflict arise between LSV's interest and that of its clients (e.g., a client bringing a shareholder action has solicited LSV's support; LSV manages a pension plan for a company whose management is soliciting proxies; or an LSV employee has a relative involved in management at an investee company), LSV will vote the proxies in accordance with the recommendation of the independent third party proxy voting service. A written record will be maintained describing the conflict of interest, and an explanation of how the vote taken was in the client's best interest.

LSV may refrain from voting a proxy if the cost of voting the proxy exceeds the expected benefit to the client, for example in the case of voting a foreign security when the proxy must be translated into English or the vote must be cast in person.

Clients may receive a copy of LSV's voting record for their account by request. LSV will additionally provide any mutual fund for which LSV acts as adviser or sub-adviser, a copy of LSV's voting record for the fund so that the fund may fulfill its obligation to report proxy votes to fund shareholders.

Recordkeeping. In accordance with the recordkeeping rules, LSV will retain copies of its proxy voting policies and procedures; a copy of each proxy statement received regarding client securities (maintained by the proxy voting service and/or available on EDGAR); a record of each vote cast on behalf of a client (maintained by the proxy voting service); a copy of any document created that was material to the voting decision or that memorializes the basis for that decision (maintained by the proxy voting service); a copy of clients' written requests for proxy voting information and a copy of LSV's written response to a client's request for proxy voting information for the client's account; and LSV will ensure that it may obtain access to the proxy voting service's records promptly upon LSV's request.

Quantitative Management Associates LLC (QMA)

Description of QMA Proxy Voting Policies

It is the policy of Quantitative Management Associates LLC ("QMA") to vote proxies on client securities in the best long-term economic interest of our clients, in accordance with QMA's established proxy voting policy and procedures. In the case of pooled accounts, our policy is to vote proxies on securities in such account in the best long-term economic interest of the pooled account. In the event of any actual or apparent material conflict between our clients' interest and our own, our policy is to act solely in our clients' interest. To this end, the proxy voting policy and procedures adopted by QMA include procedures to address potential material conflicts of interest arising in connection with the voting of proxies.

QMA's proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect QMA's judgment of how to further the best long-range economic interest of our clients (i.e. the mutual interest of clients in seeing the appreciation in value of a common investment over time) through the shareholder voting process. QMA's policy is generally to abstain from voting proxies on social or political issues. Where issues are not addressed by our policy, or when circumstances suggest a vote not in accordance with our established guidelines, voting decisions are made on a case-by-case basis taking into consideration the potential economic impact of the proposal. With respect to international holdings, we take into account additional restrictions in some countries that might impair our ability to trade those securities or have other potentially adverse economic consequences, and generally vote foreign securities on a best efforts basis if we determine that voting is in the best economic interest of our clients. QMA has no control over whether fund securities out on loan are to be recalled for voting purposes, as this decision is made by the Fund. To the extent applicable, QMA will generally not recall or vote proxies with respect to shares out on loan. Our proxy voting committee is responsible for interpreting the proxy voting policy as well as monitoring conflicts of interest, and periodically assesses the policy's effectiveness.

QMA utilizes the services of a third party proxy voting facilitator, and upon receipt of proxies will direct the voting facilitator to vote in a manner consistent with QMA's established proxy voting guidelines described above (assuming timely receipt of proxy materials from issuers and custodians). In accordance with its obligations under the Advisers Act, QMA provides full disclosure of its proxy voting policy, guidelines and procedures to its clients upon their request, and will also provide to any client, upon request, the proxy voting records for that client's securities.

Jennison Associates LLC

Conflicts of interest may also arise in voting proxies. Jennison Associates LLC ("Jennison") has adopted a proxy voting policy to address these conflicts.

Jennison actively manages publicly traded equity securities and fixed income securities. It is the policy of Jennison that where proxy voting authority has been delegated to and accepted by Jennison, all proxies shall be voted by investment professionals in the best interest of the client without regard to the interests of Jennison or other related parties, based on recommendations as determined by pre-established guidelines either adopted by Jennison or provided by the client. Secondary consideration is permitted to be given to the public and social value of each issue. For purposes of this policy, the "best interests of clients" shall mean, unless otherwise specified by the client, the clients' best economic interests over the long term - that is, the common interest that all clients share in seeing the value of a common investment increase over time. Any vote that represents a potential material conflict is reviewed by Jennison Compliance and referred to the Proxy Voting Committee to determine how to vote the proxy if Compliance determines that a material conflict exists.
In voting proxies for international holdings, which we vote on a best efforts basis, we will generally apply the same principles as those for U.S. holdings. However, in some countries, voting proxies result in additional restrictions that have an economic impact or cost to the security, such as "share blocking", where Jennison would be restricted from selling the shares of the security for a period of time if Jennison exercised its ability to vote the proxy. As such, we consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Our policy is to not vote these types of proxies when the costs outweigh the benefit of voting, as in share blocking.

In an effort to discharge its responsibility, Jennison has examined third-party services that assist in the researching and voting of proxies and development of voting guidelines. After such review, Jennison has selected an independent third party proxy voting vendor to assist it in researching and voting proxies. Jennison will utilize the research and analytical services, operational implementation and recordkeeping and reporting services provided by the proxy voting vendor. The proxy voting vendor will research each proxy and provide a recommendation to Jennison as to how best to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings. It is important to note while Jennison may review the research and analysis provided by the vendor, the vendor's recommendation does not dictate the actual voting instructions nor Jennison's Guidelines. The proxy voting vendor will cast votes in accordance with Jennison's Guidelines, unless instructed otherwise by a Jennison Investment Professional, as set forth below, or if Jennison has accepted direction from a Client, in accordance with the Client's Guidelines.

In voting proxies for quantitatively derived holdings and Jennison Managed Accounts (i.e., "wrap") where the securities are not held elsewhere in the firm, Jennison has established a custom proxy voting policy with respect to the voting of these proxies. Proxies received in these circumstances will be voted utilizing the Jennison's guidelines. Additionally, in those circumstances where no specific Jennison guideline exists, Jennison will vote using the recommendations of the proxy voting vendor.

For securities on loan pursuant to a client's securities lending arrangement, Jennison will work with either custodian banks or the proxy voting vendor to monitor upcoming meetings and call stock loans, if possible, in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. In determining whether to call stock loans, the relevant investment professional shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the stock on loan. It is important to note that in order to recall securities on loan in time to vote, the process must be initiated PRIOR to the record date of the proxy. This is extremely difficult to accomplish as Jennison is rarely made aware of the record date in advance.

It is further the policy of Jennison that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, is to be made available to clients.

These procedures are intended to provide Jennison with the reasonable assurance that all clients' accounts are being treated fairly so that no one client's account is systematically advantaged.

PART C

OTHER INFORMATION

Item 28. Exhibits.

(a)(1) Restated Articles of Incorporation. Incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 3, 1995.

(2) Articles Supplementary dated December 27, 1995. Incorporated by reference to Exhibit (a)(ii) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 2, 2000.

(3) Articles Supplementary dated June 20, 1996. Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on June 24, 1996.

(4) Amendment to Articles of Incorporation. Incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on June 24, 1996.

(5) Articles Supplementary dated December 2, 1999. Incorporated by reference to Exhibit (a)(v) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 2, 2000.

(6) Articles of Amendment dated December 22, 1999. Incorporated by reference to Exhibit (a)(vi) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 2, 2000.

(7) Articles Supplementary as filed May 29, 2001. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 30, 2002.

(8) Articles of Amendment as filed June 11, 2003. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on October 23, 2003.

(9) Articles Supplementary as filed July 29, 2003. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on October 23, 2003.

(10) Articles of Amendment dated December 8, 2003. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 29, 2004.

(11) Articles Supplementary creating the Class F, Class L, Class M, Class X and New Class X shares. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A (File No.2-89725) filed via EDGAR on December 29, 2006.

(12) Articles Supplementary to create Jennison Global Infrastructure Fund (JIF) dated August 28, 2008. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 52 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 31, 2008.
(13) Articles Supplementary to create Prudential Emerging Markets Debt Local Currency Fund (EMD) dated December, 2010. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 11, 2011.

(b) By-Laws of the Registrant, Amended and Restated as of November 16, 2004. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 10, 2004.

(c)(1) Specimen Certificate for shares of Common Stock of the Registrant for Class A Shares. Incorporated by reference to Exhibit 4(a) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

(2) Specimen Certificate for shares of Common Stock of the Registrant for Class B Shares. Incorporated by reference to Exhibit 4(b) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

(3) Specimen Certificate for shares of Common Stock of the Registrant for Class C Shares. Incorporated by reference to Exhibit 4(c) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

(4) Specimen Certificate for shares of Common Stock of the Registrant for Class Z Shares. Incorporated by reference to Exhibit 4(d) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.
(5) Instruments defining rights of shareholders. Incorporated by reference to Exhibit 4(e) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

(d)(1) Amended and Restated Management Agreement between Registrant and Prudential Investments Fund Management LLC with respect to the International Value Series of the Registrant dated March 28, 2001. Incorporated by reference to Exhibit (d)(3) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 28, 2001.

(2) Amended and Restated Management Agreement between Registrant and Prudential Investments Fund Management LLC with respect to the Jennison International Growth Series of the Registrant dated March 28, 2001. Incorporated by reference to Exhibit (d)(5) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 28, 2001.
(3) Form of Management Agreement between Registrant and Prudential Investments LLC (PI) with respect to EMD. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 11, 2011.

(i) Management Fee Waiver and/or Reimbursement for EMD. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 11, 2011.

(4) Subadvisory Agreement between Prudential Investment Management, Inc. (PIM) and PI with respect to Dryden International Equity Fund (DIEF) (formerly Prudential Jennison International Growth Fund), a Series of the Registrant dated December 3, 2003. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 29, 2004.

(5) Amendment to Subadvisory Agreement between PI and PIM with respect to DIEF. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 10, 2004.

(6) Subadvisory Agreement between PI and LSV Asset Management with respect to the International Value Series of the Registrant. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 24, 2005.

(7) Subadvisory Agreement between PI and Thornburg Investment Management, Inc. with respect to the International Value Series of the Registrant. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 24, 2005.
(8) Form of Subadvisory Agreement between PI and PIM with respect to EMD. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 11, 2011.

(e)(1) Amended and Restated Distribution Agreement between the Registrant and Prudential Investment Management Services LLC dated September 16, 2010. Incorporated by reference to Prudential Jennison Small Company Fund, Inc. Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A (File No. 2-68723) filed via EDGAR on September 16, 2010.
(i) Amended Exhibit A for Distribution Agreement dated September 16, 2010. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 11, 2011.

(2) Form of Dealer Agreement. Incorporated by reference to Exhibit (e)(ii) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 2, 2000.
(3) Form of Amended and Restated Distribution Agreement between the Registrant and American Skandia Marketing, Inc. with respect to DIEF. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 29, 2006.

(f) Not applicable.

(g)(1) Custodian Agreement between the Registrant and The Bank of New York (BNY). Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 30, 2005.

(2) Amendment dated June 6, 2005 to Custodian Agreement between the Registrant and BNY. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A (File No. 333-66895) filed on December 30, 2005.

(3) Amendment dated June 30, 2009 to Custodian Agreement between the Registrant and BNY. Incorporated by reference to the Dryden Municipal Bond Fund Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A filed via EDGAR on June 30, 2009 (File No. 33-10649).

(4) Amendment dated December 21, 2010 to Custodian Agreement between the Registrant and BNY dated June 6, 2005. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 11, 2011.

(5) Form of Custodian Agreement dated July 1, 2005 between the Registrant and PFPC Trust Company (PFPC). Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 30, 2005.

(h)(1) Amended and Restated Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc. (PMFS), dated May 29, 2007. Incorporated by reference to the Dryden Municipal Bond Fund Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A filed via EDGAR on June 29, 2007 (File No. 33-10649).

(2) Amendment dated September 2, 2008 to Amended and Restated Transfer Agency and Service Agreement dated May 29, 2007. Incorporated by reference to the Target Portfolio Trust Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A as filed with the Commission on January 30, 2009 (File No. 33-50476).

(3)Amendment dated December 21, 2010 to Amended and Restated Transfer Agency and Service Agreement dated May 29, 2007. Incorporated by reference to the Prudential Investment Portfolios 3 Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A filed via EDGAR on December 30, 2010 (File No. 333-95849).

(i)(1) Opinion of Sullivan & Cromwell. Incorporated by reference to Exhibit 10 to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

(2) Opinion and consent of DLA Piper US LLP as to the legality of the securities being registered. Incorporated by reference to Exhibit (i)(2) to Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 8, 2006.
(3) Opinion and consent of DLA Piper US LLP as to the legality of the securities being registered. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 52 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 31, 2008.
(4) Opinion and consent of DLA Piper US LLP as to the legality of the securities being registered for EMD. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 11, 2011.

(j) Consent of independent registered public accounting firm. Filed herewith.

(k) Not applicable.

(l) Purchase Agreement dated November 18, 1999. Incorporated by reference to Exhibit (l) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 2, 2000.
(m)(1) Distribution and Service Plan for Class A shares of International Stock Series (currently Dryden International Value Fund or “DIVF”). Incorporated by reference to Exhibit 99.m (xii) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on November 2, 1998.

(2) Distribution and Service Plan for Class B shares of DIVF. Incorporated by reference to Exhibit 99.m (xiii) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on November 2, 1998.

(3) Distribution and Service Plan for Class C shares of DIVF. Incorporated by reference to Exhibit 99.m (xiv) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on November 2, 1998.

(4) Distribution and Service Plan for Class A shares of DIEF. Incorporated by reference to Exhibit (m)(xv) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 2, 2000.

(5) Distribution and Service Plan for Class B shares of DIEF. Incorporated by reference to Exhibit (m)(xvi) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 2, 2000.

(6) Distribution and Service Plan for Class C shares of DIEF. Incorporated by reference to Exhibit (m)(xvii) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 2, 2000.

(7) Distribution and Service Plan for Class F shares of DIEF. Incorporated by reference to Exhibit (10)(F) to the N-14 Registration Statement.
(8) Distribution and Service Plan for Class L shares of DIEF. Incorporated by reference to Exhibit (10)(G) to the N-14 Registration Statement.
(8) Distribution and Service Plan for Class M shares of DIEF. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 29, 2006.
(9) Distribution and Service Plan for New Class X shares of DIEF. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 29, 2006.
(11) Distribution and Service Plan for Class A shares of EMD. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 11, 2011.
(12) Distribution and Service Plan for Class C shares of EMD. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 11, 2011.
(13) 12b-1 Fee Waiver for Class A shares of IVF. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 23, 2010.
(14) 12b-1 Fee Waiver for Class A shares of EMD. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 11, 2011.

(n) Amended and Restated Rule 18f-3 Plan dated September 15, 2010. Incorporated by reference to Prudential Jennison Small Company Fund, Inc. Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A (File No. 2-68723) filed via EDGAR on September 16, 2010.

(o) Not Applicable.

(p)(1) Code of Ethics of the Registrant dated January 15, 2010. Incorporated by reference to Exhibit (p)(1) to Prudential Investment Portfolios 5 Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A, filed via EDGAR on September 27, 2010 (File No. 333-82621).

(2) Code of Ethics and Personal Securities Trading Policy of Prudential, including the Manager and Distributor, dated January 2009, incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A for Dryden Municipal Bond Fund, filed via EDGAR on June 30, 2009 (File No. 33-10649).

(3) Code of Ethics of LSV Asset Management. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 10, 2004.

(4) Code of Ethics of Thornburg Investment Management, Inc. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 10, 2004.
(5) Code of Ethics of Jennison dated October 5, 2005. Incorporated by reference to Post-Effective Amendment No. 29 to the Jennison Natural Resources Fund, Inc. Registration Statement on Form N-1A filed via EDGAR on July 31, 2006 (File No. 33-15166).

(q) Power of Attorney dated March 9, 2010. Incorporated by reference to corresponding exhibit to Prudential Global Real Estate Fund Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 333-42705) for Prudential Investment Portfolios 12, filed via EDGAR on March 15, 2010.

Item 29. Persons Controlled by or under Common Control with Registrant

None.

Item 30. Indemnification

As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act), and pursuant to Article VI of the Fund’s By-Laws (Exhibit (b) to the Registration Statement), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any stockholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions. Section 2-418 of Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreements (Exhibit (e) to the Registration Statement), the Distributors of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (Commission) such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

The Management Agreements and the Subadvisory Agreements for the Registrant, respectively limit the liability of The Manager and Subadvisers to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and each Distribution Agreement in a manner consistent with Release No. 11330 of the Commission under the 1940 Act so long as the interpretation of Section 17(h) and 17(i) of such Act remains in effect and is consistently applied.

Item 31. Business and Other Connections of Investment Adviser

(d)	Prudential Investments LLC (PI)

See “How the Fund is Managed-Manager” in the Prospectuses constituting Part A of this Post-Effective Amendment to the Registration Statement and “Management and Advisory Arrangements” in the Statement of Additional Information (SAI) constituting Part B of this Post-Effective Amendment to the Registration Statement.

The business and other connections of the directors and principal executive officers of PI are listed in Schedules A and D of its Form ADV as currently on file with the Commission (File No. 801-31104), the text of which is hereby incorporated by reference.

The business and other connections of Jennison’s directors and executive officers are listed in its Form ADV as currently on file with the Commission (File No. 801-5608), the relevant text of which is hereby incorporated by reference.

(b) Quantitative Management Associates LLC (QMA)

See “How the Fund is Managed-Investment Subadviser” in the Prospectus constituting Part A of this Post-Effective Amendment to the Registration Statement and “Management and Advisory Arrangements “ in the SAI constituting Part B of this Post-Effective Amendment to the Registration Statement.

The business and other connections of QMA’s directors and executive officers are listed in its Form ADV as currently on file with the Commission (File No. 801-62692), the relevant text of which is hereby incorporated by reference.

I LSV Asset Management (LSV)

See “How the Fund is Managed-Investment Subadviser” in the Prospectus constituting Part A of this Post-Effective Amendment to the Registration Statement and “Management and Advisory Arrangements “ in the SAI constituting Part B of this Post-Effective Amendment to the Registration Statement.

The business and other connections of LSV’s directors and executive officers are listed in its Form ADV as currently on file with the Commission (File No. 801-47689), the relevant text of which is hereby incorporated by reference.
(d) Thornburg Investment Management, Inc. (Thornburg)

See “How the Fund is Managed-Investment Subadviser” in the Prospectus constituting Part A of this Post-Effective Amendment to the Registration Statement and “Management and Advisory Arrangements” in the SAI constituting Part B of this Post-Effective Amendment to the Registration Statement.

The business and other connections of Thornburg’s directors and executive officers are listed in its Form ADV as currently on file with the Commission (File No.801-17853), the relevant text of which is hereby incorporated by reference.
(e) Jennison Associates LLC (Jennison)
See “How the Fund is Managed-Investment Subadviser” in the Prospectus constituting Part A of this Post-Effective Amendment to the Registration Statement and “Management and Advisory Arrangements” in the SAI constituting Part B of this Post-Effective Amendment to the Registration Statement.

The business and other connections of Jennison’s directors and executive officers are listed in its Form ADV as currently on file with the Commission (File No. 801-5608), the relevant text of which is hereby incorporated by reference.
(f) PIM
See “How the Fund is Managed-Investment Subadviser” in the Prospectus of EMD Fund constituting Part A of this Post-Effective Amendment to the Registration Statement and “Management and Advisory Arrangements” in the SAI constituting Part B of this Post-Effective Amendment to the Registration Statement.

The business and other connections of PIM’s directors and executive officers are listed in its Form ADV as currently on file with the Commission (File No. 801- 22808), the relevant text of which is hereby incorporated by reference.

Item 32. Principal Underwriters

(a) Prudential Annuities Distributors, Inc. (PAD), One Corporate Drive, Shelton, Connecticut 06484 and Prudential Investment Management Services, LLC (PIMS), Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102 (the “Distributors,” as previously defined) serve as the principal underwriters and distributors for the Registrant.  The Distributors are registered broker-dealers and members of the National Association of Securities Dealers, Inc.

PIMS is distributor for The Prudential Investment Portfolios, Inc., Prudential Investment Portfolios 2, Prudential Jennison 20/20 Focus Fund, Prudential Investment Portfolios 3, Prudential Investment Portfolios 4, Prudential Investment Portfolios 5, Prudential MoneyMart Assets, Inc., Prudential Investment Portfolios 6, Prudential High Yield Fund, Inc., Prudential National Muni Fund, Inc., Prudential Jennison Blend Fund, Inc., Prudential Jennison Mid-Cap Growth Fund, Inc., Prudential Investment Portfolios 7, Prudential Investment Portfolios 8, Prudential Jennison Small Company Fund, Inc., Prudential Investment Portfolios 9, Prudential World Fund, Inc., Prudential Investment Portfolios, Inc. 10, Prudential Small-Cap Core Equity Fund, Inc., Prudential Jennison Natural Resources Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Total Return Bond Fund, Inc., Prudential Investment Portfolios 11, Prudential Investment Portfolios 12, Prudential Investment Portfolios, Inc. 14, Prudential Sector Funds, Inc. Prudential Short-Term Corporate Bond Fund, Inc., Target Asset Allocation Funds, The Target Portfolio Trust, The Prudential Series Fund and Advanced Series Trust.

PIMS is also distributor of the following other investment companies: Separate Accounts: Prudential’s Gibraltar Fund, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account, The Prudential Qualified Individual Variable Contract Account and PRIAC Variable Contract Account A.

(b)(1) The business and other connections of PIMS’ sole member (PIFM Holdco, Inc) and Principal Officers are listed in its Form BD as currently on file with the securities and Exchange Commission (BD No. 18353), the text of which is hereby incorporated by reference.
(2) The business and other connections of PAD’s directors and principal executive officers are listed in its Form BD as currently on file with the Securities and Exchange Commission (BD No. 21570), the text of which is hereby incorporated by reference.

(c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

Item 33. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of The Bank of New York Mellon Corp. (BNY), One Wall Street, New York, NY 10286, PFPC Trust Company (PFPC), 301 Bellevue Parkway, Wilmington, DE 19809, Quantitative Management Associates LLC, Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102, LSV Asset Management, One North Wacker Drive, Suite 4000, Chicago, Illinois 60606, Thornburg Investment Management, Inc., 119 East Marcy Street, Santa Fe, New Mexico 87501, Jennison Associates LLC (Jennison), 466 Lexington Avenue, New York, New York 10017, the Registrant, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102, and Prudential Mutual Fund Services LLC (PMFS), 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Documents required by Rules 31a-1(b) (4), (5), (6), (7), (9), (10) and (11) and 31a-1 (d) and (f) will be kept at Gateway Center Three, Newark, NJ 07102, and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by BNY, PFPC and PMFS.

Item 34. Management Services

Other than as set forth under the captions “How the Fund is Managed-Manager” and “How the Fund is Managed-Distributor” in the Prospectuses and the captions “Management and Advisory Arrangements,” “Distribution of Fund Shares,” and “Other Service Providers” in the SAI, constituting Parts A and B, respectively, of this Registration Statement, registrant is not a party to any management-related service contract.

Item 35. Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement under Rule 485(b) under the Securities Act and that it has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 29th day of March, 2011.

PRUDENTIAL WORLD FUND, INC.

*Judy A. Rice, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
* Kevin J. Bannon	Director
* Scott E. Benjamin	Director
* Linda W. Bynoe	Director
* Michael S. Hyland	Director
* Douglas H. McCorkindale	Director
* Stephen P. Munn	Director
* Richard A. Redeker	Director
* Judy A. Rice	Director and President (Principal Executive Officer)
* Robin B. Smith	Director
* Stephen G. Stoneburn	Director
* Grace C. Torres	Treasurer and Principal Financial and Accounting Officer
* By: /s/ Claudia DiGiacomo Claudia DiGiacomo	Attorney-in-Fact	March 29, 2011

Exhibit Index

Item 23

Exhibit No.                         Description

(j)	Consent of independent registered public accounting firm.